UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2012

Item 1. Reports to Stockholders.

UBS Relationship Funds	December 31, 2012

UBS Relationship Funds
Annual Report

This page intentionally left blank.

Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	18
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	24
UBS International Equity Relationship Fund	31
UBS Small-Cap Equity Relationship Fund	38
UBS U.S. Equity Alpha Relationship Fund	45
UBS Credit Bond Relationship Fund	56
UBS Global Corporate Bond Relationship Fund	69
UBS High Yield Relationship Fund	82
UBS Opportunistic Emerging Markets Debt Relationship Fund	93
UBS Cash Management Prime Relationship Fund	101
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	105

Explanation of expense disclosure	111

Statement of assets and liabilities	114

Statement of operations	118

Statement of changes in net assets	122

Statement of cash flows	125

Financial highlights	126

Notes to financial statements	132

Report of independent registered public accounting firm	151

General information	152

Trustee and Officer information	153

President’s letter

February 15, 2013

Dear Shareholder,

Since I last wrote to you six months ago, some of the macroeconomic concerns, such as the US fiscal cliff, European sovereign debt crisis and other potential global worries, shaking investor confidence have largely abated. As a result, we are witnessing early signs that investors are looking to transition some of their assets from traditional fixed income and cash back into risk assets. However, concerns remain, and a large number of investors are waiting on the sidelines, either hesitant or unwilling to venture into uncertain and relatively more volatile markets.

While those investors who have contributed to record fixed income asset flows over the past few years have generally been compensated with positive performance, this seemingly soft-paved road they have been riding may eventually hit a rough patch—inevitably resulting in a letdown for those who have grown complacent in the benign fixed income market. Equally disappointed may be those investors sitting on the sidelines in cash, as they may find they were unable to achieve the level of returns required to fund their future needs. Clearly, now more than ever, investors need to examine their portfolios. Given these circumstances, what may be an investor’s best defense against the backdrop of a volatile—or any—market environment? The answer is a thoughtful plan anchored on diversification.

At UBS Global Asset Management, we remain committed to providing you with globally diversified, outcome-oriented solutions that we believe can help you navigate today’s markets and help you meet your investment goals. We recognize that now, more than ever, investors can benefit from professional guidance as they review their portfolios and reallocate them with a forward-thinking view. In making this transition, the value of risk-managed solutions provided by well-resourced global managers cannot be overemphasized. I firmly believe that our over 30-year active asset allocation history combined with our diversified and continually evolving fund lineup can help investors build their portfolios to successfully meet their individual, long-term investment goals.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Global economic growth decelerates
While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed and far from robust. Looking back, gross domestic product (“GDP”) growth in the US was 2.0% during the first quarter of 2012. It then hit a soft patch and only grew 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1%1 in the fourth quarter, representing the first negative reading since the second quarter of 2009.

The Federal Reserve Board (“Fed”) took a number of actions during 2012 as it looked to meet its dual mandate of price stability and maximum employment. Throughout the year, the Fed kept the federal funds rate at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep rates on hold. In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”). At its June meeting, the Fed extended “Operation Twist” until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%,” provided inflation remains well contained.

Economic growth in countries outside the US also decelerated and, in some cases, fell back into recessions. In October 2012, the International Monetary Fund (“IMF”) projected that global growth would decline from 3.8% in 2011, to 3.3% in 2012. From a regional perspective, the IMF anticipated 2012 growth in the eurozone would contract 0.4%. While growth in emerging market countries was expected to remain higher than in their developed country counterparts, the IMF projected that emerging markets growth would fall from 6.2% in 2011, to 5.3% in 2012.

Global equities produce strong results
While the global equity market experienced periods of volatility, it ultimately generated strong results during the reporting period. A number of macro issues negatively impacted investor sentiment at times, including the European sovereign debt crisis, moderating global growth and uncertainties related to the US “fiscal cliff.” However, investor risk appetite generally returned fairly quickly as they looked to boost their returns. Also supporting sentiment were actions taken by central banks to support their economies. For the year as a whole, the US stock market, as measured by the S&P 500 Index,2 rose during nine of the 12 months and returned 16.00% in 2012.

International developed and emerging market equities also experienced several soft patches, but they too produced strong results during the reporting period. Aggressive actions taken by the European Central Bank to support the eurozone and indications that China may avoid a “hard landing” for its economy were two factors boosting investor sentiment for foreign stocks. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 returned 17.32% in 2012. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 rose 18.22% during the year.

[1]	Based on the Commerce Department’s most recent estimate announced on January 30, 2013, after the Fund’s fiscal period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Risk is rewarded in the fixed income market
There were several macro-induced flights to quality in the global fixed income markets during the reporting period. However, they proved to be only temporary setbacks and the US taxable spread sectors (non-US Treasury fixed income securities) outperformed equal duration Treasuries during the reporting period. With the Fed keeping interest rates in a historically low range, investors were drawn to lower quality/higher yielding fixed income securities for much of the period. Against this backdrop, high yield bonds and emerging markets debt generated exceptional returns. All told, the overall US bond market, as measured by the Barclays US Aggregate Index,5 returned 4.21% in 2012. Looking more closely at lower-rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 15.40% during the year. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned 18.54% over the 12-month period.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a great effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Global Securities Relationship Fund (the “Fund”) returned 14.72%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned 1.65% and 15.83%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 11.88%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period and outperformed the Index, primarily due to market allocation strategy, currency positioning and security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing forward contracts, i.e., derivatives, had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. That said, overall, our market allocation strategy contributed to Fund performance during the period.

Portfolio performance summary1
What worked

•	Currency strategies, overall, were positive for performance.

	–	Long positions in the Mexican peso and Polish zloty added to performance, given their strong results.

	–	A long position in a basket of Asian currencies (the Malaysian ringgit, South Korean won and Taiwan dollar) was beneficial for performance, as they generally appreciated versus the US dollar.

	–	We were rewarded when we tactically adjusted our exposure to the euro during the reporting period.

•	Positioning in a number of fixed income sectors aided the Fund’s results.

	–	Allocations to investment grade and high yield corporate bonds were beneficial for performance. Both generated strong results, given generally solid corporate fundamentals and overall robust demand for these bonds from investors looking to generate incremental yield in the low interest rate environment.

	–	A long credit position versus government bonds was rewarded as credit spreads[2] tightened and outperformed equal duration Treasuries.

•	Exposures to several portions of the global equity market contributed to performance.

	–	Having a bias to international equity versus US equity during the second half of the reporting period was rewarded. In particular, international equities rallied during the fourth quarter of 2012, as concerns related to the European sovereign debt crisis receded. In contrast, US equities weakened given uncertainties related to the “fiscal cliff.”

	–	Our long emerging markets position, at the end of the reporting period, was a positive for the Fund’s performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.
[2]	“Spreads” refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

UBS Global Securities Relationship Fund

•	Several relative value equity trades were additive for performance.

	–	A tactical long German equity position versus a short in Spanish equities during the first half of the year contributed to results.

	–	Having a long Japanese equities position versus a short Taiwanese equities position was beneficial.

•	Security selection was beneficial in a number of areas. In particular, security selection of international equities and US large-cap growth equities was positive for performance.

•	Overall, the Fund’s positioning among risk assets contributed to results.

	–	We tactically adjusted the Fund’s allocation to equities during the reporting period. When the period began, 57% of the portfolio was allocated to equities, versus 65% for the Index. During the first quarter of 2012, there were signs that the US economy was gathering some momentum, and we increased the Fund’s equity exposure to a neutral position.

	–	We pared the Fund’s equity exposure in the second quarter of 2012, given concerns about the outcome of several European elections. In the middle of the reporting period, we further reduced our equity exposure, as we believed the market was hitting a soft patch.

	–	As the reporting period progressed, we again moved to an overweight in equities, as economic data improved somewhat. The Fund ended the reporting period with a 69% allocation to equities and a 31% allocation to global fixed income.

	–	We moved to an overweight to emerging market equities in November 2012, given signs of some improvement in China’s economy. This move was rewarded as they produced strong results during the end of the fourth quarter.

What didn’t work

•	A couple of currency positions were negative for the period. The Fund’s short positions in the Australian and New Zealand dollars versus the US dollar were negatives for performance. We believed that the Australian and New Zealand dollars would weaken given moderating commodities demand, particularly out of China, but this did not prove to be the case during the reporting period.

•	A bias toward European equities versus US equities during the first half of the reporting period detracted from results. Over the first half of the year, European equities lagged their US counterparts given concerns about the European sovereign debt crisis.

•	Security selection in certain areas was not rewarded. Our emerging markets growth equity and US core value equity security selection was not rewarded.

•	Duration positioning, overall, was a small negative for performance. We tactically adjusted our US duration positioning to slightly shorter than the Index during the first half of the period, but were generally neutral during the period. This modestly detracted from performance as rates moved lower during these tactical moves.

•	An allocation to cash was a drag on results given better opportunities in risk assets.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	10 years

UBS Global Securities Relationship Fund	14.72%	1.21%	7.58%

Citigroup World Government Bond Index[1]	1.65	5.27	6.04

MSCI World Free Index (net)[2]	15.83	(1.18)	7.51

Global Securities Relationship Fund Index[3]	11.88	2.13	7.75

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets in developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net); 15% Citigroup World Government Bond ex US Index; 15% Citigroup US Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2012

Percentage of net assets

Apple, Inc.	1.0%
Novartis AG	0.6
Nestle SA	0.6
BP PLC	0.6
HSBC Holdings PLC	0.6
Toyota Motor Corp.	0.5
Imperial Tobacco Group PLC	0.5
Rio Tinto PLC	0.5
SABMiller PLC	0.5
Amazon.com, Inc.	0.5

Total	5.9%

Country exposure by issuer, top five
(unaudited)[2]
As of December 31, 2012

Percentage of net assets

United States	19.9%
United Kingdom	5.7
Germany	4.6
Japan	3.9
China	2.0

Total	36.1%

Top ten long-term fixed income holdings
(unaudited)[1]
As of December 31, 2012

Percentage of
net assets

Bundesrepublik Deutschland,
1.500%, due 04/15/16	1.0%
Government of Australia,
5.750%, due 05/15/21	1.0
UK Gilts,
3.750%, due 09/07/21	0.7
Bundesrepublik Deutschland,
3.250%, due 07/04/21	0.5
Kingdom of Sweden,
5.000%, due 12/01/20	0.3
Buoni Poliennali Del Tesoro,
3.000%, due 04/15/15	0.3
Government of Finland,
4.375%, due 07/04/19	0.3
Kingdom of Sweden,
4.250%, due 03/12/19	0.3
Buoni Poliennali Del Tesoro,
4.250%, due 02/01/19	0.3
US Treasury Bonds,
8.000%, due 11/15/21	0.3

Total	5.0%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.
[2]	Figures represent the direct investments of the UBS Global Securities Relationship Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States: 33.2%, United Kingdom: 7.3%, Germany: 5.0%, Japan 4.5%, China 3.3%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1
As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	0.85%
Airlines	0.33
Auto components	0.34
Automobiles	0.72
Beverages	0.94
Biotechnology	0.71
Building products	0.26
Capital markets	0.75
Chemicals	1.20
Commercial banks	2.71
Communications equipment	0.31
Computers & peripherals	1.25
Construction & engineering	0.24
Construction materials	0.45
Diversified financial services	0.85
Diversified telecommunication services	0.46
Electric utilities	0.57
Electrical equipment	0.36
Electronic equipment, instruments & components	0.16
Energy equipment & services	0.97
Food & staples retailing	0.60
Food products	1.11
Gas utilities	0.20
Health care equipment & supplies	0.33
Health care providers & services	0.84
Hotels, restaurants & leisure	0.53
Household durables	0.03
Household products	0.11
Industrial conglomerates	0.67
Insurance	1.76
Internet & catalog retail	0.68
Internet software & services	0.98
IT services	1.04
Leisure equipment & products	0.18
Life sciences tools & services	0.30
Machinery	1.34
Marine	0.06
Media	1.03
Metals & mining	1.42
Multiline retail	0.38
Multi-utilities	0.32
Oil, gas & consumable fuels	2.70
Paper & forest products	0.29
Personal products	0.61
Pharmaceuticals	1.89%
Professional services	0.37
Real estate investment trust (REIT)	0.39
Real estate management & development	0.41
Road & rail	0.53
Semiconductors & semiconductor equipment	0.99
Software	1.56
Specialty retail	0.08
Textiles, apparel & luxury goods	0.98
Tobacco	0.75
Trading companies & distributors	0.55
Transportation infrastructure	0.02
Wireless telecommunication services	1.22

Total common stocks	41.68%

Preferred stock	0.26%

Bonds
Mortgage & agency debt securities	0.04
US government obligations	1.82
Non-US government obligations	6.68

Total bonds	8.54%

Investment companies
iShares iBoxx $ High Yield Corporate Bond Fund	1.00
iShares JPMorgan USD Emerging Markets Bond Fund	2.01
UBS Credit Bond Relationship Fund	8.00
UBS Emerging Markets Equity Relationship Fund	6.96
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2.64
UBS Global Corporate Bond Relationship Fund	6.01
UBS High Yield Relationship Fund	4.90
UBS Small-Cap Equity Relationship Fund	1.74
Vanguard MSCI EAFE ETF	2.92

Total investment companies	36.18%

Warrant	0.04
Short-term investment	11.57
Investment of cash collateral from securities loaned	0.90

Total investments	99.17%

Cash and other assets, less liabilities	0.83

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 41.68%
Argentina: 0.07%
MercadoLibre, Inc.[1]	3,100	$243,567

Australia: 0.84%
Australia & New Zealand Banking Group Ltd.	41,493	1,086,325
Orica Ltd.	34,697	912,411
Westfield Group	73,617	812,318

Total Australia common stocks		2,811,054

Brazil: 0.37%
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR[1]	2,400	106,536
Cia de Bebidas das Americas ADR	1,350	56,687
Cosan Ltd., Class A	6,600	114,246
Gafisa SA*	44,900	104,776
Gerdau SA ADR	5,700	51,243
Itau Unibanco Holding SA ADR	10,900	179,414
JHSF Participacoes SA	14,300	60,099
Lojas Renner SA	3,000	117,379
Minerva SA	10,300	56,674
Petroleo Brasileiro SA ADR	4,700	91,509
Vale SA ADR	14,100	295,536

Total Brazil common stocks		1,234,099

Canada: 1.61%
Canadian Oil Sands Ltd.	32,400	656,990
Lululemon Athletica, Inc.*[1]	6,600	503,118
Petrobank Energy & Resources Ltd.*	44,700	557,233
Petrominerales Ltd.[1]	31,928	276,044
Royal Bank of Canada	24,300	1,462,837
Suncor Energy, Inc.	35,400	1,164,104
Teck Resources Ltd., Class B	20,000	726,852

Total Canada common stocks		5,347,178

China: 1.91%
AIA Group Ltd.	308,486	1,229,452
Air China Ltd., H Shares	38,000	32,419
Angang Steel Co., Ltd., H Shares*	150,000	113,910
Anhui Conch Cement Co., Ltd., H Shares	99,000	368,339
Baidu, Inc. ADR*	1,200	120,348
Brilliance China Automotive Holdings Ltd.*	232,000	290,337
Changsha Zoomlion Heavy Industry
Science & Technology Development
Co., Ltd., H Shares	42,200	63,705
China Liansu Group Holdings Ltd.	148,300	103,427
China Overseas Land & Investment Ltd.	46,000	139,342
China Shenhua Energy Co., Ltd., H Shares	5,500	24,537
China Shipping Container
Lines Co., Ltd., H Shares*	647,000	191,191
China ZhengTong Auto Services
Holdings Ltd.*	123,000	87,638
	Shares	Value

CNOOC Ltd.	19,000	$41,719
Dongfang Electric Corp. Ltd., H Shares	51,600	106,077
Evergrande Real Estate Group Ltd.[1]	365,000	207,075
Harbin Electric Co., Ltd., H Shares	76,000	66,473
Industrial & Commercial
Bank of China, H Shares	151,000	108,896
Jardine Matheson Holdings Ltd.	18,400	1,144,310
Kingboard Chemical Holdings Ltd.	56,000	201,631
Lee & Man Paper Manufacturing Ltd.	310,000	197,196
Lonking Holdings Ltd.[1]	275,000	74,486
Maanshan Iron & Steel, H Shares*	236,000	73,666
New World Development Co., Ltd.	266,500	418,243
Nine Dragons Paper Holdings Ltd.	418,000	387,217
Shanghai Electric Group Co., Ltd., H Shares	208,000	90,428
Shimao Property Holdings Ltd.	98,500	189,404
Tencent Holdings Ltd.	4,300	139,943
Weichai Power Co., Ltd., H Shares	30,000	136,230

Total China common stocks		6,347,639

Denmark: 0.22%
FLSmidth & Co. A/S	12,584	735,135

Finland: 0.39%
Sampo Oyj, Class A	40,640	1,314,151

France: 0.69%
Carrefour SA	53,333	1,381,081
Schneider Electric SA	12,298	917,228

Total France common stocks		2,298,309

Germany: 2.35%
Bayer AG	11,987	1,138,315
Beiersdorf AG	10,453	854,112
Deutsche Bank AG	27,571	1,201,200
E.ON SE	41,824	778,870
Fresenius Medical Care AG & Co. KGaA	7,339	507,067
HeidelbergCement AG	14,626	886,083
Infineon Technologies AG	93,976	762,594
MAN SE	4,853	518,926
SAP AG	14,575	1,167,552

Total Germany common stocks		7,814,719

India: 0.15%
HDFC Bank Ltd. ADR	4,300	175,096
ICICI Bank Ltd. ADR	2,700	117,747
Mahindra & Mahindra Ltd. GDR	5,114	86,565
Tata Motors Ltd. ADR	4,000	114,880

Total India common stocks		494,288

Indonesia: 0.17%
Alam Sutera Realty Tbk PT	1,278,000	79,900
Astra International Tbk PT	23,500	18,593
Bank Rakyat Indonesia Persero Tbk PT	227,500	165,682

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Continued)
Indonesia—(Concluded)
Harum Energy Tbk PT	161,500	$101,037
Media Nusantara Citra Tbk PT	307,500	80,043
United Tractors Tbk PT	35,000	71,939
Wijaya Karya Persero Tbk PT	333,500	51,303

Total Indonesia common stocks		568,497

Ireland: 0.19%
Ryanair Holdings PLC ADR	18,000	617,040

Israel: 0.34%
Teva Pharmaceutical Industries Ltd. ADR	29,900	1,116,466

Italy: 0.33%
Fiat Industrial SpA	99,301	1,088,783

Japan: 3.88%
Asahi Glass Co., Ltd.[1]	107,000	777,392
Bridgestone Corp.	39,600	1,026,476
ITOCHU Corp.	113,000	1,192,814
KDDI Corp.	13,200	932,382
Mitsubishi Corp.	32,300	620,861
Mitsubishi UFJ Financial Group, Inc.	222,900	1,199,456
ORIX Corp.	9,690	1,093,409
Sankyo Co., Ltd.	15,500	613,336
Shin-Etsu Chemical Co., Ltd.	17,800	1,087,215
THK Co., Ltd.	46,100	828,402
Tokio Marine Holdings, Inc.	39,400	1,098,550
Tokyo Gas Co., Ltd.	149,000	681,221
Toyota Motor Corp.	37,600	1,755,039

Total Japan common stocks		12,906,553

Luxembourg: 0.18%
ArcelorMittal	33,955	587,797

Macau: 0.12%
Melco Crown Entertainment Ltd. ADR*[1]	20,500	345,220
Wynn Macau Ltd.*	19,600	54,016

Total Macau common stocks		399,236

Malaysia: 0.11%
Axiata Group Bhd	106,400	229,912
Sapurakencana Petroleum Bhd*	133,000	137,602

Total Malaysia common stocks		367,514

Mexico: 0.20%
Alsea SAB de CV*	74,000	147,584
Cemex SAB de CV ADR*	25,400	250,698
Grupo Financiero Banorte
SAB de CV, Class O	29,000	187,219
Grupo Televisa SAB ADR	2,600	69,108

Total Mexico common stocks		654,609
	Shares	Value

Netherlands: 0.91%
Heineken NV	16,514	$1,101,531
Koninklijke DSM NV	15,012	904,237
NXP Semiconductor NV*	11,100	292,707
Wolters Kluwer NV	36,009	744,592

Total Netherlands common stocks		3,043,067

Norway: 0.64%
Statoil ASA	26,339	660,953
Telenor ASA	71,878	1,460,324

Total Norway common stocks		2,121,277

Philippines: 0.24%
Alliance Global Group, Inc.	656,400	268,258
Bloomberry Resorts Corp.*	321,400	103,343
Megaworld Corp.	1,117,000	75,470
Metropolitan Bank & Trust	91,330	227,627
SM Investments Corp.	5,975	128,427

Total Philippines common stocks		803,125

Poland: 0.03%
Powszechna Kasa Oszczednosci
Bank Polski SA	9,416	113,582

Russia: 0.11%
Globaltrans Investment PLC GDR[2]	3,482	58,193
Lukoil OAO ADR	1,837	123,998
Uralkali OJSC GDR[2]	1,610	62,029
Yandex NV, Class A*	5,900	127,263

Total Russia common stocks		371,483

Singapore: 0.09%
Avago Technologies Ltd.	9,100	288,106

South Africa: 0.13%
Life Healthcare Group Holdings Ltd.	36,473	146,523
Mr. Price Group Ltd.	5,146	85,965
Shoprite Holdings Ltd.	7,629	185,419

Total South Africa common stocks		417,907

South Korea: 0.37%
Able C&C Co., Ltd.	1,937	143,552
Amorepacific Corp.*	179	203,500
Hyundai Heavy Industries Co., Ltd.*	498	113,630
Hyundai Motor Co.	561	115,468
LG Chem Ltd.	412	128,090
NHN Corp.*	493	105,121
Samsung Electronics Co., Ltd.	239	342,063
SK Hynix, Inc.*	3,650	88,553

Total South Korea common stocks		1,239,977

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Continued)
Spain: 0.16%
Acciona SA	6,998	$530,672

Sweden: 0.17%
Lundin Petroleum AB*	25,106	579,296

Switzerland: 1.55%
Nestle SA	32,343	2,107,926
Novartis AG	33,554	2,124,355
SGS SA	420	933,007

Total Switzerland common stocks		5,165,288

Taiwan: 0.22%
Largan Precision Co., Ltd.	12,000	325,389
Taiwan Semiconductor
Manufacturing Co., Ltd. ADR	14,100	241,956
Uni-President Enterprises Corp.	82,829	152,362

Total Taiwan common stocks		719,707

Thailand: 0.21%
Airports of Thailand PCL	21,600	69,000
Home Product Center PCL	122,900	50,690
Jasmine International PCL	439,000	77,913
Land and Houses PCL NVDR	307,400	98,327
LPN Development PCL	160,800	96,722
Minor International PCL	123,000	79,159
Sri Trang Agro-Industry PCL	172,800	100,193
Tisco Financial Group PCL	78,500	136,008

Total Thailand common stocks		708,012

Turkey: 0.07%
Turk Hava Yollari*	67,313	236,862

United Kingdom: 4.67%
Admiral Group PLC[1]	36,675	702,285
Barclays PLC	219,749	948,960
BP PLC	291,268	2,018,127
HSBC Holdings PLC	183,368	1,939,452
Imperial Tobacco Group PLC	43,218	1,668,857
Prudential PLC	68,856	960,767
Rio Tinto PLC	26,440	1,540,724
SABMiller PLC	32,569	1,532,960
Sage Group PLC	198,407	950,492
SSE PLC	35,896	829,596
Vodafone Group PLC	539,640	1,357,123
Xstrata PLC	62,644	1,114,191

Total United Kingdom common stocks		15,563,534

United States: 17.99%
Acorda Therapeutics, Inc.*	12,000	298,320
Adobe Systems, Inc.*	19,300	727,224
	Shares	Value

Aegerion Pharmaceuticals, Inc.*	5,600	$142,184
Agilent Technologies, Inc.	16,100	659,134
Allergan, Inc.	14,100	1,293,393
Alnylam Pharmaceuticals, Inc.*	8,500	155,125
Amazon.com, Inc.*	6,100	1,531,954
American Capital Agency Corp.	12,200	353,068
Apple, Inc.	6,020	3,208,841
Archer-Daniels-Midland Co. NPV	13,200	361,548
Atmel Corp.*	46,400	303,920
Baker Hughes, Inc.	13,300	543,172
Baxter International, Inc.	7,000	466,620
Biogen Idec, Inc.*	2,400	352,008
Bio-Rad Laboratories, Inc., Class A*	1,759	184,783
Boeing Co.	10,100	761,136
Broadcom Corp., Class A*	8,600	285,606
Bruker Corp.*	7,600	116,052
Cabot Oil & Gas Corp.	14,100	701,334
Cardinal Health, Inc.	17,100	704,178
Citigroup, Inc.	24,890	984,648
Coach, Inc.	9,100	505,141
Colgate-Palmolive Co.	3,500	365,890
Comcast Corp., Class A	19,900	743,862
Concho Resources, Inc.*	6,200	499,472
Crown Castle International Corp.*	5,700	411,312
Cubist Pharmaceuticals, Inc.*	5,500	231,330
Cummins, Inc.	4,300	465,905
CVS Caremark Corp.	7,200	348,120
Danaher Corp.	12,500	698,750
Digital Realty Trust, Inc.	2,000	135,780
DIRECTV*	11,200	561,792
Dollar General Corp.*	17,300	762,757
Dow Chemical Co.	13,200	426,624
eBay, Inc.*	11,400	581,628
Edison International	6,100	275,659
EOG Resources, Inc.	2,800	338,212
EQT Corp.	8,000	471,840
Estee Lauder Cos., Inc., Class A	14,100	844,026
Facebook, Inc., Class A*	26,100	695,043
Fidelity National Information Services, Inc.	11,600	403,796
FMC Technologies, Inc.*	13,200	565,356
Freescale Semiconductor Ltd.*[1]	10,200	112,302
General Dynamics Corp.	14,200	983,634
Gilead Sciences, Inc.*	13,200	969,540
Google, Inc., Class A*	1,500	1,064,055
Halliburton Co.	20,300	704,207
Hertz Global Holdings, Inc.*	33,500	545,045
Hess Corp.	8,500	450,160
Hospira, Inc.*	6,200	193,688
IHS, Inc., Class A*	3,100	297,600
Illinois Tool Works, Inc.	17,800	1,082,418
Informatica Corp.*	11,000	333,520
International Paper Co.	9,300	370,512
Interpublic Group of Cos., Inc.	25,200	277,704

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
United States—(Concluded)
Intuitive Surgical, Inc.*	600	$294,222
Invesco Ltd.	15,700	409,613
JPMorgan Chase & Co.	16,800	738,696
Kraft Foods Group, Inc.	11,933	542,594
Las Vegas Sands Corp.	16,300	752,408
Ligand Pharmaceuticals, Inc., Class B*	9,853	204,351
Lincoln National Corp.	11,900	308,210
Macy’s, Inc.	10,300	401,906
MasterCard, Inc., Class A	1,500	736,920
McDermott International, Inc.*	27,600	304,152
Medtronic, Inc.	7,800	319,956
Merck & Co., Inc.	10,100	413,494
MetLife, Inc.	8,000	263,520
MetroPCS Communications, Inc.*	67,100	666,974
Michael Kors Holdings Ltd.*	8,500	433,755
Micron Technology, Inc.*	43,400	275,590
Mondelez International, Inc., Class A	14,700	374,409
Monster Beverage Corp.*	7,900	417,752
Morgan Stanley	46,800	894,816
NetApp, Inc.*	28,700	962,885
NextEra Energy, Inc.	3,700	256,003
NII Holdings, Inc.*[1]	64,500	459,885
NIKE, Inc., Class B	12,200	629,520
Noble Corp.	14,800	515,336
Norfolk Southern Corp.	5,700	352,488
PG&E Corp.	7,300	293,314
Philip Morris International, Inc.	10,100	844,764
Precision Castparts Corp.	1,600	303,072
Priceline.com, Inc.*	1,200	745,440
QUALCOMM, Inc.	16,800	1,041,936
Ralph Lauren Corp.	8,100	1,214,352
Ryder System, Inc.	3,900	194,727
Salesforce.com, Inc.*	4,000	672,400
Schlumberger Ltd.	7,000	485,030
ServiceNow, Inc.*[1]	2,400	72,072
ServiceSource International, Inc.*	48,500	283,725
Sherwin-Williams Co.	3,000	461,460
Sirius XM Radio, Inc.	57,000	164,730
Skyworks Solutions, Inc.*	14,600	296,380
Spirit Airlines, Inc.*	12,100	214,412
Starbucks Corp.	5,300	284,186
Steel Dynamics, Inc.	18,000	247,140
Symantec Corp.*	31,300	588,753
Teradata Corp.*	10,400	643,656
Time Warner, Inc.	7,000	334,810
Ultra Petroleum Corp.*[1]	12,900	233,877
Union Pacific Corp.	4,800	603,456
United Technologies Corp.	9,500	779,095
UnitedHealth Group, Inc.	22,600	1,225,824
		Shares	Value

US Bancorp		12,300	$392,862
VeriSign, Inc.*		4,900	190,218
Viacom, Inc., Class B		8,300	437,742
Visa, Inc., Class A		9,200	1,394,536
VMware, Inc., Class A*		6,900	649,566
WellPoint, Inc.		3,600	219,312
Wells Fargo & Co.		17,500	598,150

Total United States common stocks			59,891,380

Total common stocks
(cost $127,059,834)			138,739,909

Preferred stock: 0.26%
Germany: 0.26%
Volkswagen AG, Preference shares
(cost $631,363)		3,861	878,400

	Face
	amount

Bonds: 8.54%
Mortgage & agency debt securities: 0.04%
United States: 0.04%
Federal Home Loan Mortgage Corp.
Gold Pools, #G00194,
7.500%, due 02/01/24[3]		$68,023	80,231
Federal National Mortgage
Association Pools, #253824,
7.000%, due 03/01/31[3]		59,396	70,059

Total mortgage & agency
debt securities
(cost $130,326)			150,290

US government obligations: 1.82%
US Treasury Bonds,
2.750%, due 08/15/42		70,000	67,594
3.125%, due 11/15/41[1]		335,000	350,651
5.375%, due 02/15/31		350,000	499,625
8.000%, due 11/15/21		685,000	1,057,736
US Treasury Notes,
0.250%, due 10/31/14		1,050,000	1,050,246
0.250%, due 11/30/14[1]		895,000	895,035
0.750%, due 10/31/17[1]		1,045,000	1,048,429
1.625%, due 11/15/22[1]		235,000	232,429
2.500%, due 04/30/15		810,000	851,260

Total US government obligations
(cost $5,869,307)			6,053,005

Non-US government obligations: 6.68%
Australia: 1.02%
Government of Australia,
5.750%, due 05/15/21	AUD	2,750,000	3,401,812

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

		Face
		amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Canada: 0.00%[4]
Government of Canada,
5.750%, due 06/01/29	CAD	100	$149
8.000%, due 06/01/23		200	318

			467

Finland: 0.34%
Government of Finland,
4.375%, due 07/04/19	EUR	705,000	1,135,461

France: 0.48%
Government of France,
3.750%, due 04/25/21		660,000	1,013,334
4.500%, due 04/25/41		335,000	569,983

			1,583,317

Germany: 1.96%
Bundesrepublik Deutschland,
1.500%, due 04/15/16		2,378,261	3,412,680
3.250%, due 07/04/21		1,175,000	1,822,925
4.000%, due 07/04/16		400,000	599,933
4.000%, due 01/04/37		380,000	681,631

			6,517,169

Italy: 0.68%
Buoni Poliennali Del Tesoro,
3.000%, due 04/15/15		850,000	1,139,303
4.250%, due 02/01/19		825,000	1,124,459

			2,263,762

Spain: 0.47%
Kingdom of Spain,
3.150%, due 01/31/16		685,000	895,558
4.800%, due 01/31/24		530,000	659,711

			1,555,269

Sweden: 0.69%
Kingdom of Sweden,
4.250%, due 03/12/19	SEK	6,250,000	1,134,746
5.000%, due 12/01/20		5,970,000	1,163,080

			2,297,826

United Kingdom: 1.04%
UK Gilts,
3.750%, due 09/07/21	GBP	1,205,000	2,299,039
4.250%, due 12/07/49		295,000	588,799
4.750%, due 12/07/38		275,000	589,193

			3,477,031

Total Non-US government obligations
(cost $21,007,205)			22,232,114

Total bonds
(cost $27,006,838)			28,435,409

	Shares	Value

Investment companies: 36.18%
iShares iBoxx $ High Yield
Corporate Bond Fund	35,800	$3,341,930
iShares JPMorgan USD Emerging
Markets Bond Fund	54,500	6,692,600
UBS Credit Bond Relationship Fund*[5]	1,581,847	26,625,012
UBS Emerging Markets
Equity Relationship Fund*[5]	593,790	23,165,119
UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[5]	640,979	8,786,350
UBS Global Corporate Bond
Relationship Fund*[5]	1,595,055	20,001,038
UBS High Yield Relationship Fund*[5]	524,030	16,323,474
UBS Small-Cap Equity Relationship Fund*[5]	91,010	5,786,545
Vanguard MSCI EAFE ETF	276,000	9,723,480

Total investment companies
(cost $106,275,932)		120,445,548

	Number of
	warrants

Warrant: 0.04%
Russia: 0.04%
Sberbank of Russia, strike @ USD $0.00001, expires 10/14/15* (cost $113,806)	39,204	120,182

	Shares

Short-term investment: 11.57%
Investment company: 11.57%
UBS Cash Management Prime Relationship Fund[5] (cost $38,518,857)	38,518,857	38,518,857

Investment of cash collateral
from securities loaned: 0.90%
UBS Private Money Market Fund LLC[5]
(cost $2,982,916)	2,982,916	2,982,916

Total investments: 99.17%
(cost $302,589,546)		330,121,221

Cash and other assets,
less liabilities: 0.83%		2,771,871

Net assets: 100.00%		$332,893,092

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $307,256,112; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$26,022,604
Gross unrealized depreciation	(3,157,495)

Net unrealized appreciation of investments	$22,865,109

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	USD	2,997,248	JPY	250,100,000	03/05/13	$(109,024)

BB	USD	10,668,285	MXN	140,640,000	03/05/13	151,171

CSI	GBP	3,870,000	USD	6,193,316	03/05/13	(92,159)

CSI	USD	7,502,631	EUR	5,800,000	03/05/13	157,157

GSI	USD	24,661,086	JPY	2,016,500,000	03/05/13	(1,373,983)

GSI	USD	3,198,294	TRY	5,790,000	03/05/13	20,949

JPMCB	AUD	1,330,000	USD	1,389,309	03/05/13	14,387

JPMCB	CHF	2,340,000	USD	2,516,898	03/05/13	(44,391)

JPMCB	CZK	66,070,000	USD	3,380,671	03/05/13	(97,220)

JPMCB	HKD	15,225,000	USD	1,964,510	03/05/13	(202)

JPMCB	NOK	9,540,000	USD	1,669,504	03/05/13	(43,165)

JPMCB	SEK	11,550,000	USD	1,745,291	03/05/13	(28,268)

JPMCB	TRY	5,790,000	USD	3,193,257	03/05/13	(25,986)

JPMCB	USD	905,930	AUD	870,000	03/05/13	(6,545)

JPMCB	USD	1,782,401	CAD	1,775,000	03/05/13	(223)

JPMCB	USD	2,737,201	EUR	2,100,000	03/05/13	36,171

JPMCB	USD	6,360,826	EUR	4,800,000	03/05/13	(21,691)

JPMCB	USD	3,316,907	ILS	12,855,000	03/05/13	117,490

JPMCB	USD	5,302,017	INR	299,670,000	03/05/13	103,803

JPMCB	USD	3,747,825	KRW	4,093,000,000	03/05/13	61,276

JPMCB	USD	5,086,541	MYR	15,605,000	03/05/13	(5,313)

JPMCB	USD	3,060,350	PHP	125,000,000	03/05/13	(15,801)

JPMCB	USD	5,025,152	PLN	16,130,000	03/05/13	153,720

MSCI	AUD	13,035,000	USD	13,529,418	03/05/13	54,152

MSCI	MXN	47,039,909	USD	3,665,000	03/05/13	46,213

MSCI	NZD	15,720,000	USD	12,833,965	03/05/13	(106,367)

RBS	ILS	12,855,000	USD	3,336,058	03/05/13	(98,339)

RBS	JPY	365,280,516	USD	4,260,000	03/05/13	41,639

Net unrealized depreciation on forward foreign currency contracts						$(1,110,549)

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012

Futures contracts

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	appreciation

Index futures buy contracts:
E-mini S&P 500 Index, 139 contracts (USD)	March 2013	$9,815,103	$9,869,695	$54,592

FTSE 100 Index, 122 contracts (GBP)	March 2013	11,632,421	11,782,404	149,983

OMX Stockholm 30 Index, 283 contracts (SEK)	January 2013	4,778,718	4,887,268	108,550

SPI 200 Index, 61 contracts (AUD)	March 2013	7,220,562	7,409,825	189,263

TOPIX Index, 103 contracts (JPY)	March 2013	9,566,059	10,291,450	725,391

Net unrealized appreciation on futures contracts				$1,227,779

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$70,712,731	$68,027,178	$—	$138,739,909

Preferred stock	—	878,400	—	878,400

Mortgage & agency debt securities	—	150,290	—	150,290

US government obligations	—	6,053,005	—	6,053,005

Non-US government obligations	—	22,232,114	—	22,232,114

Investment companies	19,758,010	100,687,538	—	120,445,548

Warrant	—	120,182	—	120,182

Short-term investment	—	38,518,857	—	38,518,857

Investment of cash collateral from securities loaned	—	2,982,916	—	2,982,916

Forward foreign currency contracts, net	—	(1,110,549)	—	(1,110,549)

Futures contracts, net	54,592	1,173,187	—	1,227,779

Total	$90,525,333	$239,713,118	$—	$330,238,451

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2012
Portfolio footnotes
*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2012.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $120,222 or 0.04% of net assets.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	Amount represents less than 0.005%.
[5]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in net
					unrealized
				Net	appreciation/		Net income
		Purchases	Sales	realized gain	(depreciation)		earned from
		during the	during the	during the	during the		affiliate for the
	Value	year ended	year ended	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management
Prime Relationship Fund	$14,158,354	$678,859,831	$654,499,328	$—	$—	$38,518,857	$77,669

UBS Private Money
Market Fund LLC[a]	2,798,045	173,504,377	173,319,506	—	—	2,982,916	2,783

UBS Credit Bond
Relationship Fund	78,700,802	—	57,300,000	11,511,226	(6,287,016)	26,625,012	—

UBS Emerging Markets
Equity Relationship Fund	24,055,392	29,350,000	32,000,000	9,642,938	(7,883,211)	23,165,119	—

UBS Global (ex-U.S.) All Cap
Growth Relationship Fund	65,199,612	5,000,000	68,800,000	5,101,944	2,284,794	8,786,350	—

UBS Global Corporate Bond
Relationship Fund	46,985,552	6,000,000	37,000,000	4,298,568	(283,082)	20,001,038	—

UBS High Yield
Relationship Fund	41,284,266	2,700,000	31,650,000	7,431,948	(3,442,740)	16,323,474	—

UBS Small-Cap Equity
Relationship Fund	11,349,423	—	7,200,000	2,072,948	(435,826)	5,786,545	—

	$284,531,446	$895,414,208	$1,061,768,834	$40,059,572	$(16,047,081)	$142,189,311	$80,452

[a]	The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 17.61% (15.99% after the deduction of transaction charges), while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 18.22%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

While the Fund generated a strong absolute return, it modestly lagged its benchmark during the reporting period, largely due to stock and country allocation selection.

Portfolio performance summary1
What worked

•	Several individual stocks contributed to performance during the period.

	–	Not owning Petrobras, a large Brazilian energy company, was the largest contributor to the Fund’s relative performance during the year, as it was a weak performer. (For additional details, see “Portfolio Highlights.”)

	–	Kasikornbank PCL, a leading bank in Thailand, was a large contributor to performance, as its shares sharply rallied in 2012. (For additional details, see “Portfolio Highlights.”)

	–	Siam Commercial Bank PCL, another leading bank in Thailand, was additive to the Fund’s performance during the reporting period. Driven by strong growth in deposits and loan activity, its shares more than doubled in 2012. Given its extremely strong performance, we pared the Fund’s exposure and captured profits during the second half of the reporting period.

	–	Following poor results in late 2011, Shimao Property Holdings Ltd., a Chinese property company, saw its shares rise more than 110% in 2012. The company experienced increased sales during the second half of the reporting period and was rewarded for the high production quality of its properties. In addition, investor sentiment for Shimao Property Holdings Ltd. was boosted by the Chinese government’s decision to ease monetary policy in an attempt to bolster its decelerating economy. While Shimao has performed well over the year due to its fast turnover to reduce gearing, we sold out of the position, taking a profit and switching to a company with a more consistent track record in this sector.

•	Certain country allocations contributed to results. Stock selection decisions led to overweights in India and Thailand and an underweight in Brazil. The resulting allocation effect positively contributed to results during the reporting period.

What didn’t work

•	A number of individual stocks had a negative impact on performance.

	–	OGX Petroleo e Gas Participacoes SA, a Brazilian energy exploration and production company, was the largest detractor from the Fund’s results during the reporting period, as its shares fell 68% during the 12 months. (For additional details, see “Portfolio Highlights.”)

[1] For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

	–	Chinese telecommunication company China Unicom Hong Kong Ltd. detracted from the Fund’s results during the reporting period, as its share price declined during the 12 months. (For additional details, see “Portfolio Highlights.”)

	–	Infosys Ltd. ADR is an Indian multinational provider of business consulting, technology, engineering and outsourcing services. Its shares declined sharply in 2012, given decelerating global growth and a slowdown in its outsourcing business. Another headwind for the company was increased regulations in the US, which could further hamper Infosys’ outsourcing revenues.

	–	Gazprom OAO ADR, headquartered in Russia, is the world’s largest extractor of natural gas. The company’s shares declined due to uncertainties regarding gas production taxes. In addition, increased capital expenditure costs were not well received by investors. A plan by Rosneft (an integrated oil company majority owned by the Russian government) to significantly increase gas supply in the domestic market could negatively impact Gazprom’s volumes and profit margins.

•	Country allocations, overall, were negative for the period. Country weightings, which are the result of our bottom-up stock selection process, detracted from the Fund’s results during the 12 months. In particular, an overweight in Indonesia, coupled with underweights in Poland and Turkey, detracted from results during the reporting period.

Portfolio highlights

•	Maintaining a zero weighting to Brazilian oil company Petrobras was beneficial for the Fund’s relative results as its shares fell more than 17% during the reporting period. The stock’s weak performance was driven by poor domestic oil production and delays to domestic product price increases, which were partially driven by concerns regarding inflation in Brazil.

•	A large overweight position in Thai bank Kasikornbank PCL contributed to the Fund’s relative results, as its shares rose more than 60% in 2012, driven by strong earnings growth and increased loan demand. The bank was also a beneficiary of government-led infrastructure programs following the country’s devastating floods in late 2011. We continue to find Kasikornbank to be among the highest quality banks in Thailand and Asia.

•	Brazilian energy exploration and production company OGX Petroleo e Gas Participacoes SA saw its shares fall sharply during the reporting period. This poor performance resulted from several factors, including declining oil prices and concerns regarding the company’s ability to adequately fund future exploration activity. The credibility of the company’s senior management was also called into question given inaccurate guidance, which resulted in the June 2012 resignation of its Chief Executive Officer. We sold our position in OGX Petroleo e Gas Participacoes SA, as the stock has corrected a number of things, but the potential downside risks still remain and there are no immediate strong catalysts to drive performance.

•	Chinese telecommunication company China Unicom Hong Kong Ltd. was a poor performer in 2012. While its shares sharply rallied in 2011 due to rising revenues triggered by 3G subscriber growth, increased competition impacted its performance in 2012. Additionally, China Unicom’s share price fell sharply in May 2012, as risk aversion spiked and investor sentiment regarding the company weakened.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund
Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	17.61%	(0.66)%	17.24%

UBS Emerging Markets Equity Relationship Fund[2]	15.99	(0.96)	17.13

MSCI Emerging Markets Index (net)[3]	18.22	(0.92)	16.52

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2012

Percentage of
net assets

Samsung Electronics Co., Ltd.	4.9%
China Construction Bank Corp., H Shares	3.4
Infosys Ltd. ADR	3.1
Itau Unibanco Holding SA ADR	3.0
Gazprom OAO ADR	2.6
Lukoil OAO ADR	2.6
China Unicom Hong Kong Ltd.	2.4
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4
Kasikornbank PCL	2.3
Telekomunikasi Indonesia Persero Tbk PT	2.3

Total	29.0%

Country exposure by issuer, top five (unaudited)
As of December 31, 2012

Percentage of
net assets

China	15.3%
India	11.8
Brazil	10.8
South Africa	10.0
Taiwan	9.9

Total	57.8%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2012

Common stocks
Automobiles	4.87%
Beverages	3.45
Chemicals	3.77
Commercial banks	20.01
Computers & peripherals	1.04
Construction & engineering	1.00
Construction materials	1.06
Diversified financial services	1.93
Diversified telecommunication services	5.93
Electric utilities	1.74
Electrical equipment	1.01
Electronic equipment, instruments & components	2.26
Food products	1.03
Insurance	2.14
IT services	3.09
Media	1.99
Metals & mining	9.38
Oil, gas & consumable fuels	10.78
Pharmaceuticals	1.00
Real estate management & development	1.34
Semiconductors & semiconductor equipment	8.40
Specialty retail	4.42
Thrifts & mortgage finance	2.20
Tobacco	2.06
Wireless telecommunication services	3.03

Total common stocks	98.93%

Short-term investment	0.16

Total investments	99.09%

Cash and other assets, less liabilities	0.91

Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 98.93%
Brazil: 10.75%
Banco Bradesco SA ADR	408,100	$7,088,697
Cia de Bebidas das Americas ADR	95,500	4,010,045
Cia Hering	163,200	3,373,841
Gerdau SA ADR	719,500	6,468,305
Itau Unibanco Holding SA ADR	640,705	10,546,004
Vale SA ADR	46,300	939,890
Vale SA, Preference shares	285,711	5,812,972

Total Brazil common stocks		38,239,754

China: 15.32%
Belle International Holdings Ltd.	1,805,000	3,986,189
China Construction Bank Corp.,
H Shares	14,900,300	12,143,808
China Mengniu Dairy Co., Ltd.	1,289,000	3,667,495
China Overseas Land &
Investment Ltd.	740,000	2,241,582
China Resources Land Ltd.	922,000	2,535,171
China Shenhua Energy Co., Ltd.,
H Shares	1,542,500	6,881,587
China Unicom Hong Kong Ltd.	5,368,000	8,704,285
CNOOC Ltd.	3,066,000	6,732,190
Ping An Insurance Group Co.
of China Ltd., H Shares	894,500	7,611,763

Total China common stocks		54,504,070

Czech Republic: 1.74%
CEZ AS	172,477	6,203,540

India: 11.75%
Bajaj Auto Ltd.	37,400	1,451,446
Crompton Greaves Ltd.	1,686,412	3,598,433
Hero Motocorp Ltd.	117,325	4,105,139
Housing Development Finance Corp.	513,758	7,836,733
Infosys Ltd. ADR	259,500	10,976,850
ITC Ltd.	685,775	3,595,056
Jindal Steel & Power Ltd.	814,718	6,689,847
Sun Pharmaceutical Industries Ltd.	265,364	3,572,393

Total India common stocks		41,825,897

Indonesia: 7.62%
Astra International Tbk PT	10,217,460	8,083,906
Bank Mandiri Persero Tbk PT	4,261,988	3,604,251
Bank Rakyat Indonesia Persero
Tbk PT	10,067,000	7,331,514
Telekomunikasi Indonesia
Persero Tbk PT	8,615,500	8,106,344

Total Indonesia common stocks		27,126,015

Malaysia: 1.06%
Bumiputra-Commerce Holdings Bhd	1,505,500	3,760,463
	Shares	Value

Mexico: 4.33%
America Movil SAB de CV	2,892,000	$3,333,575
Fomento Economico Mexicano
SAB de CV ADR	43,100	4,340,170
Grupo Financiero Banorte SAB de CV,
Class O	592,900	3,827,662
Grupo Modelo SAB de CV	436,000	3,913,318

Total Mexico common stocks		15,414,725

Russia: 9.15%
Gazprom OAO ADR	982,994	9,425,805
Lukoil OAO ADR	139,068	9,387,090
Mobile Telesystems OJSC ADR	196,050	3,656,333
NovaTek OAO GDR[1]	26,956	3,247,255
Sberbank of Russia[2]	2,237,177	6,858,180

Total Russia common stocks		32,574,663

South Africa: 10.05%
FirstRand Ltd.	1,856,013	6,863,002
Foschini Group Ltd.	253,312	4,218,315
Kumba Iron Ore Ltd.	102,272	6,988,934
MTN Group Ltd.	179,993	3,783,186
Naspers Ltd., Class N	110,395	7,093,194
Sasol Ltd.	61,436	2,667,229
Truworths International Ltd.	318,546	4,129,419

Total South Africa common stocks		35,743,279

South Korea: 9.84%
Hyundai Motor Co.	18,077	3,720,710
KT&G Corp.	49,163	3,728,364
LG Chem Ltd.	21,389	6,649,785
Samsung Electronics Co., Ltd.	12,130	17,360,762
Samsung Engineering Co., Ltd.	22,741	3,544,045

Total South Korea common stocks		35,003,666

Taiwan: 9.92%
Chunghwa Telecom Co., Ltd.	1,316,304	4,283,176
Formosa Plastics Corp.	2,482,000	6,744,914
HON HAI Precision Industry Co., Ltd.	1,260,428	3,885,512
MediaTek, Inc.	352,000	3,937,542
Quanta Computer, Inc.	1,573,000	3,718,631
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,557,000	8,558,055
WPG Holdings Ltd.	3,173,156	4,174,335

Total Taiwan common stocks		35,302,165

Thailand: 4.63%
Kasikornbank PCL	521,700	3,312,356
Kasikornbank PCL NVDR	783,400	4,975,379
Siam Cement PCL NVDR	261,300	3,771,326
Siam Commercial Bank PCL	743,500	4,399,264

Total Thailand common stocks		16,458,325

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
Turkey: 0.96%
Turkiye Garanti Bankasi AS	657,030	$3,418,165

United States: 1.81%
Southern Copper Corp.	169,782	6,427,947

Total common stocks
(cost $329,696,794)		352,002,674
	Shares	Value

Short-term investment: 0.16%
Investment company: 0.16%
UBS Cash Management Prime Relationship Fund[3] (cost $552,300)	552,300	$552,300

Total investments: 99.09%
(cost $330,249,094)		352,554,974

Cash and other assets,
less liabilities: 0.91%		3,249,363

Net assets: 100.00%		$355,804,337

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes was $334,735,362; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$31,655,982
Gross unrealized depreciation	(13,836,370)

Net unrealized appreciation of investments	$17,819,612

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes are disclosed below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$74,915,886	$277,086,788	$—	$352,002,674

Short-term investment	—	552,300	—	552,300

Total	$74,915,886	$277,639,088	$—	$352,554,974

Portfolio footnotes
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of this security amounted to $3,247,255 or 0.91% of net assets.
[2]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2012, the value of this security amounted to $6,858,180 or 1.93% of net assets.
[3]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$3,657,642	$157,578,520	$160,683,862	$552,300	$7,658

See accompanying notes to financial statements.	23

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2012, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) returned 19.42%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 17.88% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return and outperformed its benchmark, largely due to stock selection. In contrast, sector allocation, overall, detracted from results during the reporting period.

Portfolio performance summary1
What worked

•	Stock selection, overall, contributed to performance during the period.

	–	Mellanox Technologies Ltd. an Israeli company that supplies interconnect products essential for cloud computing, was the top contributor to the Fund’s performance during the reporting period, as its results exceeded analysts’ expectations. (For additional details, see “Portfolio Highlights.”)

	–	Turk Hava Yollari, Turkey’s leading airline, saw its share price more than double during the reporting period as it continued to gain market share. (For additional details, see “Portfolio Highlights.”)

	–	Gemalto N.V. is a designer of smart chips used in credit cards for both payment processing and security verification in passports. Shares of this Dutch-based company rose sharply in 2012, as the company reported strong results that exceeded analysts’ expectations. During the year, the company took a controlling interest in a Turkish smart card maker to further enhance its geographic and product reach. Gemalto also announced several contract wins, further buoying its share price.

	–	Inditex S.A. is a Spanish clothing retailer. Its shares rallied during the reporting period as the company reported earnings results that beat Wall Street expectations. In addition, the company demonstrated good cost control and improving margins.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Particularly, an overweight to consumer discretionary and underweights in telecommunication services and utilities, were the most beneficial for results during the reporting period.

What didn’t work

•	Several individual stocks had a negative impact on performance.

	–	Biosensors International Group Ltd., a Singapore-based manufacturer of medical devices, saw its shares fall sharply and was among the Fund’s largest detractors from results during the reporting period, as concerns grew over its pricing cuts for its stents in Japan. (For additional details, see “Portfolio Highlights.”)

[1] For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

	–	Weir Group PLC. is a UK-based manufacturer of pumps, valves and compressors for the oil and gas, power generation and mining industries. Its shares performed poorly after the company reported that orders had begun to decelerate. Moreover, industry peers Gardner Denver, Baker Hughes and Halliburton all indicated weakening demand for pressure pumps. We sold out of our position in Weir Group PLC. in December, due to rebalancing.

	–	Shire is a UK-based manufacturer of pharmaceuticals used for the treatment of attention deficit disorders (ADD) in both adults and children. The company is also increasing its focus on human genetic therapies (HGT). Shares of Shire fell as its product Lialda failed a trial that would have expanded its use. In addition, the US Food & Drug Administration (FDA) unexpectedly approved a copycat version of Shire’s second biggest selling drug, Adderall XR. Shire’s shares further weakened after its third quarter earnings missed analysts’ expectations. We sold out of our position in Shire in October, as the company failed to meet sales and earnings expectations.

	–	Boart Longyear is an Australian company that provides drilling services to the mining industry. Its shares fell sharply in 2012 as capital expenditure budgets from major mining companies were reduced. These reductions were due to both a slowdown in the global economy and uncertainty over mining projects. In August, we sold out of our position in Boart Longyear due to deteriorating fundamentals.

•	Sector allocation, overall, detracted from results. An underweight in financials, along with overweights in information technology and energy, were the largest detractors from the Fund’s relative performance, during the reporting period.

Portfolio highlights

•	Mellanox Technologies Ltd. designs and manufactures end-to-end InfiniBan and Ethernet connectivity solutions and services for servers and storage; both are key products used in cloud computing. The Fund’s position in the company was rewarded as Mellanox Technologies posted results that exceeded analysts’ expectations. In addition, the company raised its earnings estimates, which further buoyed its share price. We sold out of our position in Mellanox Technologies Ltd. in October as the company failed to meet its sales and earnings expectations.

•	Turkish airline Turk Hava Yollari successfully continued to add international routes and gain international market share, as it converts Istanbul into a global transfer hub. Based largely on Turk Hava Yollari’s increased success, Istanbul airports experienced a 20% increase in passengers in 2012. For comparison purposes, other European global transfer hubs, such as London’s Heathrow Airport and Charles de Gaulle Airport in Paris, experienced only a slight increase in passenger volume during the year.

•	Biosensors International Group Ltd. produces drug-eluting stents used to widen narrowing arteries and manufactures critical care catheter systems and blood pressure transducers. Its shares declined during the reporting period due to concerns over pricing cuts for its stents in Japan, triggering fears that the company’s margins would come under pressure and its earnings would decline. We sold out of our position in Biosensors International Group Ltd. in December due to rebalancing.

•	BG Group PLC. is a UK-based company involved in the exploration, production and distribution of gas, oil and liquified natural gas. It struggled during the first half of 2012 after reporting weak results for both the first and second quarters. Its shares further weakened later in the year after BG Group reduced its production estimates for 2013.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	19.42%	8.97%

MSCI EAFE Free Index (gross)[2]	17.88	12.35

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from April 30, 2009, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

26

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2012
Percentage of
net assets

Sands China Ltd.	2.4%
Volkswagen AG, Preference shares	2.4
Royal Dutch Shell PLC, Class A	2.1
Nestle SA	2.1
Gemalto NV	1.9
Kabel Deutschland Holding AG	1.8
Novartis AG	1.8
Gerresheimer AG	1.8
Mitsubishi UFJ Financial Group, Inc.	1.7
HSBC Holdings PLC	1.7

Total	19.7%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2012
Percentage of
net assets

United Kingdom	17.2%
Japan	17.2
Germany	11.5
China	8.2
Switzerland	8.2

Total	62.3%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2012

Common stocks
Airlines	0.51%
Auto components	1.46
Automobiles	4.82
Beverages	1.02
Capital markets	2.55
Chemicals	4.23
Commercial banks	13.05
Computers & peripherals	1.87
Construction materials	1.49
Consumer finance	0.94
Diversified financial services	2.61
Electric utilities	0.42
Electronic equipment, instruments & components	0.69
Energy equipment & services	3.78
Food & staples retailing	0.71
Food products	4.11
Hotels, restaurants & leisure	3.08
Household durables	0.99
Household products	0.82
Industrial conglomerates	0.54
Insurance	0.90
Internet & catalog retail	1.27
Internet software & services	1.12
Life sciences tools & services	1.75
Machinery	4.97
Marine	0.78
Media	1.82
Metals & mining	6.71
Multiline retail	2.17
Oil, gas & consumable fuels	4.43
Paper & forest products	1.26
Pharmaceuticals	5.04
Real estate investment trust (REIT)	1.09
Real estate management & development	4.26
Semiconductors & semiconductor equipment	1.63
Specialty retail	2.43
Textiles, apparel & luxury goods	2.84
Trading companies & distributors	1.20
Wireless telecommunication services	1.17

Total common stocks	96.53%

Preferred stock	2.38
Short-term investment	0.28

Total investments	99.19%

Cash and other assets, less liabilities	0.81

Net assets	100.00%

27

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 96.53%
Australia: 7.30%
Atlas Iron Ltd.	139,179	$265,338
Australia & New Zealand Banking
Group Ltd.	7,089	185,597
BHP Billiton Ltd.	8,421	328,866
Commonwealth Bank of Australia	4,363	283,409
Fortescue Metals Group Ltd.	90,890	450,936
Incitec Pivot Ltd.	73,933	251,242
Treasury Wine Estates Ltd.	26,661	131,297
Westpac Banking Corp.	8,434	230,572

Total Australia common stocks		2,127,257

Belgium: 0.26%
Anheuser-Busch InBev NV	855	74,717

Canada: 1.83%
Dollarama, Inc.	4,100	243,065
Teck Resources Ltd., Class B	8,000	290,741

Total Canada common stocks		533,806

China: 8.23%
BBMG Corp., H Shares	311,000	289,586
Brilliance China Automotive Holdings Ltd.*	242,000	302,852
China Shipping Container Lines Co., Ltd.,
H Shares*	774,000	228,719
Evergrande Real Estate Group Ltd.	628,000	356,282
Intime Department Store Group Co., Ltd.	122,000	145,272
Nine Dragons Paper Holdings Ltd.	395,000	365,911
Sands China Ltd.	158,800	711,322

Total China common stocks		2,399,944

Denmark: 1.53%
Novo Nordisk A/S, Class B	2,724	444,883

France: 3.66%
BNP Paribas	8,469	477,373
Technip SA	1,426	164,174
Total SA	5,600	289,842
Valeo SA	2,684	136,096

Total France common stocks		1,067,485

Germany: 9.10%
Allianz SE	841	116,509
BASF SE	2,936	275,959
Bayer AG	2,520	239,306
Bayerische Motoren Werke AG	3,525	339,958
Deutsche Bank AG	3,297	143,642
GEA Group AG	5,868	189,529
Gerresheimer AG*	9,636	510,148
Hugo Boss AG	1,467	155,553
	Shares	Value

Kabel Deutschland Holding AG	7,082	$529,580
Lanxess AG	1,753	153,311

Total Germany common stocks		2,653,495

Hong Kong: 2.09%
Cheung Kong Infrastructure Holdings Ltd.	20,000	122,860
Shangri-La Asia Ltd.	92,000	185,380
Sun Hung Kai Properties Ltd.	20,000	301,864

Total Hong Kong common stocks		610,104

India: 0.99%
ICICI Bank Ltd. ADR	6,600	287,826

Indonesia: 0.94%
Astra International Tbk PT	160,500	126,985
Semen Gresik Persero Tbk PT	89,000	146,614

Total Indonesia common stocks		273,599

Italy: 0.83%
Saipem SpA	6,245	242,290

Japan: 17.22%
Calsonic Kansei Corp.	70,000	288,931
Cosmos Pharmaceutical Corp.	2,100	208,117
Credit Saison Co., Ltd.	11,000	275,073
Don Quijote Co., Ltd.	6,700	245,452
FANUC Corp.	2,100	390,524
Isuzu Motors Ltd.	45,000	268,058
Komatsu Ltd.	15,700	401,755
Makino Milling Machine Co., Ltd.	58,000	360,560
Mitsubishi Corp.	18,200	349,835
Mitsubishi Estate Co., Ltd.	12,000	286,876
Mitsubishi UFJ Financial Group, Inc.	93,800	504,751
Murata Manufacturing Co., Ltd.	3,400	200,528
Nippon Steel & Sumitomo Metal Corp.	118,000	290,255
Nissan Motor Co., Ltd.	38,300	363,522
ORIX Corp.	2,600	293,381
Shin-Etsu Chemical Co., Ltd.	4,800	293,181

Total Japan common stocks		5,020,799

Netherlands: 5.07%
ASML Holding NV	2,746	177,775
Gemalto NV	6,034	546,295
ING Groep NV CVA*	48,605	464,794
Unilever NV CVA	7,645	288,474

Total Netherlands common stocks		1,477,338

Norway: 0.98%
Aker Solutions ASA	7,473	153,780
Subsea 7 SA	5,546	132,644

Total Norway common stocks		286,424

28

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
Philippines: 0.54%
SM Investments Corp.	7,390	$158,842

Singapore: 1.03%
CapitaMalls Asia Ltd.	186,000	299,181

South Africa: 0.99%
Steinhoff International Holdings Ltd.*	87,959	287,476

Spain: 3.80%
Banco Bilbao Vizcaya Argentaria SA	14,112	129,553
Banco Santander SA	27,157	218,969
Inditex SA	3,200	448,313
Viscofan SA	5,561	310,281

Total Spain common stocks		1,107,116

Sweden: 2.31%
Meda AB, Class A	25,155	259,253
Skandinaviska Enskilda Banken AB, Class A	36,078	307,658
Trelleborg AB, Class B	2,568	32,039
Volvo AB, Class B	5,376	74,134

Total Sweden common stocks		673,084

Switzerland: 8.23%
Compagnie Financiere Richemont SA,
Class A	4,351	347,921
Credit Suisse Group AG*	12,963	325,259
GAM Holding AG*	19,890	273,328
Nestle SA	9,225	601,231
Novartis AG	8,274	523,840
Swatch Group AG	3,735	326,197

Total Switzerland common stocks		2,397,776

Thailand: 0.89%
Home Product Center PCL	625,800	258,108

Turkey: 1.48%
Turk Hava Yollari*	42,154	148,332
Turkiye Halk Bankasi AS	28,872	284,207

Total Turkey common stocks		432,539
	Shares	Value

United Kingdom: 17.23%
Afren PLC*	39,197	$85,942
ARM Holdings PLC	23,329	298,306
ASOS PLC*	8,530	370,784
BG Group PLC	12,028	201,689
Croda International PLC	6,720	260,349
Derwent London PLC	4,374	150,382
Diageo PLC	3,119	90,802
Great Portland Estates PLC	20,945	167,335
HSBC Holdings PLC	46,645	493,356
Jardine Lloyd Thompson Group PLC	11,129	145,993
John Wood Group PLC	9,808	115,888
Petrofac Ltd.	10,917	295,772
Reckitt Benckiser Group PLC	3,815	238,986
Rio Tinto PLC	5,655	329,531
Royal Dutch Shell PLC, Class A	17,154	606,128
Standard Chartered PLC	15,696	397,873
Telecity Group PLC	24,948	327,053
Tullow Oil PLC	5,283	107,585
Vodafone Group PLC	135,287	340,229

Total United Kingdom common stocks		5,023,983

Total common stocks
(cost $25,630,536)		28,138,072

Preferred stock: 2.38%
Germany: 2.38%
Volkswagen AG, Preference shares
(cost $622,899)	3,051	694,120

Short-term investment: 0.28%
Investment company: 0.28%
UBS Cash Management Prime
Relationship Fund[1]
(cost $82,142)	82,142	82,142

Total investments: 99.19%
(cost $26,335,577)		28,914,334

Cash and other assets,
less liabilities: 0.81%		235,695

Net assets: 100.00%		$29,150,029

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $26,845,418; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$2,654,490
Gross unrealized depreciation	(585,574)

Net unrealized appreciation of investments	$2,068,916

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 30.

29

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$821,632	$27,316,440	$—	$28,138,072

Preferred stock	—	694,120	—	694,120

Short-term investment	—	82,142	—	82,142

Total	$821,632	$28,092,702	$—	$28,914,334

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$1,589,159	$23,334,866	$24,841,883	$82,142	$1,362

30	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2012, UBS International Equity Relationship Fund (the “Fund”) returned 19.52%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 16.41%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return during the reporting period and outperformed its benchmark, primarily due to stock selection decisions.

Portfolio performance summary1
What worked

•	Overall, stock selection was positive for performance during the reporting period.

	–	New World Development Co., Ltd. is a real estate-related conglomerate headquartered in Hong Kong. Its shares more than doubled during the reporting period. (For additional details, see “Portfolio Highlights.”)

	–	Barclays PLC., a British multinational banking and financial services company headquartered in London, was among the Fund’s top performers during the year, as there was improved investor sentiment towards the bank. (For additional details, see “Portfolio Highlights.”)

	–	Anheuser-Busch InBev is a multinational beverage company headquartered in Belgium. The company’s shares benefited, in part, from the defensive nature of its business, given periods of investor risk aversion. The company experienced solid growth, partially due to inceased sales in emerging markets countries. In addition, investors were drawn to Anheuser-Busch InBev’s attractive dividend. We traded our position in Anheuser-Busch InBev for SAB Miller.

	–	Volkswagen, a German automobile manufacturer, benefited from an improved cost structure and rising exports to China in the wake of a territorial dispute between China and Japan. In addition, the company’s new edition of the Passat has sold well in the US.

•	Sector allocation decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Overall, an underweight in energy and an overweight in consumer staples were beneficial for results during the reporting period.

What didn’t work

•	Several individual stocks had a negative impact on performance.

	–	Petrominerales Ltd., a Latin America-focused oil and gas exploration and production company, was the largest detractor from the Fund’s results, as its shares fell sharply, during the year. (For additional details, see “Portfolio Highlights.”)

	–	Sankyo Co. is a Japanese game machine company. The company experienced delays in introducing its new product line. In addition, sentiment regarding the company soured as its existing products lost market share during the reporting period.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

31

UBS International Equity Relationship Fund

	–	BP is a British multinational oil and gas company headquartered in London. Its shares suffered as global growth moderated and demand from China declined. Furthermore, oil prices were largely flat during the reporting period as a whole.

	–	Asahi Glass Co. is one of the world’s largest flat glass producers. The company’s shares declined and it was one of the largest detractors from the Fund’s results during the year. (For additional details, see “Portfolio Highlights.”)

•	Sector allocation, overall, detracted from results. Underweights in financials and consumer discretionary, along with an overweight in telecommunication services were negative for the Fund’s relative performance during the reporting period.

Portfolio highlights

•	Shares of real estate conglomerate New World Development Co., Ltd. rose more than 100% during the reporting period. The company has expanded its portfolio from a single focus on the property business to four core areas, including property, infrastructure, services and department stores in Hong Kong, Mainland China and Macau. New World Development’s shares sharply rallied given the improving Hong Kong property market and strong inflows of capital from Mainland China. In addition, as Hong Kong’s interest rates are pegged to US rates, low rates in the US have helped support Hong Kong real estate prices.

•	When the reporting period began, Barclays’ shares were trading at depressed levels given repercussions from the ongoing European sovereign debt crisis and low expectations for the banking sector as a whole. However, Barclays’ shares rallied sharply in 2012, as investor sentiment improved given the company’s strengthening balance sheet. In addition, the overhang from the company’s involvement in the London Interbank Offered Rate (LIBOR)—the average interest rate at which large international banks can borrow from each other—scandal was removed as Barclays agreed to a $450 million settlement.

•	The Fund held an out-of-benchmark position in oil and gas exploration and production company Petrominerales. This position was not rewarded as the company’s shares fell sharply during the reporting period. In particular, Petrominerales was negatively impacted by poor drilling results at its properties in Columbia and Peru.

•	The Fund had a large overweight position in Japanese flat glass producing company Asahi Glass. The company’s products are used in a variety of industries, including the manufacturing of flat screen televisions. A fierce price war in the flat screen market negatively impacted Asahi Glass’ profit margins. This, coupled with fairly lackluster consumer spending, led to rising inventories, which further hurt the company’s profitability.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

32

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	10 years

UBS International Equity Relationship Fund	19.52%	(1.96)%	7.67%

MSCI World Free ex USA Index (net)[1]	16.41	(3.43)	8.60

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

33

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2012

Percentage of
net assets

Nestle SA	3.1%
Novartis AG	3.1
BP PLC	3.0
HSBC Holdings PLC	2.9
Toyota Motor Corp.	2.6
Imperial Tobacco Group PLC	2.5
Rio Tinto PLC	2.3
SABMiller PLC	2.3
Royal Bank of Canada	2.2
Telenor ASA	2.2

Total	26.2%

Country exposure by issuer, top five
(unaudited)[1]
As of December 31, 2012
Percentage of
net assets

United Kingdom	23.2%
Japan	19.2
Germany	12.9
Switzerland	7.7
Canada	7.2

Total	70.2%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Common stocks
Airlines	0.93%
Auto components	1.53
Automobiles	2.61
Beverages	3.92
Building products	1.16
Capital markets	1.79
Chemicals	4.32
Commercial banks	9.94
Construction & engineering	1.06
Construction materials	1.33
Diversified financial services	1.63
Diversified telecommunication services	2.17
Electric utilities	2.01
Electrical equipment	1.38
Food & staples retailing	2.05
Food products	3.15
Gas utilities	1.02
Health care providers & services	0.76
Industrial conglomerates	1.69
Insurance	7.84
Leisure equipment & products	0.89
Machinery	3.60
Media	1.12
Metals & mining	5.93
Multi-utilities	1.17
Oil, gas & consumable fuels	8.82
Personal products	1.27
Pharmaceuticals	5.87
Professional services	1.40
Real estate investment trust (REIT)	1.22
Real estate management & development	0.62
Semiconductors & semiconductor equipment	1.14
Software	3.10
Tobacco	2.49
Trading companies & distributors	2.71
Wireless telecommunication services	3.42

Total common stocks	97.06%

Preferred stock	1.32%

Investment company
iShares MSCI EAFE Index Fund	0.95
Short-term investment	0.08

Total investments	99.41%

Cash and other assets, less liabilities	0.59

Net assets	100.00%

[1]	Figures represent the direct investments of UBS International Equity Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment company and derivatives exposure was included.

34

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 97.06%
Australia: 4.22%
Australia & New Zealand
Banking Group Ltd.	32,283	$845,198
Orica Ltd.	26,762	703,748
Westfield Group	56,884	627,680

Total Australia common stocks		2,176,626

Canada: 7.24%
Canadian Oil Sands Ltd.	25,000	506,937
Petrobank Energy & Resources Ltd.*	34,600	431,326
Petrominerales Ltd.	24,050	207,932
Royal Bank of Canada	18,700	1,125,723
Suncor Energy, Inc.	27,300	897,741
Teck Resources Ltd., Class B	15,400	559,676

Total Canada common stocks		3,729,335

China: 4.14%
AIA Group Ltd.	236,445	942,337
Jardine Matheson Holdings Ltd.	14,000	870,671
New World Development Co., Ltd.	204,500	320,941

Total China common stocks		2,133,949

Denmark: 1.06%
FLSmidth & Co. A/S	9,351	546,269

Finland: 1.97%
Sampo Oyj, Class A	31,326	1,012,969

France: 3.43%
Carrefour SA	40,864	1,058,191
Schneider Electric SA	9,501	708,618

Total France common stocks		1,766,809

Germany: 11.58%
Bayer AG	9,184	872,135
Beiersdorf AG	8,010	654,496
Deutsche Bank AG	21,174	922,498
E.ON SE	32,264	600,839
Fresenius Medical Care AG & Co. KGaA	5,624	388,574
HeidelbergCement AG	11,296	684,342
Infineon Technologies AG	72,568	588,873
MAN SE	3,611	386,120
SAP AG	10,828	867,393

Total Germany common stocks		5,965,270

Ireland: 0.93%
Ryanair Holdings PLC ADR	14,000	479,920

Israel: 1.07%
Teva Pharmaceutical Industries Ltd. ADR	14,800	552,632

Italy: 1.62%
Fiat Industrial SpA	75,997	833,267
	Shares	Value

Japan: 19.22%
Asahi Glass Co., Ltd.	82,000	$595,759
Bridgestone Corp.	30,400	788,002
ITOCHU Corp.	87,000	918,361
KDDI Corp.	10,100	713,413
Mitsubishi Corp.	24,900	478,621
Mitsubishi UFJ Financial Group, Inc.	171,800	924,480
ORIX Corp.	7,430	838,393
Sankyo Co., Ltd.	11,600	459,012
Shin-Etsu Chemical Co., Ltd.	13,700	836,789
THK Co., Ltd.	35,300	634,329
Tokio Marine Holdings, Inc.	30,300	844,824
Tokyo Gas Co., Ltd.	115,000	525,775
Toyota Motor Corp.	28,800	1,344,285

Total Japan common stocks		9,902,043

Luxembourg: 0.87%
ArcelorMittal	26,022	450,468

Netherlands: 4.10%
Heineken NV	12,655	844,125
Koninklijke DSM NV	11,502	692,815
Wolters Kluwer NV	27,806	574,971

Total Netherlands common stocks		2,111,911

Norway: 3.15%
Statoil ASA	20,083	503,964
Telenor ASA	55,076	1,118,963

Total Norway common stocks		1,622,927

Spain: 0.77%
Acciona SA	5,259	398,801

Sweden: 0.87%
Lundin Petroleum AB*	19,432	448,374

Switzerland: 7.66%
Nestle SA	24,875	1,621,206
Novartis AG	25,305	1,602,098
SGS SA	325	721,970

Total Switzerland common stocks		3,945,274

United Kingdom: 23.16%
Admiral Group PLC	27,269	522,171
Barclays PLC	169,866	733,546
BP PLC	224,003	1,552,064
HSBC Holdings PLC	140,549	1,486,563
Imperial Tobacco Group PLC	33,250	1,283,944
Prudential PLC	51,150	713,710
Rio Tinto PLC	20,363	1,186,602
SABMiller PLC	24,960	1,174,819
Sage Group PLC	153,072	733,310
SSE PLC	27,718	640,593

35

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
United Kingdom—(Concluded)
Vodafone Group PLC	415,369	$1,044,598
Xstrata PLC	48,295	858,978

Total United Kingdom common stocks		11,930,898

Total common stocks
(cost $45,949,943)		50,007,742

Preferred stock: 1.32%
Germany: 1.32%
Volkswagen AG, Preference shares
(cost $493,121)	2,985	679,104
	Shares	Value

Investment company: 0.95%
iShares MSCI EAFE Index Fund
(cost $413,070)	8,600	$488,652

Short-term investment: 0.08%
Investment company: 0.08%
UBS Cash Management Prime
Relationship Fund[1]
(cost $40,691)	40,691	40,691

Total investments: 99.41%
(cost $46,896,825)		51,216,189

Cash and other assets,
less liabilities: 0.59%		303,529

Net assets: 100.00%		$51,519,718

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $47,561,638; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$6,677,167
Gross unrealized depreciation	(3,022,616)

Net unrealized appreciation of investments	$3,654,551

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 37.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

CSI	USD	630,644	JPY	52,800,000	03/05/13	$(20,894)

JPMCB	AUD	260,000	USD	269,789	03/05/13	1,007

JPMCB	CHF	595,000	USD	639,980	03/05/13	(11,287)

JPMCB	GBP	1,460,000	USD	2,336,752	03/05/13	(34,513)

JPMCB	HKD	5,540,000	USD	714,837	03/05/13	(73)

JPMCB	ILS	855,000	USD	220,611	03/05/13	(7,814)

JPMCB	JPY	52,800,000	USD	644,737	03/05/13	34,987

JPMCB	NOK	7,050,000	USD	1,233,753	03/05/13	(31,899)

JPMCB	USD	1,089,524	CAD	1,085,000	03/05/13	(136)

JPMCB	USD	737,652	EUR	570,000	03/05/13	15,120

JPMCB	USD	1,038,282	SEK	6,960,000	03/05/13	30,460

JPMCB	USD	1,660,032	SGD	2,030,000	03/05/13	1,669

RBS	JPY	53,162,892	USD	620,000	03/05/13	6,060

Net unrealized depreciation on forward foreign currency contracts						$(17,313)

36

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$4,761,887	$45,245,855	$—	$50,007,742

Preferred stock	—	679,104	—	679,104

Investment company	488,652	—	—	488,652

Short-term investment	—	40,691	—	40,691

Forward foreign currency contracts, net	—	(17,313)	—	(17,313)

Total	$5,250,539	$45,948,337	$—	$51,198,876

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$90,766	$3,954,539	$4,004,614	$40,691	$488

See accompanying notes to financial statements.	37

UBS Small-Cap Equity Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2012, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 21.42%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 16.35%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark primarily due to strong stock selection decisions.

Portfolio performance summary1
What worked

•	Several consumer discretionary stocks were successful during the reporting period.

	–	Movado Group, a luxury watch manufacturer in Switzerland that also sells watches from other licensed brands such as Coach and Hugo Boss, was the largest stock contributor to active performance during the 12 months. Shares climbed more than 50% in August 2012, and 17% in a single day after the company reported strong earnings that easily beat expectations. (For details, see “Portfolio highlights.”)

	–	O’Charley’s, a casual dining and full service restaurant chain, was a top contributor to Fund performance during the reporting period. In February 2012, Fidelity National Financial announced a plan to buy out O’Charley’s at a significant premium to the company’s stock price. Shares surged higher, and we sold out of the position in March.

	–	Shares of Francesca’s Holdings performed well during the period. The company, a retailer that offers apparel, jewelry, accessories and gifts, has used proceeds from a successful initial public offering (IPO) to help finance growth plans. (For details, see “Portfolio highlights.”)

	–	Cinemark Holdings made a significant positive contribution to relative returns. The movie theater owner and operator performed well due to the strength of the Latin American consumer. The stock pays a 4% dividend, which has added to its appeal in the current yield-starved environment. (For details, see “Portfolio highlights.”)

•	Stock selection within technology was also a large contributor during the 12-month period. The Fund participated in an IPO for Splunk, Inc., an information technology company that helps manage machine-generated data. The stock price surged more than 100% on the first day of trading, and we sold out of our position in Splunk, Inc., in October, because of rich valuation and booking extraordinary profits.

•	An overweight to bank stocks was a significant contributor over the reporting period. Most of the industry group weightings in the Fund are the result of our bottom-up stock picking discipline. However, the overweight to financial names was a deliberate choice that was rewarded by the market.

What didn’t work

•	Stock selection in the energy sector was negative for performance. These stocks were hurt due to concerns about the glut of natural gas and the resulting lower prices. We sold out of many of these positions, resulting in an underweight to energy stocks.

	–	We initiated a new position in Alpha Natural Resources in May 2012. The company engages in producing, processing and selling steam and metallurgical coal. The stock underperformed due to several headwinds, including an increased supply of shale gas, which is viewed as a less expensive and cleaner alternative to coal. We sold out of our position in in Alpha Natural Resources before year-end, as it seems low natural gas prices will persist for longer than we expected, dampening demand for coal.

	–	North American Energy Partners detracted from performance during the 12 months. The company provides heavy construction and mining, piling and pipeline installation services to the natural gas industry. North American

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

38

UBS Small-Cap Equity Relationship Fund

Energy was hurt by declining natural gas prices. We sold out of our position in North American Energy Partners in April, following changes in the pricing of work in the oil sands, which we believe would lead to lower revenues, margins and free cash flows. In addition, with the company having above average leverage, the lower free cash flow could impair its balance sheet, possibly leading to a diluted share offering.

•	Several stock positions hindered relative performance during the 12 months.

	–	The stock price of Envivio, which provides internet protocol (IP) video processing and distribution solutions, declined shortly after the company’s IPO. Envivio’s management cut its revenue guidance on the company’s second earnings release after going public. The earnings results caused a thesis violation, and we exited the position. (For details, see “Portfolio highlights.”)

	–	The Fund’s position in Audience, a maker of smartphone chips, was not rewarded during the reporting period. The company’s shares declined after its chips were not specified in the new iPhone 5 release. We sold out of our position in the company in September because of the loss of its biggest customer, Apple, and changed growth profile.

	–	Tangoe was a large detractor from performance after a report indicated that the company had “significantly misrepresented” its figures and had additional signs of accounting problems. However, the publishers of the report disclosed that they held a short position in the company. Tangoe provides communication lifecycle management software and services. We remain in our current position as we believe the company is well-positioned to exploit its comprehensive product and service offerings.

Portfolio highlights

•	Movado Group manufactures luxury watches in Switzerland, and also sells watches from other licensed brands, such as Coach and Hugo Boss. The company is operating efficiently and executing well, which has led to improved profit margins. Movado is also benefiting from strength in the luxury market in general, and in the watch category in particular. Movado’s watches and the other brands the company sells have been in high demand.

•	Francesca’s Holdings is a retailer that offers apparel and accessories in its boutique-like stores. In a retail landscape marked by excess store capacity and lackluster growth, Francesca’s stands out. The company has disproportionately high profit margins versus its competitors because it has not had to significantly discount merchandise. In addition, Francesca’s is growing new store units at roughly 20% per year. While we like Francesca’s Holdings’ prospects, the stock valuation was stretched, and we sold out of our position in the company in March.

•	Cinemark Holdings operates over 400 movie theaters with roughly 5,000 screens. A quarter of the company’s revenue comes from theaters in Latin America. Cinemark is profiting from its position in the affordable consumer discretionary niche, which has performed well despite economic concerns. Cinemark’s pricing power has enabled the company to make incremental price increases without affecting demand, especially in Latin America. The company generates sufficient cash to grow modestly and pay a dividend.

•	Envivio provides internet protocol (IP) video processing and distribution solutions. Its customers include mobile and broadband service providers, cable multiple system operators and direct broadcast satellite service providers and content providers. Envivio’s technology plays a key role in enabling high-quality multi-platform services to any screen, including TVs, PCs, tablets, gaming devices and smartphones. The company cut its revenue guidance by half, citing sudden, across-the-board slowdown. We decided to sell out of our position in Envivio in August because of the structural impairment of the company’s future prospects.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

39

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	21.42%	6.31%	10.27%

Russell 2000 Index[1]	16.35	3.56	9.72

[1]	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

40

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2012
Percentage of
net assets

Bio-Rad Laboratories, Inc., Class A	2.2%
Greatbatch, Inc.	2.1
Cinemark Holdings, Inc.	2.1
BBCN Bancorp, Inc.	2.0
Vail Resorts, Inc.	2.0
Hudson Pacific Properties, Inc.	1.9
Central Garden and Pet Co., Class A	1.8
Tenneco, Inc.	1.8
Caribou Coffee Co., Inc.	1.6
Cooper Cos., Inc.	1.6

Total	19.1%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	3.51%
Air freight & logistics	1.37
Auto components	1.77
Building products	1.47
Capital markets	4.07
Chemicals	2.53
Commercial banks	6.62
Commercial services & supplies	1.69
Communications equipment	3.33
Construction & engineering	1.26
Diversified consumer services	2.64
Electric utilities	2.07
Electrical equipment	1.34
Energy equipment & services	1.77
Health care equipment & supplies	10.68
Health care providers & services	0.92
Hotels, restaurants & leisure	6.08
Household products	1.80
Insurance	1.49
Internet & catalog retail	0.61
Internet software & services	2.16
Life sciences tools & services	2.98
Machinery	2.02
Media	2.82
Metals & mining	1.27
Oil, gas & consumable fuels	2.52
Personal products	1.23
Real estate investment trust (REIT)	4.60
Road & rail	0.65
Semiconductors & semiconductor equipment	1.09
Software	9.25
Textiles, apparel & luxury goods	2.53
Thrifts & mortgage finance	2.19
Trading companies & distributors	1.30

Total common stocks	93.63%

Investment company
iShares Russell 2000 Index Fund	1.93
Short-term investment	4.50
Investment of cash collateral from securities loaned	3.61

Total investments	103.67%

Liabilities, in excess of cash and other assets	(3.67)

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Small-Cap Equity Relationship Fund. Figures might be different if a breakdown of the underlying investment company was included.

41

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 93.63%
Aerospace & defense: 3.51%
BE Aerospace, Inc.*	24,800	$1,225,120
Esterline Technologies Corp.*	18,800	1,195,868
LMI Aerospace, Inc.*	34,200	661,428

		3,082,416

Air freight & logistics: 1.37%
Hub Group, Inc., Class A*	35,800	1,202,880

Auto components: 1.77%
Tenneco, Inc.*	44,300	1,555,373

Building products: 1.47%
AO Smith Corp.	20,500	1,292,935

Capital markets: 4.07%
Evercore Partners, Inc., Class A	41,100	1,240,809
Golub Capital BDC, Inc.[1]	65,800	1,051,484
PennantPark Investment Corp.	116,100	1,276,519

		3,568,812

Chemicals: 2.53%
Cytec Industries, Inc.	15,500	1,066,865
HB Fuller Co.	33,200	1,156,024

		2,222,889

Commercial banks: 6.62%
Banner Corp.	29,800	915,754
BBCN Bancorp, Inc.	153,375	1,774,549
City National Corp.	17,400	861,648
East West Bancorp, Inc.	59,100	1,270,059
Prosperity Bancshares, Inc.	23,500	987,000

		5,809,010

Commercial services & supplies: 1.69%
InnerWorkings, Inc.*[1]	85,700	1,180,946
Performant Financial Corp.*	30,200	305,020

		1,485,966

Communications equipment: 3.33%
Aruba Networks, Inc.*	40,200	834,150
Finisar Corp.*[1]	59,000	961,700
NETGEAR, Inc.*	28,700	1,131,354

		2,927,204

Construction & engineering: 1.26%
MasTec, Inc.*	44,300	1,104,399

Diversified consumer services: 2.64%
Coinstar, Inc.*[1]	8,700	452,487
LifeLock, Inc.*[1]	79,000	642,270
Regis Corp.	72,000	1,218,240

		2,312,997
	Shares	Value

Electric utilities: 2.07%
Portland General Electric Co.	30,400	$831,744
UNS Energy Corp.	23,300	988,386

		1,820,130

Electrical equipment: 1.34%
Regal-Beloit Corp.	16,700	1,176,849

Energy equipment & services: 1.77%
C&J Energy Services, Inc.*	39,200	840,448
Dawson Geophysical Co.*	27,000	712,260

		1,552,708

Health care equipment & supplies: 10.68%
AtriCure, Inc.*	95,700	660,330
CONMED Corp.	30,600	855,270
Cooper Cos., Inc.	15,200	1,405,696
Given Imaging Ltd.*	48,300	843,801
Greatbatch, Inc.*	80,300	1,866,172
Hill-Rom Holdings, Inc.	28,100	800,850
ICU Medical, Inc.*	15,300	932,229
Integra LifeSciences Holdings Corp.*	22,600	880,722
STERIS Corp.	32,600	1,132,198

		9,377,268

Health care providers & services: 0.92%
Patterson Cos., Inc.	23,700	811,251

Hotels, restaurants & leisure: 6.08%
Bravo Brio Restaurant Group, Inc.*	82,600	1,109,318
Caribou Coffee Co., Inc.*	88,300	1,429,577
Ignite Restaurant Group, Inc.*	80,500	1,046,500
Vail Resorts, Inc.	32,300	1,747,107

		5,332,502

Household products: 1.80%
Central Garden and Pet Co., Class A*	151,200	1,580,040

Insurance: 1.49%
Validus Holdings Ltd.	37,900	1,310,582

Internet & catalog retail: 0.61%
Kayak Software Corp.*[1]	13,400	532,248

Internet software & services: 2.16%
Bazaarvoice, Inc.*	16,400	153,340
Demandware, Inc.*[1]	12,900	352,428
ExactTarget, Inc.*	14,100	282,000
ValueClick, Inc.*	56,900	1,104,429

		1,892,197

Life sciences tools & services: 2.98%
Bio-Rad Laboratories, Inc., Class A*	18,300	1,922,415
Bruker Corp.*	45,500	694,785

		2,617,200

42

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
Machinery: 2.02%
CIRCOR International, Inc.	20,600	$815,554
Nordson Corp.	15,100	953,112

		1,768,666

Media: 2.82%
Cinemark Holdings, Inc.	69,300	1,800,414
ReachLocal, Inc.*	52,200	673,902

		2,474,316

Metals & mining: 1.27%
Compass Minerals International, Inc.	14,900	1,113,179

Oil, gas & consumable fuels: 2.52%
Berry Petroleum Co., Class A	28,900	969,595
Kodiak Oil & Gas Corp.*	140,200	1,240,770

		2,210,365

Personal products: 1.23%
Inter Parfums, Inc.	55,483	1,079,699

Real estate investment trust (REIT): 4.60%
Campus Crest Communities, Inc.	95,900	1,175,734
Hudson Pacific Properties, Inc.	79,800	1,680,588
LaSalle Hotel Properties	46,700	1,185,713

		4,042,035

Road & rail: 0.65%
Knight Transportation, Inc.	38,900	569,107

Semiconductors & semiconductor equipment: 1.09%
ON Semiconductor Corp.*	135,900	958,095

Software: 9.25%
Cadence Design Systems, Inc.*	86,600	1,169,966
Eloqua, Inc.*	31,200	736,008
Guidewire Software, Inc.*	33,500	995,620
Infoblox, Inc.*	20,700	371,979
NICE Systems Ltd. ADR*	21,200	709,776
Qualys, Inc.*	61,700	912,543
RealPage, Inc.*[1]	25,500	550,035
	Shares	Value

Solera Holdings, Inc.	15,500	$828,785
SS&C Technologies Holdings, Inc.*	47,900	1,107,448
Tangoe, Inc.*	62,426	740,996

		8,123,156

Textiles, apparel & luxury goods: 2.53%
Iconix Brand Group, Inc.*	61,300	1,368,216
Movado Group, Inc.	27,804	853,027

		2,221,243

Thrifts & mortgage finance: 2.19%
Brookline Bancorp, Inc.	123,800	1,052,300
EverBank Financial Corp.	58,100	866,271

		1,918,571

Trading companies & distributors: 1.30%
Watsco, Inc.	15,200	1,138,480

Total common stocks
(cost $67,935,621)		82,184,768

Investment company: 1.93%
iShares Russell 2000 Index Fund
(cost $1,666,139)	20,100	1,694,229

Short-term investment: 4.50%
Investment company: 4.50%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,951,649)	3,951,649	3,951,649

Investment of cash collateral
from securities loaned: 3.61%
UBS Private Money Market Fund LLC[2]
(cost $3,173,013)	3,173,013	3,173,013

Total investments: 103.67%
(cost $76,726,422)		91,003,659

Liabilities, in excess of cash and
other assets: (3.67)%		(3,222,943)

Net assets: 100.00%		$87,780,716

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $77,322,966; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$14,899,885
Gross unrealized depreciation	(1,219,192)

Net unrealized appreciation of investments	$13,680,693

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 44.

43

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$82,184,768	$—	$—	$82,184,768

Investment company	1,694,229	—	—	1,694,229

Short-term investment	—	3,951,649	—	3,951,649

Investment of cash collateral from securities loaned	—	3,173,013	—	3,173,013

Total	$83,878,997	$7,124,662	$—	$91,003,659

Portfolio footnotes
*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2012.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$3,535,844	$30,072,356	$29,656,551	$3,951,649	$7,882

UBS Private Money Market Fund LLC[a]	227,500	65,524,721	62,579,208	3,173,013	2,195

	$3,763,344	$95,597,077	$92,235,759	$7,124,662	$10,077

[a]	The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

44	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2012, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 14.10%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 16.42%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1
What worked

•	Amazon.com was the Fund’s most successful holding during the 12 months. After rolling out multiple models of its best-selling Kindle, Amazon continued to compete on every level within the tablet market. During 2012, Amazon partnered with multiple studio and television producers to provide a wider range of streaming and downloadable content. The company acquired Kiva Systems, a maker of warehouse robotics designed to increase order efficiency and opened a new fulfillment center in Indiana. (For details, see “Portfolio highlights.”)

•	The Fund’s overweight to financial stocks, though a non-consensus view, made a strong contribution to relative returns. Our research identified several well-capitalized companies with competitive funding advantages, winning franchises and solid returns on equity. Many banks have reduced risk and increased capital. As the US housing market improves, the stronger backdrop for home prices should increase lending. The sector appears attractive from a price-to-tangible-book basis. Within financials, the Fund is overweight to global diversified financial firms and underweight to insurance and regional banks.

	–	Citigroup positively contributed to Fund returns during the 12 months. The company performed well following an impressive capital build during the past year. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, expects to save as much as $1.1 billion per year in expenses. (For details, see “Portfolio highlights.”)

•	The Fund’s position in Adobe Systems, a creative design software company, was positive for relative performance. The company reported results that showed strong interest in Adobe’s new CS6 subscription product. This represents a large price increase relative to the traditional license model, and we believe broad migration to the subscription model will drive revenue growth. The company’s shares surged higher after Adobe announced fourth-quarter profits that beat analysts’ expectations. (For details, see “Portfolio highlights.”)

•	An overweight to the health care sector contributed to performance during the reporting period. Fundamental research and bottom-up stock picking identified several names that demonstrate attractive valuations and good fundamentals. Health care expenditures represent 18% of total US gross domestic product (GDP). While costs have increased, we believe health care spending will continue to grow due to demographic trends. The regulatory environment has improved and uncertainty has been reduced due to the Supreme Court ruling on the new health care law.

	–	Within health care, Gilead Sciences was a top contributor. The research-based biopharmaceutical company focuses primarily on HIV and hepatitis B and C. Gilead had a strong year in 2012, receiving two major FDA approvals: Truvada is the first agent to be approved for HIV prevention in uninfected adults; Stribild is a once-daily regiment for HIV-1 infection. Gilead also reported positive results in studies of its 12-week course of therapy for the treatment of hepatitis C.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

45

UBS U.S. Equity Alpha Relationship Fund

•	Several short positions contributed to the Fund’s returns. In particular, the Fund benefited from selling short shares of JC Penney. The company’s stock price continues to decline as JC Penney closes stores and reports weaker same-store sales. The company seems unable to compete with other retailers who are growing more rapidly, and we’re not optimistic about the likelihood of improvement. That said, we closed our short position in November, as it neared fair value and we had captured the relative opportunity.

What didn’t work

•	Several stock positions detracted from relative performance during the 12 months.

	–	ServiceSource International was the largest detractor in the Fund. The company has a unique business model that seeks to increase subscription renewal rates for technology service providers. Its shares sold off after ServiceSource issued fourth quarter 2012 guidance in September and 2013 guidance in December, which were below analysts’ estimates. We took advantage of the price weakness and increased our position in the name, as we believe it is a short-term issue and that the company has a strong longer-term business model.

	–	Shares of Atmel Corp., a leader in touch technology, declined for the year as a whole. (For details, see “Portfolio highlights.”)

	–	NII Holdings, Inc. was a negative contributor to performance during the 12 months. The market had concerns about the delayed rollout of the Latin American wireless company’s 3G network in Brazil. However, we believe the company will increase its market share and profit margins when the network goes live. The stock saw strong returns in December 2012, after the company’s CEO stepped down. We believe the valuation for NII Holdings is attractive, and we continue to hold the stock.

•	The Fund’s underweight to the consumer staples sector was negative for performance. Our valuation research indicates that this sector is unattractively valued. However, market volatility and economic uncertainty caused investors to flee into these defensive names during the second quarter of 2012. We believe that investors overpaid for safety, as they continued to look for yield. As markets recovered during the second half of 2012, we saw signs that investors were placing a new focus on relative valuations.

•	A short position in Bank of America was negative for performance. The company’s shares were up sharply in 2012, benefiting from the tailwinds that are helping much of the financial sector. In addition, the bank addressed concerns about its mortgage business to the satisfaction of the market.

Portfolio highlights

•	Amazon.com serves consumers through its retail websites and focuses on selection, price and convenience. We believe the company will sustain its high revenue growth rate due to increased numbers of Amazon Prime customers, who demonstrate strong repeat purchase patterns, and through the expansion of Amazon Prime benefits (most recently, free video streaming). We believe the company will increase both the number of product lines served and delivery speed through the expansion of its fulfillment network. Amazon is well-positioned to defend its physical media business (books, music and movies) and will continue to innovate with its dedicated book reader, the Kindle. As Amazon gains scale across its businesses, operating margins should gradually increase. We expect to see Amazon amortize technology, content spending and other expenses across a higher level of overall revenue.

46

UBS U.S. Equity Alpha Relationship Fund

•	Citigroup continues to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, improve liquidity and capital metrics and take share in its core businesses. The company transferred $45 billion of retail partner cards back to Citicorp, and could see more improvement when it sells part of its joint venture with Morgan Stanley. Additionally, Citigroup has been aggressively selling minority stakes in several banks including HDFC, Pudong Bank and Akbank; this should provide significant capital relief on a Basel III basis. We expect to see above-peer earnings growth over the next several years as a result of solid revenue growth, improving expense discipline and better credit quality.

•	Adobe Systems is a creative design software company with leading graphic, print and design products that allow users to create, manage and distribute digital content. In recent years, Adobe has been able to successfully combine existing product lines and acquired software into bundled suites that create seamless workflows for creative professionals. As digital content generation and use grows, there is an increasing need for tools to manipulate and manage this content. Web design and content delivery across the internet to a broad range of devices will require software to create, format, standardize and test websites. Adobe leads the market in providing the tools and platforms to enable this growth.

•	Atmel Corp. designs, develops, manufactures and sells semiconductor integrated circuit products. Despite its shares declining during the year, we believe the company is turning around, led by its new management team. Atmel has smartphone touch design wins with Samsung, Motorola and Nokia and tablet touch design wins with Samsung and Motorola. The launch of Microsoft’s Windows 8, with touch control for both notebooks and tablets, will be a major driver of touch revenue growth going forward. We retain our current position as we believe that new tablets coming to the market will help the company gain traction and reverse its recent downward trend.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

47

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	14.10%	(0.01)%	3.32%

Russell 1000 Index[2]	16.42	1.92	4.55

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 20, 2005, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

48

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)[1,2]
As of December 31, 2012
Percentage of
net assets

Apple, Inc.	5.4%
Amazon.com, Inc.	5.3
Adobe Systems, Inc.	3.7
General Dynamics Corp.	3.4
Wells Fargo & Co.	3.4
Viacom, Inc., Class B	3.1
Comcast Corp., Class A	3.0
Citigroup, Inc.	3.0
NextEra Energy, Inc.	2.9
Hertz Global Holdings, Inc.	2.9

Total	36.1%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures might be different if a breakdown of the underlying investment company was included.

49

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	4.36%
Airlines	0.98
Biotechnology	3.33
Capital markets	3.69
Chemicals	2.33
Commercial banks	5.09
Commercial services & supplies	1.90
Communications equipment	0.83
Computers & peripherals	8.00
Diversified financial services	5.55
Electric utilities	5.40
Energy equipment & services	4.62
Food & staples retailing	1.36
Food products	4.42
Health care equipment & supplies	3.38
Health care providers & services	2.49
Hotels, restaurants & leisure	2.35
Household products	2.22
Insurance	2.75
Internet & catalog retail	5.35
IT services	0.94
Life sciences tools & services	1.72
Machinery	2.02
Media	8.50
Multiline retail	1.47
Multi-utilities	1.83
Oil, gas & consumable fuels	6.60
Paper & forest products	0.76
Pharmaceuticals	7.14
Real estate investment trust (REIT)	2.87
Road & rail	6.99
Semiconductors & semiconductor equipment	5.64
Software	5.76
Textiles, apparel & luxury goods	1.48
Tobacco	2.15
Wireless telecommunication services	2.15

Total common stocks	128.42%

Investment company
SPDR S&P 500 ETF Trust	1.41
Short-term investment	2.93

Total investments before investments sold short	132.76%
Investments sold short
Common stocks
Biotechnology	(0.75)%
Capital markets	(1.54)
Chemicals	(1.22)
Commercial banks	(1.50)
Commercial services & supplies	(1.14)
Computers & peripherals	(0.80)
Consumer finance	(0.29)
Diversified financial services	(0.42)
Electric utilities	(0.94)
Electronic equipment, instruments & components	(0.27)
Gas utilities	(0.43)
Health care equipment & supplies	(2.82)
Health care providers & services	(0.61)
Hotels, restaurants & leisure	(3.23)
Insurance	(0.86)
IT services	(0.48)
Life sciences tools & services	(1.03)
Machinery	(1.01)
Media	(2.90)
Multiline retail	(0.69)
Multi-utilities	(1.80)
Office electronics	(0.49)
Oil, gas & consumable fuels	(1.15)
Pharmaceuticals	(1.35)
Real estate investment trust (REIT)	(0.54)
Road & rail	(0.80)
Semiconductors & semiconductor equipment	(0.94)
Software	(1.69)
Specialty retail	(0.30)
Textiles, apparel & luxury goods	(0.25)
Trading companies & distributors	(0.43)
Water utilities	(0.62)

Total investments sold short	(33.29)%

Total investments, net of investments sold short	99.47
Cash and other assets, less liabilities	0.53

Net assets	100.00%

1	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks: 128.42%
Aerospace & defense: 4.36%
Boeing Co.[1]	14,900	$1,122,864
General Dynamics Corp.[1]	58,900	4,080,003

		5,202,867

Airlines: 0.98%
Spirit Airlines, Inc.*[1]	66,300	1,174,836

Biotechnology: 3.33%
Acorda Therapeutics, Inc.*[1]	54,100	1,344,926
Alnylam Pharmaceuticals, Inc.*[1]	28,200	514,650
Cubist Pharmaceuticals, Inc.*[1]	11,900	500,514
Gilead Sciences, Inc.*[1]	21,900	1,608,555

		3,968,645

Capital markets: 3.69%
Goldman Sachs Group, Inc.[1]	8,700	1,109,772
Invesco Ltd.[1]	50,500	1,317,545
Morgan Stanley[1]	103,200	1,973,184

		4,400,501

Chemicals: 2.33%
Celanese Corp., Series A1	30,500	1,358,165
Dow Chemical Co.[1]	44,100	1,425,312

		2,783,477

Commercial banks: 5.09%
US Bancorp[1]	62,800	2,005,832
Wells Fargo & Co.[1]	118,800	4,060,584

		6,066,416

Commercial services & supplies: 1.90%
Republic Services, Inc.[1]	41,000	1,202,530
Waste Management, Inc.[1]	31,400	1,059,436

		2,261,966

Communications equipment: 0.83%
Juniper Networks, Inc.*[1]	50,100	985,467

Computers & peripherals: 8.00%
Apple, Inc.[1]	12,100	6,449,663
NetApp, Inc.*[1]	92,200	3,093,310

		9,542,973

Diversified financial services: 5.55%
Citigroup, Inc.[1]	88,950	3,518,862
JPMorgan Chase & Co.[1]	70,500	3,099,885

		6,618,747

Electric utilities: 5.40%
Edison International[1]	65,300	2,950,907
	Shares	Value

NextEra Energy, Inc.[1]	50,500	$3,494,095

		6,445,002

Energy equipment & services: 4.62%
Baker Hughes, Inc.[1]	21,500	878,060
Halliburton Co.[1]	26,200	908,878
McDermott International, Inc.*[1]	72,000	793,440
Noble Corp.[1]	84,000	2,924,880

		5,505,258

Food & staples retailing: 1.36%
Kroger Co.[1]	62,300	1,621,046

Food products: 4.42%
Archer-Daniels-Midland Co.[1]	68,800	1,884,432
Kraft Foods Group, Inc.[1]	27,800	1,264,066
Mondelez International, Inc., Class A1	83,400	2,124,198

		5,272,696

Health care equipment & supplies: 3.38%
Baxter International, Inc.[1]	26,800	1,786,488
Hill-Rom Holdings, Inc.[1]	17,900	510,150
Medtronic, Inc.[1]	42,300	1,735,146

		4,031,784

Health care providers & services: 2.49%
UnitedHealth Group, Inc.[1]	33,000	1,789,920
WellPoint, Inc.[1]	19,300	1,175,756

		2,965,676

Hotels, restaurants & leisure: 2.35%
Starbucks Corp.[1]	52,200	2,798,964

Household products: 2.22%
Colgate-Palmolive Co.[1]	25,300	2,644,862

Insurance: 2.75%
Lincoln National Corp.[1]	44,000	1,139,600
MetLife, Inc.[1]	65,000	2,141,100

		3,280,700

Internet & catalog retail: 5.35%
Amazon.com, Inc.*[1]	25,400	6,378,956

IT services: 0.94%
ServiceSource International, Inc.*[1]	192,400	1,125,540

Life sciences tools & services: 1.72%
Bio-Rad Laboratories, Inc., Class A*[1]	13,500	1,418,175
Bruker Corp.*[1]	41,800	638,286

		2,056,461

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Common stocks—(Concluded)
Machinery: 2.02%
Illinois Tool Works, Inc.[1]	39,700	$2,414,157

Media: 8.50%
Comcast Corp., Class A1	94,300	3,524,934
Time Warner, Inc.[1]	60,800	2,908,064
Viacom, Inc., Class B1	70,300	3,707,622

		10,140,620

Multiline retail: 1.47%
Macy’s, Inc.[1]	44,900	1,751,998

Multi-utilities: 1.83%
PG&E Corp.[1]	54,400	2,185,792

Oil, gas & consumable fuels: 6.60%
Cabot Oil & Gas Corp.[1]	28,500	1,417,590
EOG Resources, Inc.[1]	13,900	1,678,981
EQT Corp.[1]	33,400	1,969,932
Hess Corp.[1]	33,400	1,768,864
Ultra Petroleum Corp.*[1]	56,900	1,031,597

		7,866,964

Paper & forest products: 0.76%
International Paper Co.[1]	22,900	912,336

Pharmaceuticals: 7.14%
Allergan, Inc.[1]	10,200	935,646
Hospira, Inc.*[1]	25,100	784,124
Johnson & Johnson[1]	31,900	2,236,190
Merck & Co., Inc.[1]	71,500	2,927,210
Teva Pharmaceutical Industries Ltd. ADR	43,900	1,639,226

		8,522,396

Real estate investment trust (REIT): 2.87%
American Campus Communities, Inc.[1]	20,500	945,665
American Capital Agency Corp.[1]	55,800	1,614,852
Digital Realty Trust, Inc.[1]	12,800	868,992

		3,429,509

Road & rail: 6.99%
Hertz Global Holdings, Inc.*[1]	214,600	3,491,542
Norfolk Southern Corp.[1]	53,000	3,277,520
Ryder System, Inc.[1]	31,300	1,562,809

		8,331,871

Semiconductors & semiconductor equipment: 5.64%
Atmel Corp.*[1]	252,200	1,651,910
Avago Technologies Ltd.[1]	34,500	1,092,270
Freescale Semiconductor Ltd.*[1]	34,600	380,946
Micron Technology, Inc.*[1]	75,200	477,520
NXP Semiconductor NV*[1]	49,400	1,302,678
	Shares	Value

Skyworks Solutions, Inc.*[1]	89,600	$1,818,880

		6,724,204

Software: 5.76%
Adobe Systems, Inc.*[1]	117,100	4,412,328
Symantec Corp.*[1]	130,700	2,458,467

		6,870,795

Textiles, apparel & luxury goods: 1.48%
Ralph Lauren Corp.[1]	11,800	1,769,056

Tobacco: 2.15%
Philip Morris International, Inc.[1]	30,600	2,559,384

Wireless telecommunication services: 2.15%
MetroPCS Communications, Inc.*[1]	110,000	1,093,400
NII Holdings, Inc.*[1]	205,900	1,468,067

		2,561,467

Total common stocks
(cost $138,187,516)		153,173,389

Investment company: 1.41%
SPDR S&P 500 ETF Trust
(cost $1,585,926)	11,800	1,681,736

Short-term investment: 2.93%
Investment company: 2.93%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,490,166)	3,490,166	3,490,166

Total investments before
investments sold short: 132.76%
(cost $143,263,608)		158,345,291

Investments sold short: (33.29)%
Common stocks: (33.29)%
Biotechnology: (0.75)%
Celgene Corp.	(5,300)	(417,216)
Cepheid, Inc.	(14,000)	(473,340)

		(890,556)

Capital markets: (1.54)%
Charles Schwab Corp.	(74,100)	(1,064,076)
Northern Trust Corp.	(8,300)	(416,328)
T. Rowe Price Group, Inc.	(5,500)	(358,215)

		(1,838,619)

Chemicals: (1.22)%
Ecolab, Inc.	(5,000)	(359,500)
LyondellBasell Industries NV, Class A	(7,100)	(405,339)
Praxair, Inc.	(3,400)	(372,130)
Sigma-Aldrich Corp.	(4,400)	(323,752)

		(1,460,721)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks: (1.50)%
Associated Banc-Corp.	(28,300)	$(371,296)
Signature Bank	(5,100)	(363,834)
SVB Financial Group	(5,800)	(324,626)
TCF Financial Corp.	(28,600)	(347,490)
Zions Bancorporation	(18,100)	(387,340)

		(1,794,586)

Commercial services & supplies: (1.14)%
Healthcare Services Group, Inc.	(24,200)	(562,166)
Pitney Bowes, Inc.	(47,450)	(504,868)
Stericycle, Inc.	(3,200)	(298,464)

		(1,365,498)

Computers & peripherals: (0.80)%
Dell, Inc.	(58,500)	(592,605)
Lexmark International, Inc., Class A	(15,600)	(361,764)

		(954,369)

Consumer finance: (0.29)%
American Express Co.	(6,100)	(350,628)

Diversified financial services: (0.42)%
Bank of America Corp.	(43,600)	(505,760)

Electric utilities: (0.94)%
Hawaiian Electric Industries, Inc.	(22,100)	(555,594)
Pepco Holdings, Inc.	(29,100)	(570,651)

		(1,126,245)

Electronic equipment, instruments & components: (0.27)%
Corning, Inc.	(25,100)	(316,762)

Gas utilities: (0.43)%
Questar Corp.	(25,800)	(509,808)

Health care equipment & supplies: (2.82)%
DexCom, Inc.	(24,800)	(337,528)
Haemonetics Corp.	(8,400)	(343,056)
IDEXX Laboratories, Inc.	(5,100)	(473,280)
Intuitive Surgical, Inc.	(1,100)	(539,407)
Meridian Bioscience, Inc.	(18,000)	(364,500)
STERIS Corp.	(10,100)	(350,773)
Thoratec Corp.	(8,800)	(330,176)
Volcano Corp.	(11,600)	(273,876)
Wright Medical Group, Inc.	(16,500)	(346,335)

		(3,358,931)

Health care providers & services: (0.61)%
Community Health Systems, Inc.	(12,400)	(381,176)
Owens & Minor, Inc.	(12,200)	(347,822)

		(728,998)
	Shares	Value

Hotels, restaurants & leisure: (3.23)%
Choice Hotels International, Inc.	(44,300)	$(1,489,366)
Hyatt Hotels Corp., Class A	(17,700)	(682,689)
Starwood Hotels & Resorts Worldwide, Inc.	(29,300)	(1,680,648)

		(3,852,703)

Insurance: (0.86)%
American International Group, Inc.	(28,900)	(1,020,170)

IT services: (0.48)%
Cognizant Technology Solutions Corp., Class A	(7,800)	(577,590)

Life sciences tools & services: (1.03)%
Illumina, Inc.	(8,500)	(472,515)
Mettler-Toledo International, Inc.	(3,900)	(753,870)

		(1,226,385)

Machinery: (1.01)%
AGCO Corp.	(24,400)	(1,198,528)

Media: (2.90)%
Discovery Communications, Inc., Class A	(13,900)	(882,372)
Gannett Co., Inc.	(71,500)	(1,287,715)
Lamar Advertising Co., Class A	(33,200)	(1,286,500)

		(3,456,587)

Multiline retail: (0.69)%
Dollar General Corp.	(18,700)	(824,483)

Multi-utilities: (1.80)%
Consolidated Edison, Inc.	(10,200)	(566,508)
Integrys Energy Group, Inc.	(10,300)	(537,866)
MDU Resources Group, Inc.	(24,400)	(518,256)
TECO Energy, Inc.	(31,000)	(519,560)

		(2,142,190)

Office electronics: (0.49)%
Xerox Corp.	(85,600)	(583,792)

Oil, gas & consumable fuels: (1.15)%
ConocoPhillips	(3,700)	(214,563)
Pioneer Natural Resources Co.	(10,800)	(1,151,172)

		(1,365,735)

Pharmaceuticals: (1.35)%
Auxilium Pharmaceuticals, Inc.	(11,900)	(220,507)
Eli Lilly & Co.	(10,800)	(532,656)
Perrigo Co.	(8,200)	(853,046)

		(1,606,209)

Real estate investment trust (REIT): (0.54)%
AvalonBay Communities, Inc.	(2,500)	(338,975)
Equity Residential	(5,400)	(306,018)

		(644,993)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2012

	Shares	Value

Investments sold short—(Concluded)
Common stocks—(Concluded)
Road & rail: (0.80)%
CSX Corp.	(23,700)	$(467,601)
Kansas City Southern	(5,800)	(484,184)

		(951,785)

Semiconductors & semiconductor equipment: (0.94)%
KLA-Tencor Corp.	(11,800)	(563,568)
Teradyne, Inc.	(32,800)	(553,992)

		(1,117,560)

Software: (1.69)%
BMC Software, Inc.	(19,300)	(765,438)
Citrix Systems, Inc.	(8,100)	(532,575)
Red Hat, Inc.	(5,600)	(296,576)
Synopsys, Inc.	(13,400)	(426,656)

		(2,021,245)
	Shares	Value

Specialty retail: (0.30)%
Abercrombie & Fitch Co., Class A	(7,500)	$(359,775)

Textiles, apparel & luxury goods: (0.25)%
Under Armour, Inc., Class A	(6,200)	(300,886)

Trading companies & distributors: (0.43)%
Fastenal Co.	(11,000)	(513,590)

Water utilities: (0.62)%
Aqua America, Inc.	(29,000)	(737,180)

Total investments sold short
(proceeds $35,097,539)		(39,702,867)

Total investments, net of investments
sold short: 99.47%		118,642,424

Cash and other assets, less liabilities: 0.53%		628,126

Net assets: 100.00%		$119,270,550

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was $144,168,477; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$21,158,809
Gross unrealized depreciation	(6,981,995)

Net unrealized appreciation of investments	$14,176,814

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 55.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$153,173,389	$—	$—	$153,173,389

Common stocks sold short	(39,702,867)	—	—	(39,702,867)

Investment company	1,681,736	—	—	1,681,736

Short-term investment	—	3,490,166	—	3,490,166

Total	$115,152,258	$3,490,166	$—	$118,642,424

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2012
Portfolio footnotes
*	Non-income producing security.
1	All or a portion of these securities have been delivered to cover open short positions.
2	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$1,150,965	$19,107,793	$16,768,592	$3,490,166	$3,351

See accompanying notes to financial statements.	55

UBS Credit Bond Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Credit Bond Relationship Fund (the “Fund”) returned 10.39%. For comparison purposes, the Barclays US Credit Index (the “Index”) returned 9.37% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the period, largely due to sector allocation and security selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to manage the Fund’s duration and yield curve positioning, while credit default swaps were used to implement specific credit-related investment strategies. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s sector allocation, security selection and yield curve positioning contributed to performance.

Portfolio performance summary1
What worked

•	Sector positioning, overall, was a positive for performance.

	–	An overweight to investment grade financials was beneficial for results, as it was the strongest performing sector within the Index during the reporting period. In particular, our overweight to US banks was rewarded, as their spreads[2] tightened amid strengthening fundamentals, a reduction in the global risk environment and solid demand from investors seeking higher yielding, relatively high-quality assets all contributed to the Fund’s positive performance.

	–	Relative underweights to investment grade industrials and utilities aided relative results, as these sectors underperformed financials in 2012.

	–	Within the industrials sector, we had overweights to the natural gas, communications and energy industries. We held these positions as we expected continued growth in the US economy, strong fundamentals for many companies in those sectors and investor demand for yield. Our relative positioning was additive for performance, as all three subsectors generated solid results during the year.

•	Issue selection in several sectors was beneficial. Contributing to performance was the Fund’s security selection in the bank and energy subsectors. In addition, security selection of Build America Bonds was positive for results.

•	Yield curve positioning was a modest positive for performance. We had a yield curve flattening bias for the portfolio, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened during the reporting period.

What didn’t work

•	Underweights in several areas slightly detracted from performance. Underweights to consumer non-cyclicals and non-corporate securities were small negatives for results.

1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.
2	“Spreads” refers to differences between the yields paid on US Treasury Bonds and other types of debt, such as emerging market bonds.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	10.39%	6.75%	5.76%

Barclays US Credit Index[2]	9.37	7.65	6.15

1	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
2	The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 15, 2003, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)[1]
As of December 31, 2012
Percentage of
net assets

Pacific Bell Telephone Co., 7.125%, due 03/15/26	1.7%
Bank of America Corp., 6.500%, due 08/01/16	1.6
Comcast Corp., 6.500%, due 01/15/17	1.4
JPMorgan Chase & Co., 3.150%, due 07/05/16	1.3
US Treasury Notes, 0.750%, due 10/31/17	1.3
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	1.3
Wells Fargo & Co., 2.100%, due 05/08/17	1.3
Time Warner Cable, Inc., 6.750%, due 07/01/18	1.2
US Treasury Notes, 1.625%, due 11/15/22	1.2
Anadarko Petroleum Corp., 5.950%, due 09/15/16	1.1

Total	13.4%

1	Figures represent the direct investments of UBS Credit Bond Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS Credit Bond Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Aerospace & defense	1.74%
Automobiles	0.42
Beverages	0.69
Building products	0.09
Capital markets	5.34
Chemicals	1.43
Commercial banks	7.66
Commercial services & supplies	0.46
Communications equipment	0.25
Computers & peripherals	1.60
Consumer finance	1.14
Diversified financial services	11.49
Diversified telecommunication services	3.93
Electric utilities	2.82
Energy equipment & services	0.99
Food & staples retailing	1.04
Food products	2.02
Gas utilities	0.41
Health care providers & services	2.17
Independent power producers & energy traders	0.71
Insurance	4.22
Internet & catalog retail	0.18
IT services	0.14
Leisure equipment & products	0.12
Life sciences tools & services	0.39
Machinery	0.80
Media	5.34
Metals & mining	1.90
Multiline retail	0.45
Multi-utilities	1.74
Office electronics	0.27
Oil, gas & consumable fuels	12.40
Paper & forest products	0.36
Pharmaceuticals	2.39
Real estate investment trust (REIT)	1.62
Road & rail	1.42
Semiconductors & semiconductor equipment	0.31
Software	0.14
Specialty retail	0.69
Thrifts & mortgage finance	0.00 [2]
Tobacco	1.52
Wireless telecommunication services	1.59

Total corporate bonds	84.39%
Asset-backed security	0.28%
Commercial mortgage-backed security	0.58
Municipal bonds	3.92
US government obligations	2.47
Non-US government obligations	2.84
Supranational bond	0.31

Total bonds	94.79%

Common stocks	0.04
Preferred stock	0.04
Short-term investment	3.99

Total investments	98.86%

Cash and other assets, less liabilities	1.14

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Credit Bond Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.
[2]	Amount represents less than 0.005%.

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds: 94.79%
Corporate bonds: 84.39%
Australia: 1.29%
National Australia Bank Ltd.,
3.000%, due 07/27/16[1]	$1,585,000	$1,678,039
Rio Tinto Finance USA Ltd.,
3.500%, due 03/22/22	1,000,000	1,052,177
Westpac Banking Corp.,
2.000%, due 08/14/17	1,175,000	1,210,324

Total Australia corporate bonds		3,940,540

Brazil: 1.15%
Petrobras International Finance Co.,
2.875%, due 02/06/15	2,325,000	2,385,671
5.875%, due 03/01/18	1,000,000	1,144,910

Total Brazil corporate bonds		3,530,581

Canada: 2.04%
Bank of Montreal,
2.550%, due 11/06/22	1,700,000	1,684,935
Barrick Gold Corp.,
3.850%, due 04/01/22	900,000	952,673
Canadian National Railway Co.,
3.500%, due 11/15/42	500,000	482,529
EnCana Corp.,
5.900%, due 12/01/17	1,110,000	1,322,052
Petro-Canada,
6.800%, due 05/15/38	450,000	613,705
Teck Resources Ltd.,
6.250%, due 07/15/41	1,000,000	1,176,265

Total Canada corporate bonds		6,232,159

Cayman Islands: 1.14%
Transocean, Inc.,
6.000%, due 03/15/18	1,600,000	1,855,662
6.800%, due 03/15/38	500,000	612,085
Vale Overseas Ltd.,
4.625%, due 09/15/20	950,000	1,026,476

Total Cayman Islands corporate bonds		3,494,223

Curacao: 0.95%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	875,000	919,946
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	1,850,000	1,979,929

Total Curacao corporate bonds		2,899,875

France: 1.73%
France Telecom SA,
8.500%, due 03/01/31	500,000	748,435
Sanofi,
4.000%, due 03/29/21	1,450,000	1,652,761
	Face
	amount	Value

Total Capital International SA,
1.550%, due 06/28/17	$2,250,000	$2,284,688
2.700%, due 01/25/23	600,000	611,237

Total France corporate bonds		5,297,121

Ireland: 0.23%
XLIT Ltd.,
5.750%, due 10/01/21	600,000	712,542

Japan: 0.84%
Mizuho Corporate Bank Ltd.,
1.550%, due 10/17/17[1]	1,200,000	1,201,204
Nippon Telegraph &
Telephone Corp.,
1.400%, due 07/18/17	1,350,000	1,366,331

Total Japan corporate bonds		2,567,535

Luxembourg: 0.56%
Covidien International Finance SA,
4.200%, due 06/15/20	500,000	566,308
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,100,000	1,132,573

Total Luxembourg corporate bonds		1,698,881

Mexico: 1.04%
America Movil SAB de CV,
3.125%, due 07/16/22	500,000	508,224
5.000%, due 03/30/20	275,000	319,955
Petroleos Mexicanos,
4.875%, due 01/24/22	2,100,000	2,367,750

Total Mexico corporate bonds		3,195,929

Netherlands: 1.00%
Deutsche Telekom
International Finance BV,
4.875%, due 03/06/42[1]	900,000	960,738
Heineken NV,
2.750%, due 04/01/23[1]	575,000	564,585
Rabobank Nederland NV,
3.950%, due 11/09/22	875,000	896,030
Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	475,000	624,571

Total Netherlands corporate bonds		3,045,924

Qatar: 0.87%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	1,000,000	1,310,000
Ras Laffan Liquefied Natural
Gas Co., Ltd. III,
5.500%, due 09/30/14[1]	1,250,000	1,343,750

Total Qatar corporate bonds		2,653,750

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
South Africa: 0.19%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	$550,000	$567,634

South Korea: 0.71%
Export-Import Bank of Korea,
5.875%, due 01/14/15	2,000,000	2,182,600

Spain: 0.41%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	1,125,000	1,251,562

Sweden: 1.17%
Nordea Bank AB,
4.875%, due 05/13/21[1]	880,000	944,038
Svenska Handelsbanken AB,
2.875%, due 04/04/17	2,500,000	2,641,502

Total Sweden corporate bonds		3,585,540

United Kingdom: 1.40%
Barclays Bank PLC,
5.140%, due 10/14/20	95,000	99,227
BP Capital Markets PLC,
3.125%, due 10/01/15	350,000	371,542
British Telecommunications PLC,
9.625%, due 12/15/30	575,000	913,490
HSBC Holdings PLC,
4.000%, due 03/30/22	1,000,000	1,094,866
Vodafone Group PLC,
5.625%, due 02/27/17	1,525,000	1,789,517

Total United Kingdom corporate bonds		4,268,642

United States: 67.67%
Allergan, Inc.,
5.750%, due 04/01/16	1,390,000	1,599,465
Amazon.com, Inc.,
1.200%, due 11/29/17	550,000	546,977
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,094,320
American International Group, Inc.,
4.250%, due 09/15/14	950,000	1,000,729
8.250%, due 08/15/18	950,000	1,248,192
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	3,000,000	3,453,393
Anheuser-Busch InBev Worldwide, Inc.,
3.750%, due 07/15/42	1,200,000	1,205,548
Apache Corp.,
5.100%, due 09/01/40	795,000	903,709
BAE Systems Holdings, Inc.,
6.375%, due 06/01/19[1]	1,050,000	1,253,495
	Face
	amount	Value

Bank of America Corp.,
5.625%, due 07/01/20	$675,000	$800,298
5.700%, due 01/24/22	1,005,000	1,208,562
6.500%, due 08/01/16	4,140,000	4,780,702
BB&T Corp.,
1.600%, due 08/15/17	900,000	910,807
Boeing Co.,
4.875%, due 02/15/20	750,000	903,612
8.750%, due 08/15/21	425,000	630,743
Boston Properties LP,
5.625%, due 11/15/20	900,000	1,064,696
Burlington Northern Santa Fe LLC,
5.400%, due 06/01/41	1,250,000	1,480,225
CBS Corp.,
4.850%, due 07/01/42	525,000	546,415
Cellco Partnership,
8.500%, due 11/15/18	1,625,000	2,235,513
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	752,551
Cisco Systems, Inc.,
4.950%, due 02/15/19	655,000	775,401
Citigroup, Inc.,
4.450%, due 01/10/17	850,000	941,630
5.375%, due 08/09/20	1,500,000	1,767,672
6.125%, due 05/15/18	2,125,000	2,546,624
8.500%, due 05/22/19	1,950,000	2,622,042
CME Group, Inc.,
3.000%, due 09/15/22	3,000,000	3,043,935
CNA Financial Corp.,
5.750%, due 08/15/21	1,000,000	1,172,907
Comcast Corp.,
6.500%, due 01/15/17	3,500,000	4,221,150
ConocoPhillips Holding Co.,
6.950%, due 04/15/29	1,250,000	1,742,716
Consolidated Edison Co. of
New York, Inc.,
Series 2008-B,
6.750%, due 04/01/38	400,000	571,826
CVS Caremark Corp.,
4.125%, due 05/15/21	750,000	845,947
Deere & Co.,
2.600%, due 06/08/22	900,000	911,341
Dell, Inc.,
5.400%, due 09/10/40	750,000	763,616
Devon Energy Corp.,
3.250%, due 05/15/22	1,075,000	1,121,968
7.950%, due 04/15/32	375,000	554,797
DirecTV Holdings LLC,
5.150%, due 03/15/42	500,000	505,717
6.375%, due 03/01/41	600,000	694,333
Discover Financial Services,
3.850%, due 11/21/22[1]	950,000	980,280

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Dominion Resources, Inc., Series B,
5.950%, due 06/15/35	$1,000,000	$1,265,660
Dow Chemical Co.,
4.250%, due 11/15/20	500,000	555,856
7.375%, due 11/01/29	525,000	695,511
8.550%, due 05/15/19	500,000	675,038
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,626,670
Duke Energy Carolinas LLC, Series A,
6.000%, due 12/01/28	750,000	918,885
Eaton Corp.,
4.150%, due 11/02/42[1]	1,500,000	1,516,955
El Paso Natural Gas Co. LLC,
5.950%, due 04/15/17	575,000	664,800
8.375%, due 06/15/32	675,000	959,008
Energy Transfer Partners LP,
5.950%, due 02/01/15	1,235,000	1,353,376
6.700%, due 07/01/18	1,750,000	2,108,591
7.500%, due 07/01/38	500,000	646,624
Enterprise Products Operating LLC,
3.700%, due 06/01/15	1,500,000	1,593,976
ERP Operating LP, REIT,
4.750%, due 07/15/20	415,000	466,743
Exelon Generation Co. LLC,
6.250%, due 10/01/39	575,000	668,645
Express Scripts Holding Co.,
3.125%, due 05/15/16	1,675,000	1,765,939
Florida Power & Light Co.,
5.950%, due 02/01/38	595,000	792,013
Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,270,000
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17	1,200,000	1,232,910
6.625%, due 08/15/17	775,000	905,561
General Electric Capital Corp.,
2.300%, due 04/27/17	2,000,000	2,073,762
4.650%, due 10/17/21	2,000,000	2,282,072
Series A, 6.750%, due 03/15/32	800,000	1,038,987
Georgia Power Co.,
5.950%, due 02/01/39	325,000	414,962
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	850,000	1,174,231
Goldman Sachs Group, Inc.,
5.250%, due 07/27/21	2,000,000	2,279,952
5.350%, due 01/15/16	540,000	596,913
6.150%, due 04/01/18	1,275,000	1,497,829
7.500%, due 02/15/19	2,225,000	2,799,617
Halliburton Co.,
4.500%, due 11/15/41	500,000	558,186
	Face
	amount	Value

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	$800,000	$920,355
Hasbro, Inc.,
6.350%, due 03/15/40	285,000	351,978
HCP, Inc.,
6.000%, due 01/30/17	1,750,000	2,010,311
Hewlett-Packard Co.,
2.600%, due 09/15/17	2,250,000	2,191,851
6.125%, due 03/01/14	1,850,000	1,944,751
Home Depot, Inc.,
5.400%, due 03/01/16	1,845,000	2,107,758
HSBC Bank USA N.A.,
5.625%, due 08/15/35	995,000	1,130,710
Humana, Inc.,
4.625%, due 12/01/42	1,900,000	1,918,628
Hyundai Capital America,
2.125%, due 10/02/17[1]	900,000	906,444
Intel Corp.,
3.300%, due 10/01/21	900,000	954,326
International Business Machines Corp.,
4.000%, due 06/20/42	400,000	423,346
International Paper Co.,
7.500%, due 08/15/21	850,000	1,112,379
John Deere Capital Corp.,
3.150%, due 10/15/21	625,000	659,067
JPMorgan Chase & Co.,
3.150%, due 07/05/16	3,845,000	4,073,585
3.250%, due 09/23/22	925,000	952,547
3.450%, due 03/01/16	1,025,000	1,088,561
4.500%, due 01/24/22	2,500,000	2,828,093
Kerr-McGee Corp.,
7.875%, due 09/15/31	1,300,000	1,726,820
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,200,000	1,367,314
Kraft Foods Group, Inc.,
6.125%, due 08/23/18[1]	875,000	1,071,984
Kraft Foods, Inc.,
4.125%, due 02/09/16	2,600,000	2,832,713
6.500%, due 02/09/40	650,000	873,178
Kroger Co.,
6.900%, due 04/15/38	320,000	412,504
Laboratory Corp. of America Holdings,
2.200%, due 08/23/17	800,000	821,154
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18
(Escrow Lehman Brothers, Inc.)[2]	7,040,000	1,689,600
Liberty Mutual Group, Inc.,
4.950%, due 05/01/22[1]	1,000,000	1,089,887
Life Technologies Corp.,
6.000%, due 03/01/20	1,000,000	1,185,191
Lubrizol Corp.,
8.875%, due 02/01/19	1,750,000	2,441,847

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Marathon Oil Corp.,
6.600%, due 10/01/37	$475,000	$634,707
Massachusetts Mutual Life
Insurance Co.,
8.875%, due 06/01/39[1]	650,000	981,528
McKesson Corp.,
6.000%, due 03/01/41	175,000	231,149
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	3,175,000	3,827,316
Morgan Stanley,
4.875%, due 11/01/22	850,000	880,085
6.625%, due 04/01/18	2,295,000	2,704,830
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	650,000	787,523
NBCUniversal Media LLC,
4.375%, due 04/01/21	1,250,000	1,404,177
5.150%, due 04/30/20	925,000	1,096,546
News America, Inc.,
3.000%, due 09/15/22[1]	1,500,000	1,506,752
6.200%, due 12/15/34	1,000,000	1,211,148
Norfolk Southern Corp.,
3.250%, due 12/01/21	950,000	994,160
7.700%, due 05/15/17	1,100,000	1,388,469
Northrop Grumman Corp.,
3.500%, due 03/15/21	1,000,000	1,066,357
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,241,351
Oracle Corp.,
5.375%, due 07/15/40	350,000	436,389
Owens Corning,
6.500%, due 12/01/16	254,000	285,411
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	5,347,412
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	500,000	699,201
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	1,450,000	1,692,875
Petrohawk Energy Corp.,
7.250%, due 08/15/18	1,575,000	1,778,092
Philip Morris International, Inc.,
2.900%, due 11/15/21	900,000	936,025
5.650%, due 05/16/18	1,250,000	1,515,483
Phillips 66,
4.300%, due 04/01/22[1]	750,000	838,064
Plains All American Pipeline LP,
5.750%, due 01/15/20	250,000	302,175
PPL Energy Supply LLC,
4.600%, due 12/15/21	935,000	1,013,727
Principal Financial Group, Inc.,
8.875%, due 05/15/19	1,250,000	1,677,306
	Face
	amount	Value

Progress Energy, Inc.,
7.050%, due 03/15/19	$925,000	$1,162,507
Prudential Financial, Inc.,
Series C, 5.400%, due 06/13/35	500,000	542,808
Series D, 6.100%, due 06/15/17	1,710,000	2,016,974
6.625%, due 12/01/37	675,000	840,987
PSEG Power LLC,
2.750%, due 09/15/16	475,000	494,264
Qwest Corp.,
6.750%, due 12/01/21	250,000	292,992
Republic Services, Inc.,
5.250%, due 11/15/21	450,000	530,370
Reynolds American, Inc.,
3.250%, due 11/01/22	375,000	376,685
7.625%, due 06/01/16	1,525,000	1,824,530
SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	300,000	323,949
Sempra Energy,
2.875%, due 10/01/22	1,350,000	1,353,272
Southern Co.,
1.950%, due 09/01/16	1,215,000	1,252,129
Southern Copper Corp.,
6.750%, due 04/16/40	865,000	1,041,352
Southwestern Electric Power Co.,
3.550%, due 02/15/22	700,000	739,311
SunTrust Bank,
7.250%, due 03/15/18	1,480,000	1,811,336
Target Corp.,
4.000%, due 07/01/42	1,350,000	1,386,962
Time Warner Cable, Inc.,
6.750%, due 07/01/18	3,000,000	3,747,549
Time Warner, Inc.,
7.625%, due 04/15/31	1,000,000	1,376,682
Transcontinental Gas Pipe Line Co. LLC,
4.450%, due 08/01/42	400,000	409,032
United Technologies Corp.,
3.100%, due 06/01/22	350,000	370,646
4.500%, due 06/01/42	1,000,000	1,111,161
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	500,000	686,574
US Bancorp,
2.950%, due 07/15/22	700,000	707,158
Valero Energy Corp.,
7.500%, due 04/15/32	700,000	898,102
Ventas Realty LP/Ventas Capital Corp.,
3.250%, due 08/15/22	1,425,000	1,397,198
Wachovia Corp.,
5.750%, due 06/15/17	1,075,000	1,273,193
Walgreen Co.,
3.100%, due 09/15/22	650,000	655,636
Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	1,265,576

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Washington Mutual Bank,
0.000%, due 05/20/13[2,3]	$1,325,000	$13
5.500%, due 01/15/13[2,3,4]	12,075,000	1,208
Waste Management, Inc.,
7.375%, due 05/15/29	675,000	891,117
WellPoint, Inc.,
4.625%, due 05/15/42	600,000	619,690
Wells Fargo & Co.,
2.100%, due 05/08/17	3,700,000	3,825,327
3.500%, due 03/08/22	425,000	453,327
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,350,000	1,397,282
Xcel Energy, Inc.,
4.700%, due 05/15/20	1,375,000	1,607,970
Xerox Corp.,
4.500%, due 05/15/21	775,000	820,606

Total United States corporate bonds		206,873,741

Total corporate bonds
(cost $258,927,323)		257,998,779

Asset-backed security: 0.28%
United States: 0.28%
Delta Air Lines Pass Through Trust,
Series 2010-2, Class A,
4.950%, due 05/23/19
(cost $795,439)	795,439	867,028

Commercial mortgage-backed security: 0.58%
United States: 0.58%
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-LD11, Class A4,
5.812%, due 06/15/49[5]
(cost $1,692,791)	1,525,000	1,778,379

Municipal bonds: 3.92%
American Municipal Power, Inc.
Revenue Bonds,
Series B,
7.834%, due 02/15/41	500,000	705,355
Chicago Transit Authority,
Series 2008, Class B,
6.899%, due 12/01/40	500,000	600,165
Commonwealth of Massachusetts, GO,
5.456%, due 12/01/39	175,000	217,761
County of Clark NV,
Series 2009,
6.881%, due 07/01/42	1,100,000	1,270,973
	Face
	amount	Value

Illinois State Taxable Pension,
Series 2003,
5.100%, due 06/01/33	$875,000	$863,310
Los Angeles Unified School District,
Series 2010,
6.758%, due 07/01/34	1,105,000	1,462,037
Metropolitan Government of
Nashville & Davidson County
Convention Center Authority
Revenue Bonds,
6.731%, due 07/01/43	400,000	481,220
New York State Urban
Development Corp.
Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,341,936
San Diego County Water
Authority Revenue Bonds,
Series B,
6.138%, due 05/01/49	425,000	555,169
State of California, GO,
7.550%, due 04/01/39	1,950,000	2,798,211
State of Illinois, GO,
Series 2010,
4.421%, due 01/01/15	900,000	954,171
Texas Transportation Commission
Revenue Bonds,
Series B,
5.178%, due 04/01/30	215,000	259,230
University of Texas System
Revenue Bonds,
Series C,
4.794%, due 08/15/46	400,000	465,524

Total municipal bonds
(cost $10,359,411)		11,975,062

US government obligations: 2.47%
US Treasury Notes,
0.750%, due 10/31/17	3,840,000	3,852,599
1.625%, due 11/15/22	3,730,000	3,689,201

Total US government obligations
(cost $7,595,963)		7,541,800

Non-US government obligations: 2.84%
Brazil: 0.39%
Brazilian Government
International Bond,
8.875%, due 04/15/24	750,000	1,209,375

Colombia: 0.36%
Republic of Colombia,
4.375%, due 07/12/21	950,000	1,094,875

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Mexico: 0.37%
United Mexican States,
4.750%, due 03/08/44	$1,000,000	$1,130,000

Panama: 0.41%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,265,625

Peru: 0.57%
Peruvian Government
International Bond,
8.750%, due 11/21/33	1,000,000	1,737,500

Poland: 0.35%
Republic of Poland,
3.875%, due 07/16/15	1,000,000	1,070,730

South Africa: 0.39%
Republic of South Africa,
5.500%, due 03/09/20	1,000,000	1,188,750

Total Non-US government obligations
(cost $7,521,359)		8,696,855

Supranational bond: 0.31%
Inter-American Development Bank,
7.000%, due 06/15/25
(cost $900,130)	650,000	948,698

Total bonds
(cost $287,792,416)		289,806,601

	Shares	Value

Common stocks: 0.04%
Washington Mutual Funding Tranche III*[3,4]	8,300	$83
WMI Holdings Corp.*	164,345	138,050

Total common stocks
(cost $90,390)		138,133

Preferred stock: 0.04%
Ally Financial, Inc.,
7.000% (cost $100,933)[1,6]	124	121,788

Short-term investment: 3.99%
Investment company: 3.99%
UBS Cash Management
Prime Relationship Fund[7]
(cost $12,183,695)	12,183,695	12,183,695

Total investments: 98.86%
(cost $300,167,434)		302,250,217

Cash and other assets,
less liabilities: 1.14%		3,475,694

Net assets: 100.00%		$305,725,911

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $300,270,635; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$20,535,595
Gross unrealized depreciation	(18,556,013)

Net unrealized appreciation of investments	$1,979,582

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 68.

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

Futures contracts

	Expiration			Unrealized
	date	Cost	Value	appreciation

US Treasury futures buy contracts:
2 Year US Treasury Notes, 239 contracts (USD)	March 2013	$52,669,926	$52,692,031	$22,105

Interest rate swap agreement

			Payments	Payments
	Notional	Termination	made by	received by	Upfront		Unrealized
Counterparty	amount	date	the Fund[8]	the Fund[8]	payments	Value	depreciation

BB	USD 48,130,000	12/31/14	0.408%	3 month USD LIBOR	$—	$(7,335)	$(7,335)

Credit default swap on corporate issues—buy protection9

Upfront
				Payments	payments
		Notional	Termination	made by	(made)/		Unrealized
Counterparty	Referenced obligation[10]	amount	date	the Fund[8]	received	Value	depreciation

MSCI	Target Corp. bond, 5.375%, due 05/01/17	USD 3,000,000	12/20/16	1.000%	$48,209	$(83,634)	$(35,425)

Credit default swaps on corporate issues—sell protection11

					Upfront
				Payments	payments
		Notional	Termination	received by	(made)/		Unrealized	Credit
Counterparty	Referenced obligation[10]	amount	date	the Fund[8]	received	Value	appreciation	spread[12]

GSI	Deere & Co. bond,
	6.950%, due 04/25/14	USD 2,150,000	06/20/15	1.000%	$(25,064)	$44,587	$19,523	0.177%

MLI	General Electric
	Capital Corp. bond,
	5.625%, due 09/15/17	USD 2,000,000	06/20/15	1.000	87,895	19,168	107,063	0.625

MSCI	Wal-Mart Stores, Inc. bond,
	5.875%, due 04/05/27	USD 3,000,000	12/20/16	1.000	(48,209)	82,642	34,433	0.312

					$14,622	$146,397	$161,019

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$256,307,971	$1,690,808	$257,998,779

Asset-backed security	—	867,028	—	867,028

Commercial mortgage-backed securities	—	1,778,379	—	1,778,379

Municipal bonds	—	11,975,062	—	11,975,062

US government obligations	—	7,541,800	—	7,541,800

Non-US government obligations	—	8,696,855	—	8,696,855

Supranational bond	—	948,698	—	948,698

Common stocks	138,050	—	83	138,133

Preferred stock	—	121,788	—	121,788

Short-term investment	—	12,183,695	—	12,183,695

Futures contracts, net	22,105	—	—	22,105

Swap agreements, net	—	55,428	—	55,428

Total	$160,155	$300,476,704	$1,690,891	$302,327,750

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate	Common
	bonds	stocks	Total

Assets
Beginning balance	$41,500	$—	$41,500

Purchases	—	—	—

Issuances	—	0	0

Sales	(90,390)	—	(90,390)

Accrued discounts (premiums)	(3,497)	—	(3,497)

Total realized loss	(8,145,327)	—	(8,145,327)

Change in net unrealized appreciation/depreciation	8,197,714	83	8,197,797

Net transfers into Level 3[13]	1,690,808	—	1,690,808

Net transfers out of Level 3	—	—	—

Ending balance	$1,690,808	$83	$1,690,891

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2012 was $(175,917).

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2012

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $23,234,630 or 7.60% of net assets.
[2]	Security is in default.
[3]	Security is illiquid. At December 31, 2012, the value of these securities amounted to $1,304 or 0.00% of net assets.
[4]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2012, the value of these securities amounted to $1,291 or 0.00% of net assets.
[5]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[6]	This security is subject to a perpetual call and may be called in full or partially on or anytime after February 1, 2013.
[7]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$13,239,459	$305,072,492	$306,128,256	$12,183,695	$19,951

[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[10]	Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[11]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[12]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[13]	Transfers into Level 3 represent the value at the end of the period. At December 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

68	See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 11.68%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”), returned 10.92%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s outperformance versus the Index was due to an overweight to the financials sector, as well as security selection in investment grade bonds within the financials.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s duration and yield curve positioning contributed to performance, as did sector allocation and security selection.

Portfolio performance summary1
What worked

•	Sector positioning, overall, was a positive for performance.

	–	An overweight to investment grade financials was beneficial for results, as it was the strongest performing sector within the Index during the reporting period. In particular,the Fund’s overweight to US banks was rewarded, especially during the first half of the year, as their spreads[2] tightened amid strengthening fundamentals and solid demand.

	–	The Fund’s overweight to US industrials aided performance given their solid results during the reporting period.

•	Security selection of investment grade bonds within the financials sector contributed to results.

	–	Within the financials sector, our security selection of US banks was additive to performance.

	–	Security selection of European banks was also rewarded and was most pronounced during the second half of the year, as fundamentals improved. In addition, concerns regarding the European sovereign debt crisis receded given actions taken by the European Central Bank.

•	Overall, yield curve positioning was a small positive for performance.In particular, our positioning in the UK modestly benefited the Fund’s performance. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

What didn’t work

•	An underweight to European subordinated financials was a negative for results. The Fund was underweight this portion of the market due to credit concerns and their less compelling valuation versus UK and US financials. This underweight was not rewarded as European subordinated financials outperformed the Index during the reporting period.

•	Security selection of European government-related securities also detracted from performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.
[2]	“Spreads” refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	11.68%	7.21%

Barclays Global Aggregate - Corporate Index (hedged in USD)[2]	10.92	7.50

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)[1]
As of December 31, 2012
Percentage of
net assets

US Treasury Bills,
0.005%, due 02/07/13	1.9%
JPMorgan Chase & Co.,
3.250%, due 09/23/22	1.4
Comcast Corp.,
5.700%, due 07/01/19	1.2
Wachovia Corp.,
5.750%, due 02/01/18	1.2
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	1.1
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22	1.0
Bank of America Corp.,
1.500%, due 10/09/15	1.0
Banco Bilbao Vizcaya Argentaria SA,
4.250%, due 01/29/13	0.9
HSBC Holdings PLC,
6.500%, due 09/15/37	0.9
General Electric Capital Corp., Series A,
6.750%, due 03/15/32	0.9

Total	11.5%

Country exposure by issuer, top five (unaudited)[1]
As of December 31, 2012
Percentage of
net assets

United States	43.3%
United Kingdom	15.4
Netherlands	6.5
Canada	4.5
France	4.3

Total	74.0%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Air freight & logistics	0.06%
Automobiles	0.74
Beverages	2.34
Building materials	0.23
Cable TV	0.46
Capital markets	3.61
Chemicals	0.22
Commercial banks	21.72
Commercial services & supplies	1.74
Communications equipment	0.57
Computers & peripherals	0.99
Consumer finance	2.16
Diversified financial services	8.89
Diversified operations	0.61
Diversified telecommunication services	4.43
Electric utilities	7.29
Electrical equipment	0.33
Energy equipment & services	0.84
Engineering & construction	0.70
Food & staples retailing	1.43
Food products	1.13
Gas utilities	1.14
Health care equipment & supplies	0.41
Health care providers & services	0.03
Industrial conglomerates	0.13
Insurance	4.85
Internet software & services	0.21
IT services	0.22
Leisure equipment & products	0.27
Machinery	0.16
Media	3.86
Metals & mining	3.64
Miscellaneous manufacturing	0.27
Multi-utilities	0.66
Oil, gas & consumable fuels	7.98
Pharmaceuticals	1.63
Real estate investment trust (REIT)	0.26
Real estate management & development	0.22
Road & rail	0.65
Thrifts & mortgage finance	0.53
Tobacco	2.96
Transportation	0.27
Water utilities	0.47
Wireless telecommunication services	1.42

Total corporate bonds	92.73%
US government obligation	1.91

Non-US government obligation	0.41

Total bonds	95.05%

Short-term investment	3.11

Total investments	98.16%

Cash and other assets, less liabilities	1.84

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Corporate Bond Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

		Face
		amount	Value

Bonds: 95.05%
Corporate bonds: 92.73%
Australia: 3.51%
BHP Billiton Finance Ltd.,
3.250%, due 09/25/24	GBP	200,000	$322,834
Commonwealth Bank of Australia,
2.250%, due 03/16/17[1]		$1,050,000	1,098,195
3.500%, due 03/19/15[1]		450,000	475,747
National Australia Bank,
2.750%, due 03/09/17		865,000	909,897
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21		720,000	795,563
Telstra Corp. Ltd.,
4.800%, due 10/12/21[1]		150,000	175,020
Westpac Banking Corp.,
4.125%, due 05/25/18	EUR	425,000	641,599

Total Australia corporate bonds			4,418,855

Brazil: 0.38%
Vale SA,
5.625%, due 09/11/42		$440,000	477,664

Canada: 4.45%
Bank of Montreal,
2.550%, due 11/06/22		420,000	416,278
6.020%, due 05/02/18	CAD	345,000	409,363
Bank of Nova Scotia,
4.100%, due 06/08/17		510,000	552,120
Barrick Gold Corp.,
2.900%, due 05/30/16		$375,000	393,450
Canadian Imperial Bank of Commerce,
3.400%, due 01/14/16	CAD	380,000	397,909
Greater Toronto Airports Authority,
6.980%, due 10/15/32		235,000	338,526
Hydro One, Inc.,
5.360%, due 05/20/36		285,000	354,512
Royal Bank of Canada,
3.360%, due 01/11/16		225,000	235,256
3.660%, due 01/25/17		355,000	377,206
Suncor Energy, Inc.,
6.500%, due 06/15/38		$465,000	620,215
Teck Resources Ltd.,
5.400%, due 02/01/43		245,000	259,204
Toronto-Dominion Bank,
3.367%, due 11/02/20[2]	CAD	475,000	494,077
Xstrata Finance Canada Ltd.,
1.800%, due 10/23/15[1]		$165,000	165,896
2.450%, due 10/25/17[1]		580,000	585,622

Total Canada corporate bonds			5,599,634
		Face
		amount	Value

Cayman Islands: 2.01%
Hutchison Whampoa International Ltd.,
7.625%, due 04/09/19[1]		$600,000	$773,439
New York Life Funding,
5.125%, due 02/03/15	GBP	205,000	358,383
Principal Financial Global Funding II LLC,
4.500%, due 01/26/17	EUR	250,000	366,595
Transocean, Inc.,
2.500%, due 10/15/17		$430,000	434,523
6.800%, due 03/15/38		255,000	312,163
Vale Overseas Ltd.,
5.625%, due 09/15/19		250,000	284,252

Total Cayman Islands corporate bonds			2,529,355

China: 0.21%
Baidu, Inc.,
2.250%, due 11/28/17		260,000	261,612

Curacao: 0.25%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		300,000	321,070

Denmark: 0.49%
DONG Energy A/S,
4.875%, due 01/12/32	GBP	350,000	611,063

Finland: 0.36%
Teollisuuden Voima Oyj,
4.625%, due 02/04/19	EUR	300,000	448,091

France: 4.27%
Autoroutes du Sud de la France,
5.625%, due 07/04/22		300,000	495,576
AXA SA,
5.250%, due 04/16/40[2]		200,000	275,646
6.667%, due 07/06/16[2,3]	GBP	230,000	369,118
Banque PSA Finance,
3.875%, due 01/18/13	EUR	480,000	634,053
Casino Guichard Perrachon SA,
6.375%, due 04/04/13		500,000	669,224
Credit Agricole SA,
3.000%, due 10/01/17[1]		$450,000	460,827
Credit Logement SA,
1.333%, due 03/16/13[2,3]	EUR	200,000	143,640
Danone SA,
3.000%, due 06/15/22[1]		$260,000	267,157
Electricite De France,
6.950%, due 01/26/39[1]		200,000	267,430
Societe Generale SA,
2.200%, due 09/14/13[1]		560,000	563,186
Total Capital International SA,
1.550%, due 06/28/17		450,000	456,938

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
France—(Concluded)
Veolia Environnement SA,
6.750%, due 04/24/19	EUR	150,000	$251,325
Vivendi SA,
3.450%, due 01/12/18[1]		$500,000	516,333

Total France corporate bonds			5,370,453

Germany: 0.73%
Muenchener
Rueckversicherungs AG,
6.000%, due 05/26/41[2]	EUR	500,000	789,039
RWE AG,
4.625%, due 09/28/15[2,3]		100,000	134,376

Total Germany corporate bonds			923,415

Ireland: 1.26%
CRH Finance BV,
7.375%, due 05/28/14		200,000	287,527
GE Capital European Funding,
6.025%, due 03/01/38		315,000	550,758
GE Capital UK Funding,
6.000%, due 04/11/13	GBP	454,000	747,510

Total Ireland corporate bonds			1,585,795

Italy: 0.36%
Telecom Italia SpA,
6.125%, due 12/14/18	EUR	300,000	452,496

Japan: 0.52%
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.350%, due 02/23/17[1]		$500,000	520,137
Nippon Telegraph &
Telephone Corp.,
1.400%, due 07/18/17		130,000	131,573

Total Japan corporate bonds			651,710

Jersey, Channel Islands: 1.62%
ASIF III Jersey Ltd.,
4.750%, due 09/11/13	EUR	485,000	656,427
BAA Funding Ltd.,
4.375%, due 01/25/17		200,000	294,157
6.750%, due 12/03/26	GBP	275,000	586,763
Gatwick Funding Ltd.,
5.250%, due 01/23/24		150,000	274,589
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]	EUR	175,000	230,529

Total Jersey, Channel Islands corporate bonds			2,042,465
	Face
	amount		Value

Luxembourg: 1.16%
ArcelorMittal,
9.000%, due 02/15/15		$475,000	$528,596
Enel Finance International SA,
6.000%, due 10/07/39[1]		300,000	290,504
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	380,000	636,433

Total Luxembourg corporate bonds			1,455,533

Mexico: 0.77%
America Movil SAB de CV,
3.625%, due 03/30/15		$550,000	583,168
5.000%, due 03/30/20		330,000	383,946

Total Mexico corporate bonds			967,114

Netherlands: 6.53%
ABN Amro Bank NV,
4.875%, due 01/16/19	GBP	390,000	712,055
Alliander Finance BV,
5.500%, due 04/20/16	EUR	180,000	274,638
Allianz Finance II BV,
4.375%, due 02/17/17[2,3]		325,000	428,949
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22		$1,190,000	1,280,587
Deutsche Telekom International
Finance BV,
6.500%, due 04/08/22	GBP	100,000	203,424
E.ON International Finance BV,
5.125%, due 05/07/13	EUR	156,000	209,135
6.000%, due 10/30/19	GBP	150,000	297,735
EDP Finance BV,
3.250%, due 03/16/15	EUR	350,000	462,075
Heineken NV,
2.750%, due 04/01/23[1]		$195,000	191,468
3.400%, due 04/01/22[1]		190,000	198,183
ING Bank NV,
3.750%, due 03/07/17[1]		580,000	616,407
6.125%, due 05/29/23[2]	EUR	200,000	287,729
Petrobras Global Finance BV,
3.250%, due 04/01/19		150,000	204,922
Rabobank Nederland NV,
3.950%, due 11/09/22		$350,000	358,412
Repsol International Finance BV,
4.250%, due 02/12/16	EUR	300,000	421,803
4.750%, due 02/16/17		150,000	215,986
Royal Bank of Scotland NV,
1.011%, due 03/09/15[2]		$250,000	236,862
RWE Finance BV,
4.750%, due 01/31/34	GBP	100,000	172,622
Scotland International Finance BV,
4.250%, due 05/23/13[1]		$370,000	372,738

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Siemens Financieringsmaatschappij NV,
6.125%, due 09/14/66[2]	GBP	192,000	$342,878
TenneT Holding BV,
6.655%, due 06/01/17[2,3]	EUR	200,000	284,449
Volkswagen International
Finance NV,
2.125%, due 01/19/15		320,000	433,545

Total Netherlands corporate bonds			8,206,602

Norway: 0.61%
DNB Bank ASA,
3.200%, due 04/03/17[1]		$450,000	479,277
Statoil ASA,
3.125%, due 08/17/17		260,000	282,975

Total Norway corporate bonds			762,252

Qatar: 0.51%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		600,000	643,200

South Korea: 0.36%
GS Caltex Corp.,
5.500%, due 04/24/17[4]		400,000	449,600

Spain: 3.14%
Banco Bilbao Vizcaya
Argentaria SA,
4.250%, due 01/29/13	EUR	900,000	1,190,508
Banco Santander SA,
4.375%, due 03/16/15		400,000	546,998
BBVA US Senior SAU,
4.664%, due 10/09/15		$300,000	307,595
Gas Natural Capital Markets SA,
5.250%, due 07/09/14	EUR	150,000	208,774
Santander International Debt SAU,
3.381%, due 12/01/15		400,000	531,525
Santander US Debt SAU,
2.991%, due 10/07/13[1]		$200,000	200,338
2.991%, due 10/07/13[4]		100,000	100,169
Telefonica Emisiones SAU,
4.797%, due 02/21/18	EUR	600,000	864,434

Total Spain corporate bonds			3,950,341

Sweden: 2.07%
Nordea Bank AB,
3.125%, due 03/20/17[1]		$370,000	393,995
6.250%, due 09/10/18[2]	EUR	300,000	407,795
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$500,000	587,560
	Face
	amount		Value

Swedbank Hypotek AB,
2.375%, due 04/05/17[1]		$630,000	$659,862
Telefonaktiebolaget LM Ericsson,
4.125%, due 05/15/22		350,000	363,753
Vattenfall AB,
4.125%, due 03/18/13	EUR	145,000	192,850

Total Sweden corporate bonds			2,605,815

Switzerland: 0.36%
Credit Suisse AG,
1.625%, due 03/06/15[1]		$440,000	448,186

United Kingdom: 15.44%
Abbey National Treasury
Services PLC,
3.875%, due 11/10/14[1]		500,000	518,804
Anglo American Capital PLC,
2.625%, due 09/27/17[1]		300,000	306,158
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	400,000	512,232
5.250%, due 10/02/23[2]		290,000	384,317
B.A.T. International Finance,
3.250%, due 06/07/22[1]		$695,000	724,426
Barclays Bank PLC,
2.250%, due 05/10/17[1]		460,000	474,559
4.875%, due 12/15/14[2,3]	EUR	380,000	386,217
5.750%, due 08/17/21	GBP	205,000	403,279
BG Energy Capital PLC,
5.125%, due 12/07/17[4]		100,000	186,711
BP Capital Markets PLC,
3.245%, due 05/06/22		$125,000	131,688
3.561%, due 11/01/21		100,000	108,059
3.875%, due 03/10/15		250,000	266,337
Brambles Finance PLC,
4.625%, due 04/20/18	EUR	200,000	304,222
British Telecommunications PLC,
8.500%, due 12/07/16	GBP	295,000	595,078
Everything Everywhere
Finance PLC,
4.375%, due 03/28/19		170,000	286,157
FCE Bank PLC,
7.125%, due 01/15/13	EUR	700,000	925,910
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17		$310,000	314,507
HSBC Holdings PLC,
5.100%, due 04/05/21		285,000	336,551
6.250%, due 03/19/18	EUR	350,000	553,858
6.500%, due 09/15/37		$950,000	1,185,780
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18	EUR	600,000	904,761
9.000%, due 02/17/22	GBP	155,000	357,055
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	200,000	279,565

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Lloyds TSB Bank PLC,
1.015%, due 07/11/16[2]	EUR	200,000	$239,589
6.500%, due 03/24/20		200,000	301,529
National Express Group PLC,
6.250%, due 01/13/17	GBP	100,000	180,655
National Grid Electricity
Transmission PLC,
4.000%, due 06/08/27[4]		220,000	366,260
Royal Bank of Scotland PLC,
3.400%, due 08/23/13		$760,000	771,278
4.875%, due 03/16/15		100,000	107,408
5.375%, due 09/30/19	EUR	225,000	354,349
Scottish & Southern Energy PLC,
5.453%, due 10/01/15[2,3]	GBP	134,000	226,928
SSE PLC,
6.125%, due 07/29/13	EUR	500,000	680,823
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$350,000	369,114
3.850%, due 04/27/15[4]		230,000	242,560
4.125%, due 01/18/19	EUR	330,000	498,215
Tesco PLC,
6.125%, due 02/24/22	GBP	320,000	629,520
Tesco Property Finance 4 PLC,
5.801%, due 10/13/40[4]		149,158	265,973
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37		320,000	583,918
Virgin Media Secured Finance PLC,
7.000%, due 01/15/18		330,000	580,411
Vodafone Group PLC,
5.750%, due 03/15/16		$290,000	331,631
6.150%, due 02/27/37		155,000	205,015
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16	GBP	500,000	901,776
Western Power Distribution
East Midlands PLC,
5.250%, due 01/17/23		175,000	330,224
Western Power Distribution
West Midlands PLC,
5.750%, due 04/16/32		150,000	288,047
WPP PLC,
6.625%, due 05/12/16	EUR	330,000	509,197

Total United Kingdom corporate bonds			19,410,651

United States: 41.36%
ABB Finance USA, Inc.,
2.875%, due 05/08/22		$410,000	419,775
Abbott Laboratories,
6.000%, due 04/01/39		80,000	108,672
	Face
	amount		Value

AbbVie, Inc.,
2.900%, due 11/06/22[1]		$430,000	$437,903
4.400%, due 11/06/42[1]		240,000	255,152
Alcoa, Inc.,
6.150%, due 08/15/20		410,000	447,779
Alltel Corp.,
7.875%, due 07/01/32		250,000	391,993
Altria Group, Inc.,
4.250%, due 08/09/42		780,000	756,441
4.750%, due 05/05/21		530,000	600,635
American Honda Finance Corp.,
3.875%, due 09/16/14	EUR	200,000	278,449
Anadarko Petroleum Corp.,
6.375%, due 09/15/17		$580,000	692,807
Anheuser-Busch InBev
Worldwide, Inc.,
2.500%, due 07/15/22		610,000	613,819
3.750%, due 07/15/42		315,000	316,456
Apache Corp.,
4.250%, due 01/15/44		110,000	112,384
4.750%, due 04/15/43		390,000	424,557
AT&T, Inc.,
5.550%, due 08/15/41		820,000	984,102
Bank of America Corp.,
1.500%, due 10/09/15		1,250,000	1,256,391
5.650%, due 05/01/18		695,000	808,593
5.875%, due 02/07/42		245,000	305,659
BB&T Corp.,
1.600%, due 08/15/17		210,000	212,522
Boston Scientific Corp.,
6.000%, due 01/15/20		440,000	513,239
Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21		600,000	645,733
Cameron International Corp.,
6.375%, due 07/15/18		250,000	302,414
Capital One Financial Corp.,
1.000%, due 11/06/15		220,000	219,257
Cargill, Inc.,
3.250%, due 11/15/21[1]		100,000	103,541
Chevron Corp.,
2.355%, due 12/05/22		140,000	140,230
Citigroup, Inc.,
0.851%, due 05/31/17[2]	EUR	350,000	427,374
5.500%, due 02/15/17		$320,000	354,731
6.000%, due 08/15/17		935,000	1,101,567
Comcast Corp.,
5.700%, due 07/01/19		1,275,000	1,553,512
ConocoPhillips,
4.600%, due 01/15/15		400,000	432,278
Daimler Finance North America LLC,
2.250%, due 07/31/19[1]		500,000	503,783
Dell, Inc.,
5.400%, due 09/10/40		320,000	325,810

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
DIRECTV Holdings LLC,
2.400%, due 03/15/17		$795,000	$814,332
5.000%, due 03/01/21		500,000	560,890
Dow Chemical Co.,
5.900%, due 02/15/15		250,000	275,807
Duke Energy Corp.,
3.050%, due 08/15/22		420,000	427,511
Eaton Corp.,
2.750%, due 11/02/22[1]		200,000	199,383
Energy Transfer Partners LP,
6.050%, due 06/01/41		195,000	221,859
9.000%, due 04/15/19		141,000	185,921
9.700%, due 03/15/19		135,000	181,848
Enterprise Products Operating LLC,
3.200%, due 02/01/16		280,000	295,858
3.700%, due 06/01/15		140,000	148,771
4.850%, due 08/15/42		300,000	322,006
Series I, 5.000%, due 03/01/15		125,000	135,238
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]		275,000	304,668
ERP Operating LP, REIT,
5.750%, due 06/15/17		280,000	330,303
FedEx Corp.,
3.875%, due 08/01/42		80,000	78,218
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21		150,000	171,678
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17		675,000	693,512
General Electric Capital Corp.,
1.000%, due 12/11/15		580,000	582,334
6.000%, due 08/07/19		710,000	863,760
Series A, 6.750%, due 03/15/32		895,000	1,162,367
General Electric Co.,
4.125%, due 10/09/42		155,000	159,440
Georgia Power Co.,
0.750%, due 08/10/15		260,000	260,730
5.400%, due 06/01/40		255,000	305,751
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		135,000	186,495
Goldman Sachs Group, Inc.,
3.300%, due 05/03/15		360,000	375,213
4.375%, due 03/16/17	EUR	950,000	1,372,110
5.125%, due 04/24/13		40,000	53,511
5.750%, due 01/24/22		$430,000	508,351
Hartford Financial Services
Group, Inc.,
4.000%, due 10/15/17		320,000	349,569
Hasbro, Inc.,
6.350%, due 03/15/40		275,000	339,628
	Face
	amount		Value

Hewlett-Packard Co.,
2.625%, due 12/09/14		$470,000	$475,531
Humana, Inc.,
4.625%, due 12/01/42		35,000	35,343
Indiana Michigan Power Co.,
7.000%, due 03/15/19		195,000	246,430
Jersey Central Power & Light Co.,
6.150%, due 06/01/37		140,000	175,844
JPMorgan Chase & Co.,
2.000%, due 08/15/17		280,000	286,019
3.250%, due 09/23/22		1,750,000	1,802,117
Kellogg Co.,
1.875%, due 11/17/16		300,000	308,144
Kinder Morgan Energy Partners LP,
6.950%, due 01/15/38		405,000	532,925
Kraft Foods Group, Inc.,
5.000%, due 06/04/42[1]		350,000	393,575
Kraft Foods, Inc.,
5.375%, due 02/10/20		293,000	353,727
Lorillard Tobacco Co.,
2.300%, due 08/21/17		110,000	111,228
MassMutual Global Funding II,
2.000%, due 04/05/17[1]		300,000	309,092
Merck & Co., Inc.,
6.550%, due 09/15/37		255,000	365,441
MetLife, Inc.,
5.250%, due 06/29/20	GBP	380,000	717,303
Morgan Stanley,
4.750%, due 03/22/17		$825,000	900,043
6.375%, due 07/24/42		190,000	222,738
Motorola Solutions, Inc.,
6.000%, due 11/15/17		300,000	352,240
NetApp, Inc.,
2.000%, due 12/15/17		440,000	438,432
News America, Inc.,
6.200%, due 12/15/34		190,000	230,118
Novartis Capital Corp.,
3.700%, due 09/21/42		65,000	64,718
NuStar Logistics LP,
7.900%, due 04/15/18		270,000	305,184
Oncor Electric Delivery Co. LLC,
6.375%, due 01/15/15		175,000	193,133
ONEOK Partners LP,
8.625%, due 03/01/19		125,000	165,968
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		160,000	206,144
PacifiCorp,
6.000%, due 01/15/39		385,000	510,806
Pemex Project Funding
Master Trust,
5.500%, due 02/24/25[4]	EUR	450,000	682,177

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount		Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
PepsiCo, Inc.,
1.250%, due 08/13/17		$620,000	$622,329
2.500%, due 11/01/22	GBP	160,000	258,750
Philip Morris International, Inc.,
4.500%, due 03/20/42		$470,000	510,765
Phillips 66,
4.300%, due 04/01/22[1]		520,000	581,058
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		150,000	204,246
Principal Financial Group, Inc.,
3.300%, due 09/15/22		185,000	187,669
Prudential Financial, Inc.,
4.500%, due 11/15/20		710,000	792,758
Qwest Corp.,
6.750%, due 12/01/21		150,000	175,795
Republic Services, Inc.,
5.250%, due 11/15/21		725,000	854,485
Reynolds American, Inc.,
3.250%, due 11/01/22		90,000	90,405
6.750%, due 06/15/17		470,000	567,580
SABMiller Holdings, Inc.,
2.450%, due 01/15/17[1]		700,000	729,677
Sempra Energy,
6.000%, due 10/15/39		250,000	316,069
SLM Corp.,
6.250%, due 01/25/16		560,000	609,000
Southwestern Electric Power Co.,
6.200%, due 03/15/40		350,000	438,028
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]		260,000	257,643
Time Warner Cable, Inc.,
4.000%, due 09/01/21		845,000	927,527
6.750%, due 06/15/39		190,000	240,991
US Bancorp,
2.950%, due 07/15/22		470,000	474,806
Valero Energy Corp.,
6.625%, due 06/15/37		550,000	677,623
Verizon Communications, Inc.,
3.500%, due 11/01/21		300,000	328,205
4.750%, due 11/01/41		280,000	317,598
Virginia Electric and Power Co.,
6.000%, due 05/15/37		200,000	262,865
	Face
	amount		Value

Wachovia Corp.,
5.750%, due 02/01/18		$1,245,000	$1,491,562
Walgreen Co.,
3.100%, due 09/15/22		240,000	242,081
Waste Management, Inc.,
6.125%, due 11/30/39		125,000	158,249
7.375%, due 03/11/19		300,000	381,466
WEA Finance LLC,
5.750%, due 09/02/15[1]		250,000	279,115
Western Union Co.,
2.875%, due 12/10/17		280,000	277,437
Xcel Energy, Inc.,
4.700%, due 05/15/20		165,000	192,956
4.800%, due 09/15/41		220,000	246,871

Total United States corporate bonds			51,994,649

Total corporate bonds
(cost $109,754,729)			116,587,621

US government obligation: 1.91%
US Treasury Bills,
0.005%, due 02/07/13[5]
(cost $2,399,988)		2,400,000	2,399,988

Non-US government obligation: 0.41%
Germany: 0.41%
Kreditanstalt fuer Wiederaufbau,
2.050%, due 02/16/26
(cost $508,728)	JPY	41,000,000	521,277

Total bonds
(cost $112,663,445)			119,508,886

	Shares

Short-term investment: 3.11%
Investment company: 3.11%
UBS Cash Management Prime
Relationship Fund[6]
(cost $3,905,258)		3,905,258	3,905,258

Total investments: 98.16%
(cost $116,568,703)			123,414,144

Cash and other assets,
less liabilities: 1.84%			2,312,071

Net assets: 100.00%			$125,726,215

77

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $116,616,295; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$7,048,239
Gross unrealized depreciation	(250,390)

Net unrealized appreciation of investments	$6,797,849

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 81.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

CSI	EUR	18,175,000	USD	23,510,398	03/05/13	$(492,470)

CSI	GBP	8,945,000	USD	14,315,041	03/05/13	(213,014)

JPMCB	CAD	3,220,000	USD	3,233,425	03/05/13	404

JPMCB	EUR	1,790,000	USD	2,356,306	03/05/13	(7,663)

JPMCB	GBP	135,000	USD	216,851	03/05/13	(2,410)

JPMCB	JPY	41,900,000	USD	512,413	03/05/13	28,541

JPMCB	USD	1,533,873	EUR	1,180,000	03/05/13	24,498

JPMCB	USD	1,431,526	GBP	890,000	03/05/13	13,971

Net unrealized depreciation on forward foreign currency contracts						$(648,143)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
5 Year US Treasury Notes, 6 contracts (USD)	March 2013	$747,617	$746,484	$(1,133)

US Treasury futures sell contracts:
US Ultra Bond Futures, 6 contracts (USD)	March 2013	(970,680)	(975,562)	(4,882)

10 Year US Treasury Notes, 94 contracts (USD)	March 2013	(12,553,009)	(12,481,437)	71,572

Interest rate futures buy contracts:
Australian Government 10 Year Bond, 31 contracts (AUD)	March 2013	4,013,021	3,969,864	(43,157)

Euro-Bobl, 32 contracts (EUR)	March 2013	5,360,385	5,398,912	38,527

Euro-Bund, 16 contracts (EUR)	March 2013	3,044,133	3,075,800	31,667

Interest rate futures sell contracts:
Euro-Buxl, 2 contracts (EUR)	March 2013	(350,386)	(361,508)	(11,122)

Long Gilt, 7 contracts (GBP)	March 2013	(1,349,201)	(1,352,257)	(3,056)

Net unrealized appreciation on futures contracts				$78,416

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

Credit default swaps on corporate issues—buy protection7

						Upfront
					Payments	payments		Unrealized
		Notional		Termination	made by	(made)/		appreciation/
Counterparty	Referenced obligation[8]	amount		date	the Fund[9]	received	Value	(depreciation)

BB	Next PLC bond,
	5.375% due 10/26/21	EUR	240,000	03/20/18	1.000%	$(2,736)	$814	$(1,922)

BB	Solvay SA bond,
	4.625% due 06/27/18	EUR	245,000	06/20/17	1.000	(5,044)	397	(4,647)

BB	Quest Diagnostics,
	Inc. bond,
	6.950% due 07/01/37	USD	310,000	03/20/17	1.000	2,108	(4,036)	(1,928)

CITI	Imperial Tobacco Group
	PLC bond,
	6.25% due 12/04/18	EUR	730,000	03/20/18	1.000	(1,902)	(809)	(2,711)

CSI	Lloyds TSB Bank PLC bond,
	3.375% due 4/20/15	EUR	500,000	12/20/17	3.000	47,876	(55,137)	(7,261)

CSI	Cox Communications,
	Inc. bond,
	6.800% due 08/01/28	USD	310,000	06/20/17	1.000	7,496	(9,597)	(2,101)

DB	Quest Diagnostics,
	Inc. bond,
	6.950% due 07/01/37	USD	315,000	03/20/17	1.000	2,014	(4,101)	(2,087)

GSI	Solvay SA bond,
	4.625% due 06/27/18	EUR	245,000	06/20/17	1.000	(5,175)	397	(4,778)

GSI	ConAgra Foods, Inc. bond,
	7.000% due 10/01/28	USD	305,000	03/20/17	1.000	5,211	(3,613)	1,598

GSI	Cox Communications,
	Inc. bond,
	6.800% due 08/01/28	USD	310,000	06/20/17	1.000	6,304	(9,271)	(2,967)

JPMCB	Bayer AG bond,
	5.625% due 05/23/18	EUR	520,000	03/20/18	1.000	11,496	(15,701)	(4,205)

JPMCB	Compagnie Financiere
	Michelin bond,
	8.625% due 04/24/14	EUR	525,000	09/20/16	1.000	(25,018)	(4,259)	(29,277)

JPMCB	Volkswagen International
	Finance NV bond,
	5.375% due 05/22/18	EUR	540,000	12/20/16	1.000	(17,336)	(8,953)	(26,289)

JPMCB	Banco Santander SA bond,
	0.000% due 08/09/13	EUR	550,000	12/20/16	3.000	(20,923)	(16,204)	(37,127)

JPMCB	Computer Sciences
	Corp. bond,
	6.500% due 03/15/18	USD	865,000	03/20/14	1.000	7,393	(7,961)	(568)

						$11,764	$(138,034)	$(126,270)

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

Credit default swaps on corporate issues—sell protection10

					Payments	Upfront
					received	payments		Unrealized
		Notional		Termination	by the	(made)/		appreciation/	Credit
Counterparty	Referenced obligation[8]	amount		date	Fund[9]	received	Value	(depreciation)	spread[11]

BB	Tesco PLC bond,
	6.000% due 12/14/29	EUR	240,000	03/20/18	1.000%	$459	$1,487	$1,946	0.914%

BB	Deutsche Telekom
	International Finance BV bond,
	6.000% due 01/20/17	EUR	540,000	12/20/16	1.000	3,500	7,859	11,359	0.727

BB	RWE AG bond,
	5.750% due 02/14/33	EUR	740,000	06/20/17	1.000	2,930	10,421	13,351	0.765

BB	Pfizer, Inc. bond,
	4.650% due 03/01/18	USD	310,000	03/20/17	1.000	(2,108)	7,659	5,551	0.417

CSI	Barclays Bank PLC bond,
	0.000%, due 10/27/15	EUR	500,000	12/20/17	1.000	10,636	(9,101)	1,535	1.294

DB	Electricite De France bond,
	5.625% due 02/21/33	EUR	270,000	12/20/16	1.000	3,626	2,444	6,070	0.833

DB	Pfizer, Inc. bond,
	4.650% due 03/01/18	USD	315,000	03/20/17	1.000	(2,014)	7,783	5,769	0.417

GSI	France Telecom SA bond,
	5.625% due 05/22/18	EUR	270,000	12/20/16	1.000	3,051	1,506	4,557	0.900

GSI	Procter & Gamble Co. bond,
	4.950% due 08/15/14	USD	305,000	03/20/17	1.000	(5,844)	8,638	2,794	0.332

GSI	Xerox Corp. bond,
	6.350% due 05/15/18	USD	325,000	06/20/17	1.000	15,658	(18,112)	(2,454)	2.329

JPMCB	Linde Finance BV bond,
	5.875% due 04/24/23	EUR	520,000	03/20/18	1.000	(12,872)	15,478	2,606	0.567

JPMCB	Xerox Corp. bond,
	6.350% due 05/15/18	USD	325,000	06/20/17	1.000	15,410	(18,112)	(2,702)	2.329

JPMCB	Computer Sciences
	Corp. bond,
	6.500% due 03/15/18	USD	580,000	03/20/16	1.000	9,465	4,276	13,741	0.779

						$41,897	$22,226	$64,123

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$116,587,621	$—	$116,587,621

US government obligation	—	2,399,988	—	2,399,988

Non-US government obligation	—	521,277	—	521,277

Short-term investment	—	3,905,258	—	3,905,258

Forward foreign currency contracts, net	—	(648,143)	—	(648,143)

Futures contracts, net	78,416	—	—	78,416

Swap agreements, net	—	(115,808)	—	(115,808)

Total	$78,416	$122,650,193	$—	$122,728,609

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2012

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $17,698,358 or 14.08% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $2,293,450 or 1.82% of net assets.
[5]	Rate shown is the discount rate at date of purchase.
[6]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$5,244,474	$84,375,563	$85,714,779	$3,905,258	$7,115

[7]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[9]	Payments made or received are based on the notional amount.
[10]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[11]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.	81

UBS High Yield Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS High Yield Relationship Fund (the “Fund”) returned 14.69%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 15.40% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund, to a limited extent, utilized certain interest rate derivatives during the reporting period to manage its duration and yield curve exposure. To a lesser extent, the Fund utilized total return swaps on a high yield index to cost-effectively adjust its exposure to the high yield bond market. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s shorter than the Index duration positioning for the year as a whole was not rewarded.

Although the Fund generated a double-digit absolute return during the reporting period, it modestly lagged the Index. While security selection contributed to performance, this result was offset by subsector allocation, quality bias and duration positioning.

Portfolio performance summary1
What worked

•	Security selection was the largest contributor to results during the reporting period.

	–	Our holdings in the telecommunication, gaming, insurance, healthcare and energy sectors were beneficial for performance.

	–	A small out-of-index allocation to commercial mortgage-backed securities during a portion of the reporting period was rewarded.

•	The Fund’s positioning in several sectors contributed to performance.

	–	In particular, overweights to the gaming, insurance and chemical sectors were positive contributors to results during the reporting period, as they all outperformed the Index.

	–	Tactically managing the Fund’s allocation to the telecommunications sector was a positive for results.

What didn’t work

•	Overall, sector positioning detracted from results.

	–	An underweight to financials, especially lower exposures to banks and diversified financials, was detrimental to performance.

	–	An underweight to homebuilders was a drag on results, as there were signs that the housing market was improving following its lengthy decline.

	–	Underweights to building materials and utilities were not rewarded, as they, at times, outperformed the Index during the reporting period.

1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS High Yield Relationship Fund

•	The Fund’s positioning from a quality perspective detracted from results. Late in the reporting period, we increased the Fund’s exposure to bonds rated CCC[2] and below, moving from an underweight to more of a neutral position versus the benchmark. This adjustment was made as high yield fundamentals remained solid and risk in Europe became less pronounced. In addition, we expected demand for high yield bonds to remain robust given continued policy accommodation by the Federal Reserve Board and the European Central Bank. However, for the year as a whole, the Fund’s higher quality bias was a drag on results, as bonds rated CCC and below underperformed higher rated B3 and BB4 securities.

•	Issue selection in the services and banks/thrifts sectors was negative for performance during the reporting period.

•	Duration positioning detracted from results. During the first half of the reporting period, the Fund’s duration in the US was shorter than that of the Index, as we believed that US yields would move higher. The duration positioning detracted from results, as US Treasury yields declined during the first half of the year while economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

2	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.
3	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
4	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	10 years

UBS High Yield Relationship Fund	14.69%	7.46%	8.74%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	15.40	10.01	10.21

1	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of December 31, 2012
Percentage of
net assets

DISH DBS Corp.,
7.875%, due 09/01/19	1.0%
MGM Resorts International,
10.000%, due 11/01/16	1.0
Ally Financial, Inc.,
8.000%, due 03/15/20	0.9
CIT Group, Inc.,
5.500%, due 02/15/19	0.9
Intelsat Luxembourg SA,
11.250%, due 02/04/17	0.8
International Lease Finance Corp.,
7.125%, due 09/01/18	0.8
Murray Energy Corp.,
10.250%, due 10/15/15	0.7
El Paso Corp.,
7.750%, due 01/15/32	0.7
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	0.7
NRG Energy, Inc.,
8.250%, due 09/01/20	0.7

Total	8.2%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Aerospace	0.75%
Automotive & auto parts distributors	1.40
Banks & thrifts	4.25
Broadcasting	0.33
Building materials	0.95
Cable TV	3.66
Capital goods	0.55
Chemicals	2.37
Consumer products	0.15
Containers	2.85
Diversified financial services	3.18
Diversified media	0.66
Electric utilities	3.65
Energy	14.15
Entertainment/film	0.40
Environmental	0.14
Food & drug retail	1.26
Food/beverage/tobacco	0.80
Gaming	4.66
Healthcare	6.06
Homebuilders/real estate	1.65
Hotel	0.46
Insurance	0.76
Leisure	0.48
Machinery	0.59
Metals/mining	3.03
Paper	0.48
Publishing/printing	0.59
Services	3.11
Steels	1.09
Super retail index	2.16
Technology	4.19
Telecommunications	8.53
Transportation excluding air/rail	0.23

Total corporate bonds	79.57%

Commercial mortgage-backed securities	0.40

Total bonds	79.97%

Short-term investment	18.24

Total investments	98.21%

Cash and other assets, less liabilities	1.79

Net assets	100.00%

1	Figures represent the direct investments of UBS High Yield Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds: 79.97%
Corporate bonds: 79.57%
Australia: 0.59%
FMG Resources August 2006 Pty Ltd.,
7.000%, due 11/01/15[1]	$1,025,000	$1,076,250
8.250%, due 11/01/19[1]	200,000	213,000

Total Australia corporate bonds		1,289,250

Canada: 1.86%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	378,675
7.750%, due 03/15/20[1]	261,000	296,235
CHC Helicopter SA,
9.250%, due 10/15/20	150,000	157,875
Inmet Mining Corp.,
7.500%, due 06/01/21[1]	325,000	337,187
8.750%, due 06/01/20[1]	275,000	300,437
Nova Chemicals Corp.,
8.625%, due 11/01/19	925,000	1,049,875
Novelis, Inc.,
8.375%, due 12/15/17	475,000	523,688
PetroBakken Energy Ltd.,
8.625%, due 02/01/20[1]	750,000	761,250
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	250,000	283,750

Total Canada corporate bonds		4,088,972

Cayman Islands: 2.15%
Offshore Group Investment Ltd.,
7.500%, due 11/01/19[1]	1,575,000	1,590,750
11.500%, due 08/01/15	214,000	233,260
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	481,500
Seagate HDD Cayman,
7.000%, due 11/01/21	750,000	804,375
7.750%, due 12/15/18	515,000	565,856
UPCB Finance V Ltd.,
7.250%, due 11/15/21[1]	950,000	1,045,000

Total Cayman Islands corporate bonds		4,720,741

France: 0.27%
Cie Generale de Geophysique-Veritas,
7.750%, due 05/15/17	580,000	603,200

Ireland: 0.72%
Ardagh Packaging Finance PLC,
9.125%, due 10/15/20[1]	350,000	381,500
Nara Cable Funding Ltd.,
8.875%, due 12/01/18[1]	600,000	610,500
Ono Finance II PLC,
10.875%, due 07/15/19[1]	625,000	596,875

Total Ireland corporate bonds		1,588,875
	Face
	amount	Value

Italy: 0.58%
Wind Acquisition Finance SA,
7.250%, due 02/15/18[1]	$416,000	$421,200
11.750%, due 07/15/17[1]	819,000	857,903

Total Italy corporate bonds		1,279,103

Luxembourg: 2.78%
ArcelorMittal,
4.250%, due 08/05/15	275,000	277,770
6.750%, due 02/25/22	650,000	682,185
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	600,000	661,500
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	423,000	442,035
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]	800,000	868,000
7.250%, due 10/15/20	1,250,000	1,359,375
Intelsat Luxembourg SA,
11.250%, due 02/04/17	1,715,000	1,813,613

Total Luxembourg corporate bonds		6,104,478

Netherlands: 0.28%
LyondellBasell Industries NV,
6.000%, due 11/15/21	525,000	615,563

Norway: 0.14%
Eksportfinans ASA,
3.000%, due 11/17/14	315,000	312,500

United Kingdom: 1.87%
Algeco Scotsman Global Finance PLC,
10.750%, due 10/15/19[1]	750,000	738,750
Hanson Ltd.,
6.125%, due 08/15/16	375,000	411,563
HBOS PLC,
6.750%, due 05/21/18[1]	650,000	699,562
Ineos Finance PLC,
9.000%, due 05/15/15[1]	350,000	371,875
Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	544,000	541,280
Lloyds Banking Group PLC,
6.413%, due 10/01/35[1,2,3]	350,000	306,250
Royal Bank of Scotland Group PLC,
6.125%, due 12/15/22	975,000	1,029,095

Total United Kingdom corporate bonds		4,098,375

United States: 68.33%
AES Corp.,
8.000%, due 10/15/17	235,000	271,425
8.000%, due 06/01/20	600,000	690,000
Air Medical Group Holdings, Inc.,
9.250%, due 11/01/18	445,000	491,725
Ally Financial, Inc.,
5.500%, due 02/15/17	575,000	615,114

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
8.000%, due 03/15/20	$1,700,000	$2,082,500
8.000%, due 11/01/31	725,000	918,031
8.300%, due 02/12/15	725,000	807,469
Alta Mesa Holdings,
9.625%, due 10/15/18	275,000	283,250
AMC Entertainment, Inc.,
8.750%, due 06/01/19	620,000	686,650
9.750%, due 12/01/20	175,000	202,125
American Axle & Manufacturing, Inc.,
6.625%, due 10/15/22	870,000	883,050
American International Group, Inc.,
6.250%, due 03/15/37	550,000	587,125
AmeriGas Finance LLC,
6.750%, due 05/20/20	600,000	658,500
Antero Resources Finance Corp.,
6.000%, due 12/01/20[1]	500,000	506,250
Arch Coal, Inc.,
8.750%, due 08/01/16	600,000	624,000
9.875%, due 06/15/19[1]	200,000	208,000
Ashland, Inc.,
9.125%, due 06/01/17	295,000	316,019
Atlas Pipeline Partners LP,
8.750%, due 06/15/18	475,000	505,875
Atwood Oceanics, Inc.,
6.500%, due 02/01/20	135,000	145,125
Avis Budget Car Rental LLC,
9.625%, due 03/15/18	380,000	423,700
Bank of America Corp.,
5.650%, due 05/01/18	770,000	895,851
BE Aerospace, Inc.,
6.875%, due 10/01/20	270,000	300,375
Berry Petroleum Co.,
6.750%, due 11/01/20	650,000	698,750
Boise Paper Holdings LLC,
9.000%, due 11/01/17	280,000	305,900
Boyd Gaming Corp.,
9.125%, due 12/01/18	595,000	606,900
BreitBurn Energy Partners LP,
7.875%, due 04/15/22[1]	500,000	518,750
Brocade Communications Systems, Inc.,
6.875%, due 01/15/20	300,000	323,250
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19	625,000	675,000
Cablevision Systems Corp.,
8.625%, due 09/15/17	880,000	1,026,300
Caesars Entertainment
Operating Co., Inc.,
5.625%, due 06/01/15	915,000	800,625
10.000%, due 12/15/15	1,050,000	929,250
10.000%, due 12/15/18	1,175,000	778,437
	Face
	amount	Value

Calpine Construction Finance Co. LP,
8.000%, due 06/01/16[1]	$1,235,000	$1,312,187
Calpine Corp.,
7.250%, due 10/15/17[1]	300,000	319,500
7.875%, due 07/31/20[1]	775,000	869,937
Capella Healthcare, Inc.,
9.250%, due 07/01/17	240,000	257,400
Case New Holland, Inc.,
7.875%, due 12/01/17	550,000	650,375
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	215,000	236,500
CCO Holdings LLC,
8.125%, due 04/30/20	1,375,000	1,540,000
CDW Finance Corp.,
8.500%, due 04/01/19	365,000	395,112
12.535%, due 10/12/17	474,000	506,587
Celanese US Holdings LLC,
4.625%, due 11/15/22	175,000	183,312
5.875%, due 06/15/21	440,000	492,800
6.625%, due 10/15/18	315,000	346,500
CenturyLink, Inc.,
6.450%, due 06/15/21	775,000	856,374
7.600%, due 09/15/39	275,000	285,451
Ceridian Corp.,
11.250%, due 11/15/15	710,000	710,000
Chesapeake Energy Corp.,
9.500%, due 02/15/15	405,000	457,650
Chesapeake Oilfield Operating LLC,
6.625%, due 11/15/19[1]	455,000	428,837
Chrysler Group LLC,
8.000%, due 06/15/19	615,000	670,350
CIT Group, Inc.,
4.250%, due 08/15/17	600,000	617,845
5.500%, due 02/15/19[1]	1,805,000	1,967,450
CityCenter Holdings LLC,
10.750%, due 01/15/17[4]	926,750	1,005,524
Clean Harbors, Inc.,
5.250%, due 08/01/20	300,000	312,750
Clearwater Paper Corp.,
7.125%, due 11/01/18	410,000	446,900
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	490,000	524,450
Coleman Cable, Inc.,
9.000%, due 02/15/18	370,000	397,750
Community Health Systems, Inc.,
8.000%, due 11/15/19	435,000	470,887
Comstock Resources, Inc.,
8.375%, due 10/15/17	90,000	94,500
Consol Energy, Inc.,
8.000%, due 04/01/17	505,000	546,662
Constellation Brands, Inc.,
7.250%, due 05/15/17	680,000	800,700
Cricket Communications, Inc.,
7.750%, due 05/15/16	375,000	397,031

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Crosstex Energy LP,
8.875%, due 02/15/18	$485,000	$523,800
CSC Holdings LLC,
8.625%, due 02/15/19	200,000	239,000
Denbury Resources, Inc.,
8.250%, due 02/15/20	1,350,000	1,518,750
Diamond Resorts Corp.,
12.000%, due 08/15/18	550,000	595,375
DISH DBS Corp.,
7.875%, due 09/01/19	1,910,000	2,263,350
DPL, Inc.,
7.250%, due 10/15/21	645,000	690,150
DR Horton, Inc.,
4.375%, due 09/15/22	650,000	663,000
DuPont Fabros Technology LP, REIT,
8.500%, due 12/15/17	845,000	923,162
El Paso Corp.,
7.750%, due 01/15/32	1,390,000	1,633,240
Encore Acquisition Co.,
9.500%, due 05/01/16	315,000	338,625
Energy Future Intermediate Holding Co. LLC,
10.000%, due 12/01/20	875,000	986,562
11.750%, due 03/01/22[1]	400,000	444,000
Energy Transfer Partners LP,
7.500%, due 07/01/38	850,000	1,099,262
Entravision Communications Corp.,
8.750%, due 08/01/17	633,000	686,805
EP Energy LLC,
9.375%, due 05/01/20	875,000	986,562
EPE Holdings LLC,
8.125%, due 12/15/17[1,4]	225,000	223,031
Epicor Software Corp.,
8.625%, due 05/01/19	375,000	393,750
Equinix, Inc.,
7.000%, due 07/15/21	100,000	111,000
8.125%, due 03/01/18	630,000	694,575
ExamWorks Group, Inc.,
9.000%, due 07/15/19	695,000	743,650
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	584,375
Ferrellgas Partners-LP,
9.125%, due 10/01/17	500,000	541,250
First Data Corp.,
9.875%, due 09/24/15	610,000	622,200
11.250%, due 03/31/16	785,000	769,300
Forest Oil Corp.,
7.250%, due 06/15/19	1,440,000	1,447,200
7.500%, due 09/15/20[1]	400,000	420,000
Freescale Semiconductor, Inc.,
10.125%, due 03/15/18[1]	442,000	488,410
10.750%, due 08/01/20	207,000	222,007
	Face
	amount	Value

Frontier Communications Corp.,
8.250%, due 04/15/17	$695,000	$802,725
9.000%, due 08/15/31	785,000	863,500
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	720,562
General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	350,000	368,021
GenOn Energy, Inc.,
9.500%, due 10/15/18	280,000	330,400
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	433,000	481,712
Goodyear Tire & Rubber Co.,
7.000%, due 05/15/22	350,000	375,375
Graphic Packaging International, Inc.,
7.875%, due 10/01/18	395,000	436,475
Graton Economic Development Authority.,
9.625%, due 09/01/19[1]	200,000	214,250
Grifols, Inc.,
8.250%, due 02/01/18	360,000	396,450
HCA, Inc.,
5.875%, due 03/15/22	300,000	326,250
7.500%, due 02/15/22	900,000	1,030,500
7.875%, due 02/15/20	600,000	667,500
8.500%, due 04/15/19	1,375,000	1,533,125
HDTFS, Inc.,
5.875%, due 10/15/20[1]	375,000	391,875
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	821,000	841,525
Hexion US Finance Corp.,
8.875%, due 02/01/18	795,000	816,862
Hiland Partners LP / Hiland Partners
Finance Corp.,
7.250%, due 10/01/20[1]	675,000	722,250
Hilcorp Finance Co.,
8.000%, due 02/15/20[1]	370,000	405,150
Hologic, Inc.,
6.250%, due 08/01/20[1]	200,000	215,500
Host Hotels & Resorts LP, REIT,
4.750%, due 03/01/23	391,000	414,460
Huntington Ingalls Industries, Inc.,
7.125%, due 03/15/21	625,000	679,687
Icahn Enterprises LP,
8.000%, due 01/15/18	500,000	536,875
ILFC E-Capital Trust I,
1.855%, due 12/21/65[1,2]	460,000	349,002
IMS Health, Inc.,
6.000%, due 11/01/20[1]	200,000	209,500
Infor US, Inc.,
9.375%, due 04/01/19	600,000	673,500
11.500%, due 07/15/18	350,000	409,500
Ingles Markets, Inc.,
8.875%, due 05/15/17	365,000	389,181
Interactive Data Corp.,
10.250%, due 08/01/18	415,000	467,394

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
International Lease Finance Corp.,
5.875%, due 08/15/22	$650,000	$688,488
7.125%, due 09/01/18[1]	1,475,000	1,711,000
8.625%, due 09/15/15	455,000	511,306
Iron Mountain, Inc.,
8.375%, due 08/15/21	440,000	488,400
Jabil Circuit, Inc.,
4.700%, due 09/15/22	195,000	204,994
8.250%, due 03/15/18	425,000	516,375
JC Penney Corp., Inc.,
7.125%, due 11/15/23	645,000	556,313
K Hovnanian Enterprises, Inc.,
7.250%, due 10/15/20[1]	475,000	510,625
Key Energy Services, Inc.,
6.750%, due 03/01/21[1]	200,000	199,000
6.750%, due 03/01/21	325,000	325,000
Level 3 Communications, Inc.,
11.875%, due 02/01/19	605,000	697,262
Level 3 Financing, Inc.,
10.000%, due 02/01/18	1,135,000	1,265,525
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	350,437
Limited Brands, Inc.,
5.625%, due 02/15/22	300,000	326,250
8.500%, due 06/15/19	185,000	225,700
Linn Energy LLC,
8.625%, due 04/15/20	1,180,000	1,286,200
Manitowoc Co., Inc.,
8.500%, due 11/01/20	565,000	634,212
Marina District Finance Co., Inc.,
9.500%, due 10/15/15	500,000	485,000
MarkWest Energy Partners LP,
6.750%, due 11/01/20	300,000	327,000
Masco Corp.,
7.125%, due 03/15/20	375,000	436,287
McClatchy Co.,
9.000%, due 12/15/22[1]	1,275,000	1,302,094
MedAssets, Inc.,
8.000%, due 11/15/18	600,000	651,000
Mercer International, Inc.,
9.500%, due 12/01/17	300,000	317,250
Meritor, Inc.,
10.625%, due 03/15/18	250,000	260,625
MGM Resorts International,
6.750%, due 10/01/20[1]	500,000	510,625
8.625%, due 02/01/19[1]	500,000	557,500
10.000%, due 11/01/16	1,940,000	2,245,550
Michael Foods, Inc.,
9.750%, due 07/15/18	680,000	751,400
Michaels Stores, Inc.,
7.750%, due 11/01/18	425,000	466,438
	Face
	amount	Value

Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20[1]	$675,000	$717,188
Multiplan, Inc.,
9.875%, due 09/01/18[1]	1,325,000	1,477,375
Murray Energy Corp.,
10.250%, due 10/15/15[1]	1,695,000	1,644,150
Mylan, Inc.,
7.625%, due 07/15/17[1]	850,000	955,289
7.875%, due 07/15/20[1]	75,000	88,632
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17	540,000	506,250
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	280,000	307,300
Nielsen Finance LLC,
7.750%, due 10/15/18	450,000	502,875
Niska Gas Storage US LLC,
8.875%, due 03/15/18	5,000	5,138
NRG Energy, Inc.,
7.625%, due 05/15/19	250,000	267,500
8.250%, due 09/01/20	1,400,000	1,568,000
Owens-Illinois, Inc.,
7.800%, due 05/15/18	1,075,000	1,238,938
Pactiv LLC,
8.125%, due 06/15/17	550,000	548,625
PAETEC Holding Corp.,
9.875%, due 12/01/18	990,000	1,133,550
Party City Holdings, Inc.,
8.875%, due 08/01/20[1]	250,000	268,125
Peabody Energy Corp.,
7.375%, due 11/01/16	225,000	257,625
Penn Virginia Resource Partners LP,
8.375%, due 06/01/20[1]	850,000	915,875
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	415,000	460,650
Plains Exploration & Production Co.,
6.125%, due 06/15/19	1,122,000	1,222,980
QEP Resources, Inc.,
6.875%, due 03/01/21	450,000	518,625
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	875,000	700,000
9.125%, due 08/15/19	350,000	311,500
QVC, Inc.,
7.500%, due 10/01/19[1]	1,380,000	1,522,580
Range Resources Corp.,
5.750%, due 06/01/21	350,000	374,500
RBS Capital Trust II,
6.425%, due 01/03/34[2,3]	500,000	435,000
Realogy Group LLC,
7.875%, due 02/15/19[1]	350,000	381,500
Regions Financial Corp.,
5.750%, due 06/15/15	850,000	919,063
Reynolds Group Issuer, Inc.,
5.750%, due 10/15/20[1]	800,000	826,000
7.875%, due 08/15/19	1,100,000	1,223,750
9.875%, due 08/15/19	860,000	920,200

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Rite Aid Corp.,
10.375%, due 07/15/16	$875,000	$925,313
Royal Caribbean Cruises Ltd.,
5.250%, due 11/15/22	175,000	185,063
7.250%, due 06/15/16	250,000	282,500
Samson Investment Co.,
9.750%, due 02/15/20[1]	450,000	475,875
SandRidge Energy, Inc.,
7.500%, due 02/15/23	1,160,000	1,241,200
8.750%, due 01/15/20	425,000	465,375
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	910,000	928,200
SBA Telecommunications, Inc.,
5.750%, due 07/15/20[1]	325,000	345,313
Sealed Air Corp.,
8.375%, due 09/15/21[1]	605,000	691,213
ServiceMaster Co.,
8.000%, due 02/15/20	725,000	755,813
SESI LLC,
7.125%, due 12/15/21	1,200,000	1,335,000
Severstal Columbus LLC,
10.250%, due 02/15/18	650,000	684,125
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15[1]	655,000	638,625
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	375,000	412,500
Sky Growth Acquisition Corp.,
7.375%, due 10/15/20[1]	300,000	298,500
Spectrum Brands Escrow Corp.,
6.375%, due 11/15/20[1]	175,000	183,750
6.625%, due 11/15/22[1]	150,000	160,875
Springleaf Finance Corp.,
6.900%, due 12/15/17	680,000	608,600
Sprint Capital Corp.,
6.900%, due 05/01/19	350,000	381,500
8.750%, due 03/15/32	575,000	702,938
Sprint Nextel Corp.,
8.375%, due 08/15/17	875,000	1,017,188
9.000%, due 11/15/18[1]	425,000	524,875
9.125%, due 03/01/17	975,000	1,148,063
11.500%, due 11/15/21	125,000	170,000
SPX Corp.,
6.875%, due 09/01/17	725,000	808,375
SquareTwo Financial Corp.,
11.625%, due 04/01/17	770,000	729,575
Standard Pacific Corp.,
10.750%, due 09/15/16	750,000	931,875
Suburban Propane Partners LP,
7.500%, due 10/01/18	464,000	499,960
	Face
	amount	Value

SUPERVALU, Inc.,
7.500%, due 11/15/14	$725,000	$703,250
8.000%, due 05/01/16	795,000	757,238
Swift Energy Co.,
7.875%, due 03/01/22	250,000	261,250
Tenet Healthcare Corp.,
6.875%, due 11/15/31	500,000	450,000
8.875%, due 07/01/19	340,000	380,800
Tesoro Corp.,
4.250%, due 10/01/17	200,000	207,000
5.375%, due 10/01/22	700,000	745,500
9.750%, due 06/01/19	315,000	359,100
Tesoro Logistics LP / Tesoro Logistics
Finance Corp.,
5.875%, due 10/01/20[1]	200,000	207,500
Texas Competitive Electric
Holdings Co. LLC,
11.500%, due 10/01/20[1]	375,000	293,438
Tomkins LLC,
9.000%, due 10/01/18	445,000	498,400
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1,5]	695,000	615,075
United States Steel Corp.,
7.375%, due 04/01/20	700,000	747,250
UR Merger Sub Corp.,
8.250%, due 02/01/21	700,000	789,250
USPI Finance Corp.,
9.000%, due 04/01/20	650,000	721,500
Valeant Pharmaceuticals International,
7.000%, due 10/01/20[1]	775,000	842,813
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	225,000	229,500
VPI Escrow Corp.,
6.375%, due 10/15/20[1]	400,000	425,500
Vulcan Materials Co.,
7.500%, due 06/15/21	1,080,000	1,231,200
Warner Chilcott Co. LLC,
7.750%, due 09/15/18	615,000	654,975
West Corp.,
7.875%, due 01/15/19	1,032,000	1,068,120
Whiting Petroleum Corp.,
6.500%, due 10/01/18	445,000	478,375
WideOpenWest Finance LLC,
10.250%, due 07/15/19[1]	675,000	717,188
Windstream Corp.,
8.125%, due 09/01/18	925,000	1,010,563
WMG Acquisition Corp.,
6.000%, due 01/15/21[1]	250,000	263,750
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	765,000	715,275
Yankee Finance, Inc.,
10.250%, due 02/15/16[4]	255,000	263,313
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	804,000	868,320

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Zions Bancorp.,
5.500%, due 11/16/15	$280,000	$290,449

Total United States corporate bonds		150,142,859

Total corporate bonds
(cost $167,573,775)		174,843,916

Commercial mortgage-backed securities: 0.40%
United States: 0.40%
CW Capital Cobalt Ltd.,
Series 2007-C3, Class AJ,
5.803%, due 05/15/46[2]	800,000	542,779
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class AM,
5.921%, due 02/15/51[2]	300,000	335,569

	Shares		Value

Total commercial mortgage-backed securities
(cost $931,228)		$878,348

Total bonds
(cost $168,505,003)			175,722,264

Short-term investment: 18.24%
Investment company: 18.24%
UBS Cash Management Prime
Relationship Fund[6]
(cost $40,084,612)	40,084,612		40,084,612

Total investments: 98.21%
(cost $208,589,615)			215,806,876

Cash and other assets,
less liabilities: 1.79%			3,933,895

Net assets: 100.00%			$219,740,771

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $208,632,663; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$8,166,806
Gross unrealized depreciation	(992,593)

Net unrealized appreciation of investments	$7,174,213

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 92.

Total return swap agreements5

				Payments	Payments
	Notional		Termination	made by	received by	Upfront		Unrealized
Counterparty	amount		date	the Fund[7]	the Fund[7]	payments	Value	appreciation

JPMCB	USD	2,950,000	03/20/13	3 month USD LIBOR	—[8]	$—	$77,814	$77,814

JPMCB	USD	25,000,000	03/20/13	3 month USD LIBOR	—[8]	—	626,203	626,203

							$704,017	$704,017

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$174,843,916	$—	$174,843,916

Commercial mortgage-backed securities	—	878,348	—	878,348

Short-term investment	—	40,084,612	—	40,084,612

Swap agreements, net	—	704,017	—	704,017

Total	$—	$216,510,893	$—	$216,510,893

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2012

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Coporate	Common
	bonds	stocks	Warrants	Total

Assets
Beginning balance	$0	$0	$160	$160

Purchases	—	—	—	—

Issuances	—	—	—	—

Sales	—	—	—	—

Settlements	—	0	—	0

Accrued discounts (premiums)	—	—	—	—

Total realized gain (loss)	(994,134)	—	(162)	(994,296)

Change in net unrealized appreciation/depreciation	994,134	—	2	994,136

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Ending balance	$—	$—	$—	$—

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $50,212,306 or 22.85% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Security is illiquid. At December 31, 2012, the value of these securities and other illiquid derivative instruments amounted to $1,319,092 or 0.60% of net assets.
[6]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$1,390,795	$303,251,294	$264,557,477	$40,084,612	$36,138

[7]	Payment made or received is based on notional amount.
[8]	Payment is based on the performance of the underlying iBoxx USD Liquid High Yield Index.

92	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 14.62%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 18.54%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 17.74%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a positive return.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund’s currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1
What worked

•	The Fund’s allocation to local Brazilian debt contributed to performance. In particular, our longer-dated local Brazilian debt with inflation protection generated solid results in 2012. They performed well given the decline in local yields and solid demand.

•	Allocations to certain higher beta (higher risk) countries contributed to results. The Fund’s allocations to US dollar-denominated bonds in Argentina and Venezuela were positives for results. This was especially true during the second half of the year, as US dollar-denominated spreads tightened given generally robust investor risk appetite. Our allocation to India was also beneficial, albeit to a lesser extent.

•	Our exposure to quasi-sovereign bonds in a number of countries was additive for performance. Our allocations to quasi-sovereign Venezuelan oil, Russian bank and United Arab Emirates oil company bonds aided performance as demand was strong from investors looking for incremental yield.

•	An allocation to Nigerian local bonds added value given their attractive yields. These bonds benefited from moderating inflation and falling yields. In addition, it was announced that Nigeria would be added to the JP Morgan emerging market local currency government bond indices in October 2012, which drove increased demand for its debt.

What didn’t work

•	A lack of exposure and a small allocation to several areas were drags on results.

	–	Not owning debt issued by the Ivory Coast and Iraq was not rewarded, given their strong performances.

	–	A lack of exposure to local bonds from Poland and Hungary was a negative for performance.

	–	The Fund’s relatively small allocation to higher quality US dollar-denominated bonds during periods of investor risk aversion was not beneficial for performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	14.62%	10.95%	11.21%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	18.54	10.47	10.54

Emerging Markets Debt Benchmark Index[3]	17.74	9.86	10.67

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $1,000,000 in the Fund from May 31, 2006, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of December 31, 2012
Percentage of
net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	10.7%
Republic of Argentina, Series VII,
7.000%, due 09/12/13	7.1
Republic of South Africa,
5.500%, due 12/07/23	6.8
Republic of Venezuela,
8.250%, due 10/13/24	5.4
Nak Naftogaz Ukraine,
9.500%, due 09/30/14	4.7
Republic of Argentina,
7.000%, due 10/03/15	4.6
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17	4.5
VEB Finance Ltd.,
6.800%, due 11/22/25	4.1
Mexican Udibonos,
4.000%, due 11/15/40	3.5
KazMunayGas National Co.,
8.375%, due 07/02/13	3.4

Total	54.8%

Country exposure by issuer, top five
(unaudited)[1]
As of December 31, 2012
Percentage of
net assets

Argentina	15.7%
Brazil	12.5
Venezuela	7.6
South Africa	6.8
Ukraine	5.8

Total	48.4%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Building products	0.77%
Capital markets	1.78
Commercial banks	1.09
Diversified financial services	4.74
Electric utilities	1.78
Food products	0.80
Metals & mining	0.76
Oil, gas & consumable fuels	10.86

Total corporate bonds	22.58%

Non-US government obligations	58.02
Structured notes	7.68

Total bonds	88.28%

Short-term investment	10.07
Options purchased	0.01

Total investments	98.36%

Cash and other assets, less liabilities	1.64

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Opportunistic Emerging Markets Debt Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2012

		Face
		amount	Value

Bonds: 88.28%
Corporate bonds: 22.58%
Brazil: 1.78%
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[1]		$450,000	$482,625

China: 1.53%
China Liansu Group Holdings Ltd.,
7.875%, due 05/13/16[1]		200,000	209,750
China Oriental Group Co., Ltd.,
8.000%, due 08/18/15[1]		200,000	206,000

Total China corporate bonds			415,750

Croatia: 0.80%
Agrokor DD,
8.875%, due 02/01/20[2]		200,000	217,250

Czech Republic: 0.52%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	100,000	141,685

Kazakhstan: 3.43%
KazMunayGas National Co.,
8.375%, due 07/02/13[1]		$900,000	928,125

Russia: 6.52%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[1]		150,000	178,500
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		900,000	1,104,750
VTB Capital SA,
6.465%, due 03/04/15[1]		450,000	483,075

Total Russia corporate bonds			1,766,325

Ukraine: 5.82%
Biz Finance PLC,
11.000%, due 02/03/14[3]	UAH	3,000,000	294,410
Nak Naftogaz Ukraine,
9.500%, due 09/30/14		$1,250,000	1,282,812

Total Ukraine corporate bonds			1,577,222

Venezuela: 2.18%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		600,000	591,000

Total corporate bonds
(cost $5,885,149)			6,119,982
		Face
		amount	Value

Non-US government obligations: 58.02%
Argentina: 15.74%
Republic of Argentina,
6.266%, due 12/15/35[4]		$3,547,755	$244,941
6.266%, due 12/15/35[4]		4,800,000	331,398
Series VII, 7.000%, due 09/12/13		1,950,000	1,921,563
7.000%, due 10/03/15		1,410,000	1,243,189
Series X, 7.000%, due 04/17/17		200,000	169,285
8.280%, due 12/31/33		405,165	275,512
Series I, 8.750%, due 06/02/17		88,658	78,462

			4,264,350

Belarus: 3.23%
Republic of Belarus,
8.750%, due 08/03/15		150,000	153,660
8.750%, due 08/03/15[1]		700,000	720,125

			873,785

Brazil: 10.72%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[5]	BRL	1,950,000	2,903,613

Chile: 4.48%
Bonos de la Tesoreria de la
Republica,
3.000%, due 07/01/17[5]	CLP	570,834,250	1,214,496

China: 0.29%
China Government Bond,
2.480%, due 12/01/20	CNY	500,000	78,166

Hungary: 2.43%
Hungary Treasury Bills,
6.571%, due 07/24/13[6]	HUF	150,000,000	659,662

Mexico: 3.48%
Mexican Udibonos,
4.000%, due 11/15/40[5]	MXN	1,900,000	943,255

Nigeria: 2.50%
Nigeria Treasury Bills,
14.430%, due 04/25/13[6]	NGN	50,000,000	306,314
14.779%, due 04/04/13[6]		60,000,000	371,106

			677,420

South Africa: 6.79%
Republic of South Africa,
5.500%, due 12/07/23[5]	ZAR	10,600,638	1,841,053

Turkey: 2.96%
Republic of Turkey,
7.000%, due 10/01/14	TRY	1,293,005	800,903

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2012

		Face
		amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Venezuela: 5.40%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$1,600,000	$1,464,000

Total Non-US government obligations
(cost $14,791,425)			15,720,703

Structured notes: 7.68%
Ghana: 2.74%
Standard Chartered Bank,
23.000%, due 08/21/17[2]
(linked to Republic of Ghana,
23.000%, due 08/21/17)		1,350,000	743,594

India: 2.55%
Standard Chartered Bank,
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		713,982	691,437

Nigeria: 2.39%
HSBC Bank PLC,
15.663%, due 08/12/13[2,6]
(linked to Nigeria Treasury Bill,
15.663%, due 08/12/13)	NGN	37,000,000	221,026
HSBC Bank PLC,
15.665%, due 03/30/13[2,6]
(linked to Nigeria Treasury Bill,
15.665%, due 03/30/13)		$443,038	424,772

			645,798

Total structured notes
(cost $2,199,850)			2,080,829

Total bonds
(cost $22,876,424)			23,921,514

	Shares	Value

Short-term investment: 10.07%
Investment company: 10.07%
UBS Cash Management Prime
Relationship Fund[7]
(cost $2,729,580)	2,729,580	$2,729,580

	Face amount
	covered by
	contracts

Options purchased*: 0.01%
Call options: 0.01%
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013	$1,187,500	1,926
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.87,
expires February 2013	120,000	110

		2,036
Put options: 0.00%[8]
Foreign Exchange Option, Buy
USD/CNY, strike @ CNY 6.22,
expires January 2013	530,000	0
Foreign Exchange Option, Buy
USD/CNY, strike @ CNY 6.29,
expires January 2013	530,000	422
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013	1,187,500	849

		1,271

Total options purchased
(cost $33,315)		3,307

Total investments: 98.36%
(cost $25,639,319)		26,654,401

Cash and other assets,
less liabilities: 1.64%		444,765

Net assets: 100.00%		$27,099,166

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $25,639,407; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$1,783,665
Gross unrealized depreciation	(768,671)

Net unrealized appreciation of investments	$1,014,994

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 100.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2012

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	BRL	21,000	EUR	7,937	02/04/13	$268

BB	IDR	4,974,664,000	USD	508,137	03/14/13	(3,721)

BB	TRY	738,340	USD	407,833	03/14/13	(2,234)

BB	USD	317,572	CNY	1,988,000	01/25/13	965

CSI	BRL	4,196,246	USD	1,942,347	03/14/13	(88,970)

CSI	CLP	586,090,000	USD	1,219,953	03/14/13	7,182

CSI	CNY	670,000	USD	106,143	01/10/13	(1,344)

CSI	EUR	13,353	BRL	36,000	02/04/13	(126)

CSI	USD	106,935	CNY	670,000	01/10/13	552

DB	BRL	142,000	EUR	53,293	02/04/13	1,319

DB	BRL	3,000	USD	1,429	02/04/13	(29)

DB	EUR	47,962	BRL	129,000	02/04/13	(601)

DB	HUF	137,000,000	USD	626,629	03/14/13	10,791

DB	MXN	11,280,000	USD	860,872	03/14/13	(6,147)

DB	USD	610,187	CNY	3,836,000	03/14/13	2,197

DB	USD	472,968	INR	26,044,000	03/14/13	(3,894)

GSI	CNY	711,000	USD	112,234	01/10/13	(1,831)

GSI	KRW	540,250,900	USD	500,928	03/14/13	(1,612)

GSI	RUB	81,000	USD	2,572	03/14/13	(48)

GSI	USD	156,986	CNY	1,000,000	01/25/13	3,244

GSI	USD	2,567	RUB	81,000	03/14/13	53

GSI	USD	213,318	UAH	1,890,000	02/08/13	16,637

GSI	ZAR	9,835,900	USD	1,098,983	03/14/13	(50,120)

JPMCB	EUR	435,000	USD	556,623	02/13/13	(17,764)

JPMCB	USD	264,960	CNY	1,660,000	01/25/13	1,021

MLI	BRL	136,000	EUR	51,128	02/04/13	1,377

MLI	EUR	50,854	BRL	137,000	02/04/13	(529)

Net unrealized depreciation on forward foreign currency contracts						$(133,364)

Futures contracts

		Cost/		Unrealized
	Expiration date	(proceeds)	Value	depreciation

US Treasury futures sell contracts:
10 Year US Treasury Notes, 4 contracts (USD)	March 2013	$(528,431)	$(531,125)	$(2,694)

Currency swap agreement3

	Pay	Receive	Termination	Pay	Receive	Upfront		Unrealized
Counterparty	contracts	contracts	date	rate[9]	rate[9]	payments	Value	appreciation

BB	INR 37,150,000	USD 719,681	12/05/16	4.500%	6 month USD LIBOR	$—	$63,541	$63,541

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2012

Interest rate swap agreements

				Payments	Payments
	Notional		Termination	made by	received by	Upfront		Unrealized
Counterparty	amount		date	the Fund[9]	the Fund[9]	payments	Value	depreciation

CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(16,316)	$(16,316)

GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(9,781)	(9,781)

							$(26,097)	$(26,097)

Foreign exchange option activity for the period ended December 31, 2012 was as follows:

Premiums
received

Foreign exchange options outstanding at December 31, 2011	$3,600

Foreign exchange options written	104,467

Foreign exchange options terminated in closing purchase transactions	(108,067)

Foreign exchange options expired prior to exercise	—

Foreign exchange options outstanding at December 31, 2012	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$6,119,982	$—	$6,119,982

Non-US government obligations	—	15,720,703	—	15,720,703

Structured notes	—	2,080,829	—	2,080,829

Short-term investment	—	2,729,580	—	2,729,580

Options purchased	—	3,307	—	3,307

Forward foreign currency contracts, net	—	(133,364)	—	(133,364)

Futures contracts, net	(2,694)	—	—	(2,694)

Swap agreements, net	—	37,444	—	37,444

Total	$(2,694)	$26,558,481	$—	$26,555,787

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2012

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Total

Assets
Beginning balance	$295,899	$295,899

Purchases	—	—

Issuances	—	—

Sales	(334,971)	(334,971)

Accrued discounts (premiums)	(2,172)	(2,172)

Total realized gain (loss)	146,599	146,599

Change in net unrealized appreciation/depreciation	(105,355)	(105,355)

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$—	$—

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $6,367,950 or 23.50% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $2,439,764 or 9.00% of net assets.
[3]	Security is illiquid. At December 31, 2012, the value of this security and other illiquid derivative instruments amounted to $357,951 or 1.32% of net assets.
[4]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
[6]	Rate shown reflects annualized yield at December 31, 2012 on zero coupon bond.
[7]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net
income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$1,536,051	$16,449,711	$15,256,182	$2,729,580	$4,260

[8]	Amount represents less than 0.005%.
[9]	Payments made or received are based on the notional amount.

100	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.17%, versus the 0.05% return of the Citigroup US Treasury Bill 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type during the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Throughout the 12-month period, we increased the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand) and modestly increased its allocation to commercial paper. In contrast, we slightly reduced its allocation to certificates of deposit.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Short-term investments: 99.99%
Certificates of deposit: 16.36%
Bank of Montreal,
0.200%, due 01/15/13	$5,000,000	$4,999,981
Bank of Nova Scotia,
0.260%, due 10/19/15	5,000,000	5,000,000
Branch Banking & Trust Co.,
0.220%, due 02/20/13	5,000,000	5,000,000
0.264%, due 04/04/13	6,500,000	6,500,000
Canadian Imperial Bank of Commerce,
0.303%, due 06/10/13[1]	6,000,000	6,000,000
Citibank N.A.,
0.200%, due 01/17/13	12,000,000	12,000,000
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
0.460%, due 09/25/13	6,000,000	6,000,000
Credit Agricole Corporate and
Investment Bank,
0.240%, due 01/10/13	6,000,000	6,000,000
Norinchukin Bank,
0.180%, due 01/31/13	6,000,000	6,000,000
Societe Generale,
0.310%, due 02/01/13	7,000,000	7,000,000
State Street Bank and Trust Co.,
0.210%, due 02/12/13	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.,
0.160%, due 01/02/13	5,000,000	5,000,000
0.200%, due 01/07/13	6,000,000	6,000,000
0.240%, due 01/22/13	7,000,000	7,000,000
Svenska Handelsbanken, Inc.,
0.210%, due 01/02/13	10,000,000	10,000,000
Toronto-Dominion Bank,
0.314%, due 07/26/13	6,000,000	6,000,000

Total certificates of deposit
(cost $103,499,981)		103,499,981

Commercial paper: 53.02%
ANZ New Zealand Int’l Ltd.,
0.320%, due 08/15/13[1,2]	3,000,000	2,999,973
0.331%, due 06/06/13[1]	4,000,000	4,000,000
Atlantic Asset Securitization LLC,
0.250%, due 01/25/13[1,2]	5,000,000	4,999,167
Atlantis One Funding Corp.,
0.170%, due 01/07/13[1,2]	5,000,000	4,999,858
0.542%, due 01/02/13[1,2]	5,000,000	4,999,925
Barclays Bank PLC,
0.300%, due 02/06/13[1,2]	6,000,000	5,998,200
0.300%, due 02/14/13[1,2]	7,000,000	6,997,433
Barton Capital LLC,
0.240%, due 01/17/13[1,2]	15,000,000	14,998,400
	Face
	amount	Value

BNP Paribas Finance, Inc.,
0.310%, due 03/28/13[2]	$6,000,000	$5,995,557
0.320%, due 03/15/13[2]	4,000,000	3,997,404
0.350%, due 02/04/13[2]	3,000,000	2,999,008
Caisse Centrale Desjardins du Quebec,
0.240%, due 02/14/13[1,2]	10,000,000	9,997,067
Cancara Asset Securitisation LLC,
0.210%, due 01/14/13[1,2]	5,000,000	4,999,621
0.230%, due 01/15/13[1,2]	5,000,000	4,999,553
Chariot Funding LLC,
0.280%, due 04/16/13[1,2]	6,000,000	5,995,100
0.321%, due 06/19/13[1,2]	5,000,000	4,992,489
Deutsche Bank Financial LLC,
0.441%, due 06/10/13[2]	3,000,000	2,994,133
0.501%, due 03/20/13[2]	10,000,000	9,989,167
Fairway Finance LLC,
0.210%, due 02/11/13[1,2]	4,000,000	3,999,043
FCAR Owner Trust,
0.250%, due 02/04/13[2]	5,000,000	4,998,819
0.250%, due 03/05/13[2]	3,000,000	2,998,688
General Electric Capital Corp.,
0.220%, due 01/07/13[2]	5,000,000	4,999,817
0.230%, due 04/24/13[2]	5,000,000	4,996,390
0.240%, due 04/01/13[2]	4,000,000	3,997,600
Gotham Funding Corp.,
0.230%, due 02/07/13[1,2]	5,000,000	4,998,818
0.240%, due 03/18/13[1,2]	5,000,000	4,997,467
JPMorgan Chase & Co.,
0.260%, due 01/07/13[2]	5,000,000	4,999,783
0.360%, due 01/25/13	4,000,000	4,000,000
Jupiter Securitization Co. LLC,
0.210%, due 02/21/13[1,2]	3,000,000	2,999,107
0.250%, due 03/27/13[1,2]	4,000,000	3,997,639
0.280%, due 04/18/13[1,2]	5,000,000	4,995,839
Liberty Street Funding LLC,
0.210%, due 01/18/13[1,2]	5,000,000	4,999,504
Market Street Funding LLC,
0.220%, due 01/23/13[1,2]	5,000,000	4,999,328
0.220%, due 03/19/13[1,2]	5,000,000	4,997,647
MetLife Short Term Funding LLC,
0.210%, due 03/08/13[1,2]	5,000,000	4,998,075
Mizuho Funding LLC,
0.260%, due 03/05/13[1,2]	5,000,000	4,997,725
Natixis US Finance Co. LLC,
0.280%, due 01/04/13[2]	5,000,000	4,999,883
0.300%, due 02/01/13[2]	5,000,000	4,998,709
Nieuw Amsterdam Receivables Corp.,
0.190%, due 01/22/13[1,2]	5,000,000	4,999,446
Nordea North America, Inc.,
0.230%, due 02/01/13[2]	5,000,000	4,999,010
Northern Pines Funding LLC,
0.180%, due 01/02/13[1,2]	5,000,000	4,999,975

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Short-term investments—(Concluded)
Commercial paper—(Concluded)
Old Line Funding LLC,
0.200%, due 03/15/13[1,2]	$5,000,000	$4,997,972
0.220%, due 04/15/13[1,2]	7,000,000	6,995,551
0.331%, due 03/06/13[1,2]	3,000,000	2,998,240
0.351%, due 01/15/13[1,2]	5,000,000	4,999,320
Prudential Funding LLC,
0.240%, due 01/11/13[2]	4,000,000	3,999,733
Regency Markets No. 1 LLC,
0.215%, due 01/22/13[1,2]	10,000,000	9,998,746
0.220%, due 01/28/13[1,2]	6,000,000	5,999,010
Salisbury Receivables Co. LLC,
0.210%, due 01/23/13[1,2]	5,000,000	4,999,358
0.260%, due 03/18/13[1,2]	5,000,000	4,997,256
Skandinaviska Enskilda Banken AB,
0.240%, due 01/14/13[1,2]	7,000,000	6,999,393
0.351%, due 06/10/13[1,2]	4,000,000	3,993,778
State Street Corp.,
0.220%, due 01/04/13[2]	10,000,000	9,999,817
Sumitomo Mitsui Banking Corp.,
0.250%, due 02/26/13[1,2]	2,000,000	1,999,222
Svenska Handelsbanken, Inc.,
0.250%, due 04/12/13[1,2]	7,000,000	6,995,090
Thunder Bay Funding LLC,
0.200%, due 01/08/13[1,2]	5,000,000	4,999,805
0.270%, due 04/01/13[1,2]	3,000,000	2,997,975
Toronto-Dominion Holdings USA, Inc.,
0.200%, due 01/14/13[1,2]	7,000,000	6,999,494
Toyota Motor Credit Corp.,
0.250%, due 03/14/13[2]	6,000,000	5,997,000
0.280%, due 03/21/13[2]	5,000,000	4,996,928
Victory Receivables Corp.,
0.237%, due 01/08/13[1,2]	10,500,000	10,499,516
0.250%, due 01/29/13[1,2]	5,000,000	4,999,028

Total commercial paper
(cost $335,382,599)		335,382,599

Short-term corporate obligations: 1.90%
Royal Bank of Canada,
0.461%, due 03/08/13[3]	7,000,000	7,002,494
Wells Fargo Bank N.A.,
0.380%, due 07/19/13	5,000,000	5,000,000

Total short-term corporate obligations
(cost $12,002,494)		12,002,494
	Face
	amount	Value

US government and agency obligations: 15.36%
Federal Home Loan Banks,
0.120%, due 01/23/13[2]	$5,000,000	$4,999,633
0.120%, due 03/07/13[2]	5,000,000	4,998,917
Federal Home Loan Mortgage Corp.,[4]
0.155%, due 03/04/13[2]	7,000,000	6,998,131
0.170%, due 01/14/13[2]	10,000,000	9,999,386
0.173%, due 01/07/13[2]	15,000,000	14,999,568
Federal National Mortgage Association,[4]
0.120%, due 06/12/13[2]	10,000,000	9,993,588
US Treasury Bills,
1.375%, due 02/15/13	3,000,000	3,004,400
1.750%, due 04/15/13	10,000,000	10,044,971
US Treasury Notes,
0.125%, due 09/30/13	4,000,000	3,997,733
0.500%, due 11/15/13	5,000,000	5,013,102
0.750%, due 12/15/13	4,000,000	4,020,444
1.375%, due 05/15/13	5,000,000	5,022,440
2.500%, due 03/31/13	14,000,000	14,080,248

Total US government and agency obligation
(cost $97,172,561)		97,172,561

Repurchase agreements: 13.35%
Repurchase agreement dated 12/31/12 with Barclay’s Capital Inc., 0.180% due 01/02/13 collateralized by $53,671,500 US Treasury Notes, 2.125%, due 05/31/15; (value - $56,100,015); proceeds: $55,000,550	55,000,000	55,000,000
Repurchase agreement dated 12/31/12 with Deutsche Bank, 0.200% due 01/02/13 collateralized by $30,463,000 various Government Agencies, 1.050% to 6.030%, due 10/04/17 to 10/08/27; (value - $29,988,120); proceeds: $29,400,327	29,400,000	29,400,000

Total repurchase agreements
(cost $84,400,000)		84,400,000

Total short-term investments
(cost $632,457,635)		632,457,635

Total investments: 99.99%
(cost $632,457,635)[5]		632,457,635

Cash and other assets,
less liabilities: 0.01%		64,662

Net assets: 100.00%		$632,522,297

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2012

Notes to portfolio of investments
For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes are disclosed below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$103,499,981	$—	$103,499,981

Commercial paper	—	335,382,599	—	335,382,599

Short-term corporate obligations	—	12,002,494	—	12,002,494

US government and agency obligations	—	97,172,561	—	97,172,561

Repurchase agreements	—	84,400,000	—	84,400,000

Total	$—	$632,457,635	$—	$632,457,635
Portfolio footnotes
[1]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $244,425,153 or 38.64% of net assets.
[2]	Interest rates shown are the discount rate at date of purchase.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Aggregate cost for federal income tax purposes, which was the same for book purposes.

104	See accompanying notes to financial statements.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2012, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 7.89%. For comparison purposes, the Barclays US Treasury Inflation Protected Securities Index (the “Index”) returned 6.98% and the Citigroup US Inflation Linked Securities Index returned 7.18% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index during the reporting period, largely due to security selection.

The Fund managed its duration and yield curve positioning during the period using interest rate derivatives.While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1
What worked

•	Security selection of Treasury Inflation Protected Securities(“TIPS”) was the largest contributor to performance. Overall, security selection of TIPS was beneficial for performance, especially during the first half of the reporting period.

•	Tactically adjusting the Fund’s allocation to TIPS and conventional Treasuries was a positive for performance. During the reporting period, we tactically adjusted the Fund’s allocations between TIPS and nominal (non-TIPS) Treasuries. Our bias for TIPS over nominal Treasuries during the third quarter of 2012 was beneficial for results, as inflation expectations increased. This was triggered by the Federal Reserve Board’s launching of a third round of quantitative easing (“QE3”), which involved the open-ended monthly purchases of $40 billion of agency mortgage-backed securities. The Fed also continued its $45 billion a month purchases of longer-term Treasuries and extending the period that it expects to keep the federal funds rate on hold.

•	Duration positioning enhanced the Fund’s results during the reporting period. The Fund’s duration was tactically adjusted throughout the reporting period. Duration was largely neutral or tactically shorter than that of the Index, when we believed that yields would move higher. The Fund’s short duration during the first quarter of 2012 was rewarded, as it appeared that the US economy was gaining some traction and rates moved sharply higher. A neural duration during the fourth quarter when rates again moved higher did not impact the Fund’s relative results.

What didn’t work

•	Duration positioning modestly detracted from results during the second quarter of the year. A duration that was shorter than the Index’s duration detracted from results during the second quarter of 2012. During that time, yields declined as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

1 For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Average annual total returns for periods ended December 31, 2012 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7.89%	8.22%	9.02%

Barclays US Treasury Inflation Protected Securities Index[2,4]	6.98	7.04	7.94

Citigroup US Inflation Linked Securities Index[3,4]	7.18	7.20	8.09

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Barclays US Treasury Inflation-Protected Securities Index is a market value-weighted index that tracks inflation-protected securities issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	Effective July 1, 2012, the Fund’s index changed from the Citigroup US Inflation Linked Securities Index to the Barclays US Treasury Inflation Protected Securities Index. The new index is widely utilized in the industry and more reflective of the investable universe available to the Fund.

Illustration of an assumed investment of $15,000,000 in the Fund from July 27, 2007, which is the Fund inception date, through December 31, 2012 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
US government obligations	98.52%

Total bonds	98.52%

Short-term investment	1.02

Total investments	99.54%

Cash and other assets, less liabilities	0.46

Net assets	100.00%

[1]	Figures represent the direct investments of UBS U.S. Treasury Inflation Protected Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

December 31, 2012

	Face
	amount	Value

Bonds: 98.52%
US government obligations: 98.52%
US Treasury Inflation Indexed Bonds (TIPS),
0.750%, due 02/15/42	$200,000	$224,238
2.000%, due 01/15/26	2,100,000	3,209,622
2.125%, due 02/15/41	1,950,000	3,041,534
2.375%, due 01/15/25	1,845,000	3,054,273
2.500%, due 01/15/29	1,995,000	3,065,600
3.375%, due 04/15/32	745,000	1,600,202
3.875%, due 04/15/29	325,000	757,982
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16	900,000	993,122
0.125%, due 04/15/17	500,000	545,298
0.125%, due 01/15/22	1,575,000	1,747,997
0.125%, due 07/15/22	1,900,000	2,074,688
0.500%, due 04/15/15	2,225,000	2,478,106
1.125%, due 01/15/21	1,400,000	1,738,795
1.250%, due 04/15/14	2,475,000	2,788,893
1.375%, due 07/15/18	2,300,000	2,871,985
1.375%, due 01/15/20	1,205,000	1,527,941
1.625%, due 01/15/15	2,400,000	3,088,920
1.875%, due 07/15/19	1,500,000	1,977,851
2.375%, due 01/15/17	1,745,000	2,326,374
2.500%, due 07/15/16	2,950,000	3,883,164
US Treasury Notes,
0.625%, due 07/15/21	1,150,000	1,341,633

Total US government obligations
(cost $40,622,141)		44,338,218

Total bonds
(cost $40,622,141)		44,338,218

	Shares	Value

Short-term investment: 1.02%
Investment company: 1.02%
UBS Cash Management Prime
Relationship Fund[1]
(cost $460,714)	460,714	$460,714

Total investments: 99.54%
(cost $41,082,855)		44,798,932

Cash and other assets,
less liabilities: 0.46%		208,651

Net assets: 100.00%		$45,007,583

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $41,082,855; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$3,724,198
Gross unrealized depreciation	(8,121)

Net unrealized appreciation of investments	$3,716,077

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 109.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

Futures contracts

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	appreciation

US Treasury futures buy contracts:
2 Year US Treasury Notes, 25 contracts (USD)	March 2013	$5,509,927	$5,511,719	$1,792

US Treasury futures sell contracts:
US Ultra Bond Futures, 3 contracts (USD)	March 2013	(500,526)	(487,781)	12,745

Net unrealized appreciation on futures contracts				$14,537

Interest rate swap agreement

				Payments	Payments
	Notional		Termination	made by	received by	Upfront		Unrealized
Counterparty	amount		date	the Fund[2]	the Fund[2]	payments	Value	depreciation

BB	USD	6,330,000	12/31/14	0.408%	3 month USD LIBOR	$—	$(965)	$(965)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$44,338,218	$—	$44,338,218

Short-term investment	—	460,714	—	460,714

Futures contracts, net	14,537	—	—	14,537

Swap agreement, net	—	(965)	—	(965)

Total	$14,537	$44,797,967	$—	$44,812,504

Portfolio footnotes
[1]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/11	12/31/12	12/31/12	12/31/12	12/31/12

UBS Cash Management Prime Relationship Fund	$1,020,131	$25,650,290	$26,209,707	$460,714	$2,650

[2] Payments made or received are based on the notional amount.

See accompanying notes to financial statements.	109

UBS Relationship Funds

Portfolio acronyms

ADR	American depositary receipt
CD KSDA	Korean Securities Dealer Association 91 day Certificate of Deposit Rate
CVA	Dutch certification-depositary certificate
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
GO	General Obligation
LIBOR	London Interbank Offered Rate
NPV	No Par Value
NVDR	Non-voting depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
SPDR	Standard & Poor’s Depositary Receipts
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, altgough the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasuy security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC	GSI	Goldman Sachs International	MSCI	Morgan Stanley & Co.
CITI	Citibank NA	JPMCB	JPMorgan Chase Bank		International PLC
CSI	Credit Suisse International	MLI	Merrill Lynch International	RBS	Royal Bank of Scotland PLC
DB	Deutsche Bank AG

Currency abbreviations

AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israel New Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Arabian Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	Korean Won	SGD	Singapore Dollar
CNY	Chinese Yuan	MXN	Mexican Peso	TRY	Turkish Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwan Dollar
EUR	Euro	NGN	Nigeria Naira	UAH	Ukrainian Hryvnia
GBP	Great Britain Pound	NOK	Norwegian Krone	USD	United States Dollar
HKD	Hong Kong Dollar	NZD	New Zealand Dollar	ZAR	South African Rand
HUF	Hungarian Forint	PHP	Philippine Peso

110	See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2012 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2012 to December 31, 2012.

UBS Relationship Funds

December 31, 2012 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio during
	July 1, 2012	December 31, 2012	07/01/12 – 12/31/12	period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,090.70	$0.89	0.1689%
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.29	0.86	0.1689

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,121.40	1.45	0.2714
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.77	1.38	0.2714

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Actual	1,000.00	1,158.40	1.36	0.2500
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.88	1.27	0.2500

UBS International Equity Relationship Fund
Actual	1,000.00	1,147.40	1.35	0.2500
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.88	1.27	0.2500

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,082.90	0.63	0.1200
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.53	0.61	0.1200

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,083.40	9.77	1.8652
Hypothetical
(5% annual return before expenses)	1,000.00	1,015.76	9.45	1.8652

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,052.80	0.60	0.1158
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.55	0.59	0.1158

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,063.00	1.17	0.2257
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.00	1.15	0.2257

UBS High Yield Relationship Fund
Actual	1,000.00	1,073.60	0.78	0.1490
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.39	0.76	0.1490

UBS Relationship Funds

December 31, 2012 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio during
	July 1, 2012	December 31, 2012	07/01/12 – 12/31/12	period

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$1,094.50	$2.63	0.5000%
Hypothetical
(5% annual return before expenses)	1,000.00	1,022.62	2.54	0.5000

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,001.00	0.20	0.0400
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.94	0.20	0.0400

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,033.10	0.51	0.1000
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.63	0.51	0.1000

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
December 31, 2012

		UBS	UBS Global
	UBS Global	Emerging	(ex-U.S.)
	Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$173,047,213	$329,696,794	$26,253,435
Affiliated issuers	126,559,417	552,300	82,142
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	2,982,916	—	—
Foreign currency, at cost	952,132	2,917,238	49,926
	$303,541,678	$333,166,332	$26,385,503
Investments, at value:
Unaffiliated issuers	$187,931,910	$352,002,674	$28,832,192
Affiliated issuers	139,206,395	552,300	82,142
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	2,982,916	—	—
Foreign currency, at value	954,378	2,916,956	50,021
Cash	—	—	2,148
Receivables:
Investment securities sold	—	760,923	—
Interest	349,344	—	81
Fund shares sold	—	2,482	—
Foreign tax reclaims/foreign tax refunds	257,342	68,351	229,054
Due from advisor	—	—	14,571
Dividends	178,265	305,627	13,571
Due from broker	3,267,633	—	—
Cash collateral for futures contracts	2,015,236	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	958,128	—	—
Other assets	18,199	21,160	1,313
Total assets	338,119,746	356,630,473	29,225,093

Liabilities:
Payables:
Cash collateral from securities loaned	2,982,916	—	—
Investment securities purchased	—	287,054	—
Fund shares redeemed	1,066	—	—
Custody and fund accounting fees	42,480	171,204	16,688
Fund administration fee	30,000	30,000	30,000
Trustees’ fees	12,397	12,948	4,503
Dividends payable and security loan fees for securities sold short	—	—	—
Due to custodian	89	—	—
Accrued expenses	32,730	31,898	23,873
Deferred foreign capital gains taxes	56,299	293,032	—
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	2,068,677	—	—
Total liabilities	5,226,654	826,136	75,064
Net assets	$332,893,092	$355,804,337	$29,150,029
Shares outstanding	8,784,213	9,120,323	2,126,547
Net asset value, offering and redemption proceeds per share[3]	$37.8967	$39.0123	$13.7077

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of December 31, 2012 was $5,273,066 and $3,085,246, respectively. In addition to the cash collateral as noted above, UBS Global Securities Relationship Fund received US Government Agency securities as collateral with a value of $2,471,681.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $35,097,539.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $39.3049 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $38.7197 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

UBS	UBS	UBS
International	Small-Cap	U.S. Equity
Equity	Equity	Alpha
Relationship Fund	Relationship Fund	Relationship Fund

$46,856,134	$69,601,760	$139,773,442
40,691	3,951,649	3,490,166
—	3,173,013	—
250,068	—	—
$47,146,893	$76,726,422	$143,263,608

$51,175,498	$83,878,997	$154,855,125
40,691	3,951,649	3,490,166
—	3,173,013	—
252,800	—	—
7,017	2,436	74,716

—	623,367	—
12	2,278	479
—	—	—
72,376	—	—
15,317	10,069	12,677
47,220	80,016	277,684
—	—	—
—	—	—
—	—	389,742
89,303	—	—
2,974	5,311	6,799
51,703,208	91,727,136	159,107,388

—	3,173,013	—
—	701,386	—
—	—	—
18,280	13,358	21,687
30,000	30,000	30,000
5,077	6,081	6,795
—	—	52,689
—	—	—
23,517	22,582	22,800
—	—	—
—	—	39,702,867
106,616	—	—
183,490	3,946,420	39,836,838
$51,519,718	$87,780,716	$119,270,550
2,762,881	1,380,607	9,404,534
$18.6471	$63.5813	$12.6822

See accompanying notes to financial statements.	115

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
December 31, 2012

		UBS
	UBS	Global Corporate	UBS
	Credit Bond	Bond	High Yield
	Relationship Fund	Relationship Fund	Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$287,983,739	$112,663,445	$168,505,003
Affiliated issuers	12,183,695	3,905,258	40,084,612
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	13,836	875,424	—
	$300,181,270	$117,444,127	$208,589,615
Investments, at value:
Unaffiliated issuers	$290,066,522	$119,508,886	$175,722,264
Affiliated issuers	12,183,695	3,905,258	40,084,612
Repurchase agreements, at value	—	—	—
Foreign currency, at value	14,285	867,535	—
Cash	—	—	722
Receivables:
Investment securities sold	—	59,995	—
Interest	3,441,107	1,841,065	3,303,716
Foreign tax reclaims	—	255	—
Due from advisor	1,005	1,976	—
Due from broker	—	103,500	—
Due from custodian	—	47,582	—
Cash collateral for futures contracts	53,775	338,440	—
Outstanding swap agreements, at value[1]	146,397	69,159	704,017
Unrealized appreciation on forward foreign currency contracts	—	67,414	—
Other assets	19,537	7,553	11,495
Total assets	305,926,323	126,818,618	219,826,826

Liabilities:
Payables:
Investment securities purchased	—	107,576	—
Custody and fund accounting fees	42,543	24,949	24,158
Fund administration fee	30,000	30,000	30,000
Trustees’ fees	12,735	7,190	8,971
Dividends payable to shareholders	—	—	—
Due to custodian	—	—	—
Accrued expenses	24,165	22,164	22,926
Outstanding swap agreements, at value[1]	90,969	184,967	—
Unrealized depreciation on forward foreign currency contracts	—	715,557	—
Total liabilities	200,412	1,092,403	86,055
Net assets	$305,725,911	$125,726,215	$219,740,771
Shares outstanding	18,163,788	10,026,542	7,054,304
Net asset value per share	$16.8316	$12.5393	$31.1499

[1]	Net upfront payments received by UBS Credit Bond Relationship Fund and UBS Global Corporate Bond Relationship Fund were $62,831and $53,661, respectively.

116

UBS Relationship Funds
Financial statements

UBS Opportunistic	UBS Cash	UBS U.S.
Emerging	Management	Treasury Inflation
Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund

$22,909,739	$548,057,635	$40,622,141
2,729,580	—	460,714
—	84,400,000	—
175,281	—	—
$25,814,600	$632,457,635	$41,082,855

$23,924,821	$548,057,635	$44,338,218
2,729,580	—	460,714
—	84,400,000	—
175,983	—	—
—	37,993	—

—	—	—
426,955	192,579	244,335
—	—	—
11,739	9,381	13,920
686	—	3,833
—	—	—
4,400	—	18,375
63,541	—	—
45,606	—	—
1,574	34,621	2,528
27,384,885	632,732,209	45,081,923

—	—	—
23,999	30,979	13,796
30,000	30,000	30,000
4,406	19,475	4,968
—	110,098	—
—	—	2,148
22,247	19,360	22,463
26,097	—	965
178,970	—	—
285,719	209,912	74,340
$27,099,166	$632,522,297	$45,007,583
1,345,906	632,444,033	2,815,507
$20.1345	$1.00	$15.9856

See accompanying notes to financial statements.	117

UBS Relationship Funds
Financial statements

Statement of operations
For the year ended December 31, 2012

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$6,718,331	$9,142,433	$1,327,919
Interest and other	1,979,969	28	31
Affiliated interest	77,669	7,658	1,362
Securities lending[1]	111,846	—	—
Foreign tax withheld	(392,219)	(757,275)	(73,880)
Total income	8,495,596	8,392,844	1,255,432
Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	266,460	547,585	82,452
Professional services	129,085	120,954	74,084
Shareholder reports	4,044	3,973	3,964
Trustees	65,900	45,200	18,800
Insurance	50,826	13,407	9,615
Dividend expense and security loan fees for securities sold short	—	—	—
Transfer agency and related service fees	22,140	17,277	15,275
Other	16,710	13,099	10,961
Total operating expenses	645,165	851,495	305,151
Expenses reimbursed by advisor	—	—	(154,210)
Net expenses	645,165	851,495	150,941
Net investment income	7,850,431	7,541,349	1,104,491
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,548,237	2,962,406	(3,555,280)
Investments in affiliated issuers	40,059,572	—	—
Futures contracts	6,792,410	—	—
Options written	1,198,305	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	1,695,561	179,371	—
Foreign currency transactions	(2,533,335)	274,803	(199,397)
Net realized gain (loss)	59,760,750	3,416,580	(3,754,677)
Change in net unrealized appreciation/depreciation on:
Investments	7,246,962	37,631,896	20,606,145
Futures contracts	1,622,911	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	(2,878,446)	—	—
Translation of other assets and liabilities denominated in foreign currency	236,207	4,265	17,265
Change in net unrealized appreciation/depreciation	6,227,634	37,636,161	20,623,410
Net realized and unrealized gain	65,988,384	41,052,741	16,868,733
Net increase in net assets resulting from operations	$73,838,815	$48,594,090	$17,973,224

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund of $2,783 and $2,195, respectively.

UBS Relationship Funds
Financial statements

UBS		UBS
International	UBS	U.S. Equity
Equity	Small-Cap Equity	Alpha
Relationship Fund	Relationship Fund	Relationship Fund

$1,603,090	$1,694,330	$3,317,034
—	—	—
488	7,882	3,351
—	41,690	—
(107,924)	—	(2,615)
1,495,654	1,743,902	3,317,770

90,000	90,000	90,000
77,010	42,801	67,319
83,385	67,884	78,300
3,947	3,982	4,266
19,000	23,000	26,600
2,690	5,644	10,947
—	—	1,638,315
15,347	15,842	15,863
13,748	4,967	5,191
305,127	254,120	1,936,801
(187,221)	(142,447)	(136,813)
117,906	111,673	1,799,988
1,377,748	1,632,229	1,517,782

647,395	5,412,038	17,145,161
—	—	—
—	—	—
—	—	—
—	—	(5,931,334)
363,987	—	—
(3,441)	—	—
1,007,941	5,412,038	11,213,827

6,115,407	10,657,162	9,729,143
—	—	—
—	—	347,579
(227,648)	—	—
9,984	—	—
5,897,743	10,657,162	10,076,722
6,905,684	16,069,200	21,290,549
$8,283,432	$17,701,429	$22,808,331

See accompanying notes to financial statements.	119

UBS Relationship Funds
Financial statements

Statement of operations (continued)
For the year ended December 31, 2012

	UBS	UBS Global	UBS
	Credit Bond	Corporate Bond	High Yield
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$8,680	$—	$—
Interest and other	18,448,703	6,192,892	17,655,256
Affiliated interest	19,951	7,115	36,138
Foreign tax withheld	(3,624)	(10,510)	(9,945)
Total income	18,473,710	6,189,497	17,681,449
Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	168,403	95,072	87,506
Professional services	78,885	79,585	78,885
Shareholder reports	4,017	3,982	4,034
Trustees	52,800	28,800	37,500
Insurance	35,173	11,814	16,382
Transfer agency and related service fees	17,409	15,348	16,550
Other	9,464	5,580	6,089
Total operating expenses	456,151	330,181	336,946
Expenses reimbursed by advisor	(1,005)	(12,116)	—
Net expenses	455,146	318,065	336,946
Net investment income	18,018,564	5,871,432	17,344,503
Net realized gain (loss) on:
Investments in unaffiliated issuers	23,644,193	6,784,285	5,328,768
Futures contracts	(420,667)	(504,146)	(174,681)
Options written	—	—	—
Swap agreements	(5,125,571)	(540,115)	(8,081)
Forward foreign currency contracts	—	785,488	—
Foreign currency transactions	202	(359,137)	—
Net realized gain	18,098,157	6,166,375	5,146,006
Change in net unrealized appreciation/depreciation on:
Investments	5,755,328	6,681,793	10,650,146
Futures contracts	(252,222)	141,327	—
Options written	—	—	—
Swap agreements	4,206,599	107,841	704,017
Forward foreign currency contracts	—	(1,830,092)	—
Translation of other assets and liabilities denominated in foreign currency	447	123,952	—
Change in net unrealized appreciation/depreciation	9,710,152	5,224,821	11,354,163
Net realized and unrealized gain	27,808,309	11,391,196	16,500,169
Net increase in net assets resulting from operations	$45,826,873	$17,262,628	$33,844,672

UBS Relationship Funds
Financial statements

UBS	UBS Cash	UBS U.S.
Opportunistic Emerging	Management	Treasury Inflation
Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund

$—	$—	$—
1,507,654	1,661,394	1,924,086
4,260	—	2,650
(668)	—	—
1,511,246	1,661,394	1,926,736

90,000	90,000	90,000
69,825	112,607	44,756
83,885	59,986	70,369
3,939	4,489	3,973
16,300	83,700	22,800
985	50,351	6,141
15,366	—	15,816
2,583	14,560	5,567
282,883	415,693	259,422
(193,119)	(103,487)	(165,169)
89,764	312,206	94,253
1,421,482	1,349,188	1,832,483

411,441	86	9,373,821
—	—	415,846
56,238	—	—
(148,044)	—	(56,738)
176,408	—	—
31,320	—	—
527,363	86	9,732,929

775,306	—	(3,596,299)
(2,694)	—	12,678
(707)	—	—
3,866	—	(965)
(255,340)	—	—
1,683	—	—
522,114	—	(3,584,586)
1,049,477	86	6,148,343
$2,470,959	$1,349,274	$7,980,826

See accompanying notes to financial statements.	121

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities		UBS Emerging Markets Equity
	Relationship Fund		Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income	$7,850,431	$13,253,206	$7,541,349	$7,211,766
Net realized gain (loss)	59,760,750	192,860,022	3,416,580	61,642,021
Change in net unrealized appreciation/depreciation	6,227,634	(252,818,345)	37,636,161	(131,525,297)
Net increase (decrease) in net assets from operations	73,838,815	(46,705,117)	48,594,090	(62,671,510)
Beneficial interest transactions:
Proceeds from shares sold	97,999,157	348,365,836	218,080,258	69,694,790
Transaction charges	—	—	2,659,596	2,240,959
Cost of shares redeemed	(645,034,429)	(1,057,365,153)	(136,532,514)	(229,102,237)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(547,035,272)	(708,999,317)	84,207,340	(157,166,488)
Increase (decrease) in net assets	(473,196,457)	(755,704,434)	132,801,430	(219,837,998)
Net assets, beginning of year	806,089,549	1,561,793,983	223,002,907	442,840,905
Net assets, end of year	$332,893,092	$806,089,549	$355,804,337	$223,002,907
Shares sold	2,883,147	10,132,553	6,158,405	1,830,870
Shares redeemed	(18,500,430)	(30,136,151)	(3,761,108)	(6,207,313)
Net increase (decrease) in shares outstanding	(15,617,283)	(20,003,598)	2,397,297	(4,376,443)

	UBS Small-Cap Equity		UBS U.S. Equity Alpha
	Relationship Fund		Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income	$1,632,229	$1,300,953	$1,517,782	$3,684,710
Net realized gain	5,412,038	15,104,703	11,213,827	33,999,520
Change in net unrealized appreciation/depreciation	10,657,162	(23,425,886)	10,076,722	(36,852,088)
Net increase (decrease) in net assets from operations	17,701,429	(7,020,230)	22,808,331	832,142
Beneficial interest transactions:
Proceeds from shares sold	3,000,000	19,724,721	—	—
Cost of shares redeemed	(24,147,933)	(48,078,105)	(79,514,354)	(110,849,541)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(21,147,933)	(28,353,384)	(79,514,354)	(110,849,541)
Increase (decrease) in net assets	(3,446,504)	(35,373,614)	(56,706,023)	(110,017,399)
Net assets, beginning of year	91,227,220	126,600,834	175,976,573	285,993,972
Net assets, end of year	$87,780,716	$91,227,220	$119,270,550	$175,976,573
Shares sold	49,563	367,498	—	—
Shares redeemed	(411,189)	(878,310)	(6,427,415)	(9,445,934)
Net increase (decrease) in shares outstanding	(361,626)	(510,812)	(6,427,415)	(9,445,934)

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth		UBS International Equity
Relationship Fund		Relationship Fund
Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011

$1,104,491	$5,350,971	$1,377,748	$1,274,256
(3,754,677)	18,639,729	1,007,941	1,945,201
20,623,410	(91,760,937)	5,897,743	(10,800,113)
17,973,224	(67,770,237)	8,283,432	(7,580,656)

5,000,000	12,750,000	2,000,000	3,152,242
—	—	—	—
(141,100,000)	(249,430,000)	(750,000)	(3,100,000)

(136,100,000)	(236,680,000)	1,250,000	52,242
(118,126,776)	(304,450,237)	9,533,432	(7,528,414)
147,276,805	451,727,042	41,986,286	49,514,700
$29,150,029	$147,276,805	$51,519,718	$41,986,286
425,318	879,231	114,634	184,209
(11,129,180)	(19,384,971)	(43,352)	(199,674)
(10,703,862)	(18,505,740)	71,282	(15,465)

UBS Credit Bond		UBS Global Corporate Bond
Relationship Fund		Relationship Fund
Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011

$18,018,564	$21,941,805	$5,871,432	$7,605,373
18,098,157	23,473,563	6,166,375	1,787,645
9,710,152	(8,155,392)	5,224,821	(3,827,970)
45,826,873	37,259,976	17,262,628	5,565,048

21,000,000	306,531,823	15,500,000	115,689,000
(326,920,000)	(185,688,294)	(100,690,000)	(159,564,067)

(305,920,000)	120,843,529	(85,190,000)	(43,875,067)
(260,093,127)	158,103,505	(67,927,372)	(38,310,019)
565,819,038	407,715,533	193,653,587	231,963,606
$305,725,911	$565,819,038	$125,726,215	$193,653,587
1,372,387	21,045,442	1,317,366	10,411,467
(20,317,168)	(12,708,418)	(8,535,964)	(14,524,574)
(18,944,781)	8,337,024	(7,218,598)	(4,113,107)

See accompanying notes to financial statements.	123

UBS Relationship Funds
Financial statements

Statement of changes in net assets (continued)

	UBS High Yield		UBS Opportunistic Emerging
	Relationship Fund		Markets Debt Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income	$17,344,503	$22,687,569	$1,421,482	$1,287,839
Net realized gain	5,146,006	17,148,484	527,363	2,562,458
Change in net unrealized appreciation/depreciation	11,354,163	(26,668,770)	522,114	(2,164,792)
Net increase in net assets from operations	33,844,672	13,167,283	2,470,959	1,685,505
Beneficial interest transactions:
Proceeds from shares sold	125,690,000	97,970,000	12,500,000	12,000,000
Cost of shares redeemed	(202,995,677)	(254,398,135)	(3,750,000)	(23,333,671)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(77,305,677)	(156,428,135)	8,750,000	(11,333,671)
Increase (decrease) in net assets	(43,461,005)	(143,260,852)	11,220,959	(9,648,166)
Net assets, beginning of year	263,201,776	406,462,628	15,878,207	25,526,373
Net assets, end of year	$219,740,771	$263,201,776	$27,099,166	$15,878,207
Shares sold	4,194,546	3,734,706	643,362	719,212
Shares redeemed	(6,830,876)	(9,371,424)	(201,405)	(1,352,294)
Net increase (decrease) in shares outstanding	(2,636,330)	(5,636,718)	441,957	(633,082)

	UBS Cash Management Prime		UBS U.S. Treasury Inflation Protected
	Relationship Fund		Securities Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income	$1,349,188	$1,032,211	$1,832,483	$4,133,076
Net realized gain (loss)	86	(738)	9,732,929	5,252,136
Change in net unrealized appreciation/depreciation	—	—	(3,584,586)	6,585,410
Net increase in net assets from operations	1,349,274	1,031,473	7,980,826	15,970,622
Distributions to shareholders:
Net investment income	(1,349,188)	(1,032,211)	—	—
Beneficial interest transactions:
Proceeds from shares sold	5,034,454,094	5,310,826,660	8,450,000	72,300,000
Shares issued on reinvestment of dividends and distributions	35,376	92,642	—	—
Cost of shares redeemed	(4,962,149,712)	(5,370,533,735)	(69,650,000)	(55,890,164)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	72,339,758	(59,614,433)	(61,200,000)	16,409,836
Increase (decrease) in net assets	72,339,844	(59,615,171)	(53,219,174)	32,380,458
Net assets, beginning of year	560,182,453	619,797,624	98,226,757	65,846,299
Net assets, end of year	$632,522,297	$560,182,453	$45,007,583	$98,226,757
Shares sold	5,034,454,094	5,310,826,660	569,089	5,573,801
Shares issued on distributions reinvested	35,376	92,642	—	—
Shares redeemed	(4,962,149,712)	(5,370,533,735)	(4,383,224)	(4,048,505)
Net increase (decrease) in shares outstanding	72,339,758	(59,614,433)	(3,814,135)	1,525,296

124	See accompanying notes to financial statements.

UBS Relationship Funds
Financial statements

Statement of cash flows
For the year ended December 31, 2012

UBS U.S. Equity Alpha
Relationship Fund

Cash flows provided by operating activities:
Net increase in net assets from operations	$22,808,331

Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Purchase of investment securities	(97,528,855)
Proceeds from disposition of investment securities	194,460,926
Covers of investment securities sold short	29,899,212
Proceeds from investment securities sold short	(48,187,316)
Purchase of short-term investments, net	(2,339,201)
Change in unrealized (appreciation)/depreciation on investments	(9,729,143)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(347,579)
Net realized (gain)/loss on investments	(17,145,161)
Net realized (gain)/loss on investment securities sold short	5,931,334
Increase in interest receivable	(245)
Increase in due from advisor	(7,528)
Decrease in dividends receivable	194,707
Decrease in cash collateral for securities sold short	1,540,896
Decrease in other assets	34,403
Increase in dividends payable for securities sold short	5,570
Decrease in accrued expenses and other liabilities	(10,208)

Net cash provided by operating activities	79,580,143

Cash flows used in financing activities:
Payment on shares redeemed	(79,514,354)

Net cash used in financing activities	(79,514,354)

Net increase in cash	65,789

Cash:
Beginning of year	8,927

End of year	$74,716

See accompanying notes to financial statements.	125

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Global Securities Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$33.0344	$35.1715	$31.3448	$23.1428	$35.6852

Income (loss) from investment operations:
Net investment income[1]	0.4545	0.4194	0.3758	0.3844	0.7175
Net realized and unrealized gain (loss)	4.4078	(2.5565)	3.4509	7.8176	(13.2599)

Total income (loss) from investment operations	4.8623	(2.1371)	3.8267	8.2020	(12.5424)

Net asset value, end of year	$37.8967	$33.0344	$35.1715	$31.3448	$23.1428

Total investment return[2]	14.72%	(6.07)%	12.21%	35.44%	(35.14)%

Ratios to average net assets:
Expenses	0.1054%	0.0719%	0.0641%	0.0598%	0.0502%
Net investment income	1.28%	1.20%	1.18%	1.49%	2.30%

Supplemental data:
Net assets, end of year (000’s)	$332,893	$806,090	$1,561,794	$1,805,871	$1,609,955
Portfolio turnover rate	101%	99%	78%	127%	112%

	Year ended December 31,

UBS Emerging Markets Equity Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$33.1700	$39.8975	$33.6580	$18.2927	$40.3128

Income (loss) from investment operations:
Net investment income[1]	0.8392	0.8706	0.5415	0.5743	0.5445
Net realized and unrealized gain (loss)	4.7031	(7.8686)	5.5917	14.6760	(22.9145)

Total income (loss) from investment operations	5.5423	(6.9980)	6.1332	15.2503	(22.3700)

Transaction charges	0.3000	0.2705	0.1063	0.1150	0.3499

Net asset value, end of year	$39.0123	$33.1700	$39.8975	$33.6580	$18.2927

Total investment return[2]	17.61%	(16.87)%	18.55%	83.98%	(54.64)%

Ratios to average net assets:
Expenses	0.2590%	0.3053%	0.2840%	0.2536%	0.2370%
Net investment income	2.29%	2.29%	1.57%	2.30%	2.02%

Supplemental data:
Net assets, end of year (000’s)	$355,804	$223,003	$442,841	$564,526	$387,607
Portfolio turnover rate	72%	50%	28%	95%	72%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

126

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,			Period ended
				December 31,
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2012	2011	2010	2009[3]

Net asset value, beginning of year	$11.4787	$14.4155	$13.2839	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.2288	0.2352	0.1902	0.1288
Net realized and unrealized gain (loss)	2.0002	(3.1720)	0.9414	3.1551

Total income (loss) from investment operations	2.2290	(2.9368)	1.1316	3.2839

Net asset value, end of year	$13.7077	$11.4787	$14.4155	$13.2839

Total investment return[2]	19.42%	(20.38)%	8.52%	32.84%

Ratios to average net assets:
Expenses before expense reimbursement	0.5054%	0.1600%	0.1413%	0.1242%[4]
Expenses after expense reimbursement	0.2500%	0.1600%	0.1413%	0.1242%[4]
Net investment income	1.83%	1.71%	1.48%	1.57%[4]

Supplemental data:
Net assets, end of year (000’s)	$29,150	$147,277	$451,727	$513,966
Portfolio turnover rate	73%	89%	119%	82%

	Year ended December 31,

UBS International Equity Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$15.5990	$18.2909	$16.5673	$11.7174	$20.5870

Income (loss) from investment operations:
Net investment income[1]	0.4982	0.4761	0.4665	0.3365	0.5152
Net realized and unrealized gain (loss)	2.5499	(3.1680)	1.2571	4.5134	(9.3848)

Total income (loss) from investment operations	3.0481	(2.6919)	1.7236	4.8499	(8.8696)

Net asset value, end of year	$18.6471	$15.5990	$18.2909	$16.5673	$11.7174

Total investment return[2]	19.52%	(14.71)%	10.41%	41.39%	(43.08)%

Ratios to average net assets:
Expenses before expense reimbursement	0.6470%	0.5954%	0.5851%	0.6964%	0.4233%
Expenses after expense reimbursement	0.2500%	0.2500%	0.2335%	0.1855%	0.1500%
Net investment income	2.92%	2.73%	2.84%	2.53%	3.12%

Supplemental data:
Net assets, end of year (000’s)	$51,520	$41,986	$49,515	$49,981	$42,526
Portfolio turnover rate	26%	54%	45%	67%	92%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.	127

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Small-Cap Equity Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$52.3622	$56.1910	$40.5196	$27.4910	$46.8153

Income (loss) from investment operations:
Net investment income[1]	1.0354	0.6581	0.4530	0.3704	0.6115
Net realized and unrealized gain (loss)	10.1837	(4.4869)	15.2184	12.6582	(19.9358)

Total income (loss) from investment operations	11.2191	(3.8288)	15.6714	13.0286	(19.3243)

Net asset value, end of year	$63.5813	$52.3622	$56.1910	$40.5196	$27.4910

Total investment return[2]	21.42%	(6.82)%	38.66%	47.40%	(41.27)%

Ratios to average net assets:
Expenses before expense reimbursement	0.2731%	0.2373%	0.2162%	0.1668%	0.0967%
Expenses after expense reimbursement	0.1200%	0.1200%	0.1200%	0.1200%	0.0967%
Net investment income	1.75%	1.20%	0.98%	1.18%	1.53%

Supplemental data:
Net assets, end of year (000’s)	$87,781	$91,227	$126,601	$142,526	$202,694
Portfolio turnover rate	60%	74%	85%	77%	92%

	Year ended December 31,

UBS U.S. Equity Alpha Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.1153	$11.3140	$10.3440	$7.4831	$12.6864

Income (loss) from investment operations:
Net investment income[1]	0.1366	0.1840	0.1530	0.1156	0.2165
Net realized and unrealized gain (loss)	1.4303	(0.3827)	0.8170	2.7453	(5.4198)

Total income (loss) from investment operations	1.5669	(0.1987)	0.9700	2.8609	(5.2033)

Net asset value, end of year	$12.6822	$11.1153	$11.3140	$10.3440	$7.4831

Total investment return[2]	14.10%	(1.76)%	9.38%	38.23%	(41.02)%

Ratios to average net assets:
Expenses before expense reimbursement and after dividend
expense and security loan fees for securities sold short	1.4375%	0.6906%	0.7775%	0.9474%	0.6196%
Expenses after expense reimbursement and after dividend
expense and security loan fees for securities sold short	1.3360%	0.6708%	0.7722%	0.9474%	0.6196%
Expenses after expense reimbursement and before dividend
expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1211%	0.1202%	0.0779%
Net investment income	1.13%	1.61%	1.48%	1.36%	1.99%

Supplemental data:
Net assets, end of year (000’s)	$119,271	$175,977	$285,994	$298,117	$212,488
Portfolio turnover rate	66%	71%	56%	96%	89%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

128

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,

UBS Credit Bond Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$15.2477	$14.1708	$12.9701	$11.2043	$12.1425

Income (loss) from investment operations:
Net investment income[1]	0.6339	0.6532	0.7259	0.6692	0.8683
Net realized and unrealized gain (loss)	0.9500	0.4237	0.4748	1.0966	(1.8065)

Total income (loss) from investment operations	1.5839	1.0769	1.2007	1.7658	(0.9382)

Net asset value, end of year	$16.8316	$15.2477	$14.1708	$12.9701	$11.2043

Total investment return[2]	10.39%	7.60%	9.26%	15.73%	(7.70)%

Ratios to average net assets:
Expenses before expense reimbursement	0.1002%	0.0941%	0.0999%	0.1012%	0.0856%
Expenses after expense reimbursement	0.1000%	0.0941%	0.0999%	0.1000%	0.0856%
Net investment income	3.96%	4.44%	5.31%	5.50%	7.28%

Supplemental data:
Net assets, end of year (000’s)	$305,726	$565,819	$407,716	$562,336	$226,914
Portfolio turnover rate	165%	181%	90%	188%	95%

	Year ended December 31,			Period ended
				December 31,
UBS Global Corporate Bond Relationship Fund	2012	2011	2010	2009[3]

Net asset value, beginning of year	$11.2295	$10.8606	$10.1089	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.4382	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	0.8716	(0.1182)	0.2796	0.0082

Total income from investment operations	1.3098	0.3689	0.7517	0.1089

Net asset value, end of year	$12.5393	$11.2295	$10.8606	$10.1089

Total investment return[2]	11.68%	3.40%	7.44%	1.09%

Ratios to average net assets:
Expenses before expense reimbursement	0.2076%	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.2000%	0.1839%	0.1218%	0.2000%[4]
Net investment income	3.69%	4.39%	4.45%	3.93%[4]

Supplemental data:
Net assets, end of year (000’s)	$125,726	$193,654	$231,964	$257,428
Portfolio turnover rate	64%	74%	95%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.	129

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS High Yield Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$27.1604	$26.5188	$23.1844	$16.6270	$21.7449

Income (loss) from investment operations:
Net investment income[1]	2.0536	2.2699	2.2978	2.1980	1.6945
Net realized and unrealized gain (loss)	1.9359	(1.6283)	1.0366	4.3594	(6.8124)

Total income (loss) from investment operations	3.9895	0.6416	3.3344	6.5574	(5.1179)

Net asset value, end of year	$31.1499	$27.1604	$26.5188	$23.1844	$16.6270

Total investment return[2]	14.69%	2.42%	14.44%	39.17%	(23.41)%

Ratios to average net assets:
Expenses	0.1367%	0.1289%	0.1057%	0.1053%	0.0812%
Net investment income	7.04%	8.35%	9.28%	11.57%	8.45%

Supplemental data:
Net assets, end of year (000’s)	$219,741	$263,202	$406,463	$344,046	$459,460
Portfolio turnover rate	72%	60%	73%	126%	84%

	Year ended December 31,

UBS Opportunistic Emerging Markets Debt Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$17.5654	$16.6076	$13.8811	$8.6470	$11.9738

Income (loss) from investment operations:
Net investment income[1]	1.5013	0.8792	1.1031	1.0605	1.2614
Net realized and unrealized gain (loss)	1.0678	0.0786	1.6234	4.1736	(4.5882)

Total income (loss) from investment operations	2.5691	0.9578	2.7265	5.2341	(3.3268)

Net asset value, end of year	$20.1345	$17.5654	$16.6076	$13.8811	$8.6470

Total investment return[2]	14.62%	5.80%	19.61%	60.82%	(27.91)%

Ratios to average net assets:
Expenses before expense reimbursement	1.5757%	1.2421%	1.0598%	1.3068%	0.5194%
Expenses after expense reimbursement	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Net investment income	7.92%	5.15%	7.33%	8.68%	10.83%

Supplemental data:
Net assets, end of year (000’s)	$27,099	$15,878	$25,526	$35,543	$17,617
Portfolio turnover rate	49%	86%	72%	179%	15%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Cash Management Prime Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	0.002	0.002	0.002	0.005	0.026

Distributions from:
Net investment income	(0.002)	(0.002)	(0.002)	(0.005)	(0.026)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.17%	0.15%	0.21%	0.57%	2.71%

Ratios to average net assets:
Expenses before expense reimbursement	0.0533%	0.0594%	0.0645%	0.0763%	0.0533%
Expenses after expense reimbursement	0.0400%	0.0400%	0.0400%	0.0314%	0.0100%
Net investment income	0.17%	0.15%	0.21%	0.55%	2.80%

Supplemental data:
Net assets, end of year (000’s)	$632,522	$560,182	$619,798	$681,160	$400,956

	Year ended December 31,

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2012	2011	2010	2009	2008

Net asset value, beginning of year	$14.8163	$12.9000	$12.0337	$10.9011	$10.7690

Income (loss) from investment operations:
Net investment income[1]	0.3002	0.4970	0.3256	0.0902	0.3295
Net realized and unrealized gain (loss)	0.8691	1.4193	0.5407	1.0424	(0.1974)

Total income from investment operations	1.1693	1.9163	0.8663	1.1326	0.1321

Net asset value, end of year	$15.9856	$14.8163	$12.9000	$12.0337	$10.9011

Total investment return[2]	7.89%	14.87%	7.18%	10.39%	1.23%

Ratios to average net assets:
Expenses before expense reimbursement	0.2752%	0.2194%	1.4431%	1.2938%	1.3381%
Expenses after expense reimbursement	0.1000%	0.1000%	0.1000%	0.0755%	0.0475%
Net investment income	1.94%	3.61%	2.59%	0.80%	3.00%

Supplemental data:
Net assets, end of year (000’s)	$45,008	$98,227	$65,846	$11,985	$29,083
Portfolio turnover rate	134%	273%	307%	337%	418%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions, if any, or the redemption of Fund shares.

See accompanying notes to financial statements.	131

UBS Relationship Funds
Notes to financial statements

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The twelve series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or

UBS Relationship Funds
Notes to financial statements

instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities and instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ securities and instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities and instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

UBS Relationship Funds
Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate

UBS Relationship Funds
Notes to financial statements

a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011 and there was no change in accounting for the Funds. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At December 31, 2012, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, and UBS International Equity Relationship Fund had $68,905,578, $270,228,608, $28,010,560, and $45,924,960, respectively, of securities and instruments classified as Level 2 pursuant to the use of the systematic fair valuation model. In addition, UBS Emerging Markets Equity Relationship Fund transferred a security from Level 1 to Level 2, with a value of $6,858,180, due to the valuation changing from an unadjusted quoted price on a US exchange to a valuation based primarily on the valuation of the shares of the company as traded on the Russian exchange. The remaining Funds had no transfers between Level 1 and Level 2.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1)objectives

UBS Relationship Funds
Notes to financial statements

for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2012, except for forward foreign currency contracts for UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, for which the average volumes during the year were greater than at year end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2012 is as follows:

Asset derivatives

		Foreign
		exchange
	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward foreign currency contracts[1]	$—	$958,128	$958,128

Futures contracts[2]	1,227,779	—	1,227,779

Total value	$1,227,779	$958,128	$2,185,907

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Foreign
	exchange
	risk	Total

UBS Global Securities Relationship Fund

Forward foreign currency contracts[1]	$(2,068,677)	$(2,068,677)

Total value	$(2,068,677)	$(2,068,677)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$1,695,561	$1,695,561

Futures contracts	(850,196)	7,642,606	—	6,792,410

Options purchased[2]	—	(1,980,148)	—	(1,980,148)

Options written	—	1,198,305	—	1,198,305

Total net realized gain (loss)	$(850,196)	$6,860,763	$1,695,561	$7,706,128

Change in net unrealized appreciation/depreciation[3]

Forward foreign currency contracts	$—	$—	$(2,878,446)	$(2,878,446)

Futures contracts	218,173	1,404,738	—	1,622,911

Total change in net unrealized appreciation/depreciation	$218,173	$1,404,738	$(2,878,446)	$(1,255,535)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.
[2]	Realized gain (loss) is included in net realized gain (loss) on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

		Interest
	Credit risk	rate risk	Total

UBS Credit Bond Relationship Fund

Futures contracts[1]	$—	$22,105	$22,105

Swap agreements[2]	146,397	—	146,397

Total value	$146,397	$22,105	$168,502

[1]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of Investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

Liability derivatives

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Swap agreements[1]	$(7,335)	$(83,634)	$(90,969)

Total value	$(7,335)	$(83,634)	$(90,969)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Net realized loss[1]

Futures contracts	$(420,667)	$—	$(420,667)

Swap agreements	(5,067,507)	(58,064)	(5,125,571)

Total net realized loss	$(5,488,174)	$(58,064)	$(5,546,238)

Change in net unrealized appreciation/depreciation[2]

Futures contracts	$(252,222)	$—	$(252,222)

Swap agreements	4,140,523	66,076	4,206,599

Total change in net unrealized appreciation/depreciation	$3,888,301	$66,076	$3,954,377

[1] Statement of operations location: Net realized gain (loss) on futures contracts and swap agreements.
[2] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and swap agreements.

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward foreign currency contracts[1]	$—	$—	$67,414	$67,414

Futures contracts[2]	141,766	—	—	141,766

Swap agreements[1]	—	69,159	—	69,159

Total value	$141,766	$69,159	$67,414	$278,339

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward foreign currency contracts[1]	$—	$—	$(715,557)	$(715,557)

Futures contracts[2]	(63,350)	—	—	(63,350)

Swap agreements[1]	—	(184,967)	—	(184,967)

Total value	$(63,350)	$(184,967)	$(715,557)	$(963,874)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$785,488	$785,488

Futures contracts	(504,146)	—	—	(504,146)

Swap agreements	—	(540,115)	—	(540,115)

Total net realized gain (loss)	$(504,146)	$(540,115)	$785,488	$(258,773)

Change in net unrealized appreciation/depreciation[2]

Forward foreign currency contracts	$—	$—	$(1,830,092)	$(1,830,092)

Futures contracts	141,327	—	—	141,327

Swap agreements	—	107,841	—	107,841

Total change in net unrealized appreciation/depreciation	$141,327	$107,841	$(1,830,092)	$(1,580,924)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Credit risk	Total

UBS High Yield Relationship Fund

Swap agreements[1]	$704,017	$704,017

Total value	$704,017	$704,017

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

	Interest
	rate risk	Credit risk	Total

UBS High Yield Relationship Fund

Net realized loss[1]

Futures contracts	$(174,681)	$—	$(174,681)

Swap agreements	—	(8,081)	(8,081)

Total net realized loss	$(174,681)	$(8,081)	$(182,762)

Change in net unrealized appreciation/depreciation[2]

Swap agreements	$—	$704,017	$704,017

Total change in net unrealized appreciation/depreciation	$—	$704,017	$704,017

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements.

UBS Relationship Funds
Notes to financial statements

Asset derivatives

	Foreign
	exchange
	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward foreign currency contracts[1]	$45,606	$45,606

Options purchased[1]	3,307	3,307

Swap agreements[1]	63,541	63,541

Total value	$112,454	$112,454

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward foreign currency contracts[1]	$—	$(178,970)	$(178,970)

Futures contracts[2]	(2,694)	—	(2,694)

Swap agreements[1]	(26,097)	—	(26,097)

Total value	$(28,791)	$(178,970)	$(207,761)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$176,408	$176,408

Options purchased[2]	—	—	(303,809)	(303,809)

Options written	—	—	56,238	56,238

Swap agreements	22,101	—	(170,145)	(148,044)

Total net realized gain (loss)	$22,101	$—	$(241,308)	$(219,207)

Change in net unrealized appreciation/depreciation[3]

Forward foreign currency contracts	$—	$—	$(255,340)	$(255,340)

Futures contracts	(2,694)	—	—	(2,694)

Options purchased[2]	—	—	38,706	38,706

Options written	—	—	(707)	(707)

Swap agreements	(17,621)	4,149	17,338	3,866

Total change in net unrealized appreciation/depreciation	$(20,315)	$4,149	$(200,003)	$(216,169)

[1]	Statement of operations location: Net realized gain (loss) on options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

UBS Relationship Funds
Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2012, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment

UBS Relationship Funds
Notes to financial statements

flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

UBS Relationship Funds
Notes to financial statements

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

UBS Relationship Funds
Notes to financial statements

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

UBS Relationship Funds
Notes to financial statements

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2012, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount

UBS Global Securities Relationship Fund	$18,669
UBS Small-Cap Equity Relationship Fund	20,798
UBS U.S. Equity Alpha Relationship Fund	663

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,659,596 and $2,240,959 for the years ended December 31, 2012 and December 31, 2011, respectively.

UBS Relationship Funds
Notes to financial statements

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2012, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	$14,571
UBS International Equity Relationship Fund	15,317
UBS Small-Cap Equity Relationship Fund	10,069
UBS U.S. Equity Alpha Relationship Fund	12,677
UBS Credit Bond Relationship Fund	1,005
UBS Global Corporate Bond Relationship Fund	1,976
UBS Opportunistic Emerging Markets Debt Relationship Fund	11,739
UBS Cash Management Prime Relationship Fund	9,381
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	13,920

During the year ended December 31, 2012, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	$154,210
UBS International Equity Relationship Fund	187,221
UBS Small-Cap Equity Relationship Fund	142,447
UBS U.S. Equity Alpha Relationship Fund	136,813
UBS Credit Bond Relationship Fund	1,005
UBS Global Corporate Bond Relationship Fund	12,116
UBS Opportunistic Emerging Markets Debt Relationship Fund	193,119
UBS Cash Management Prime Relationship Fund	103,487
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	165,169

UBS Relationship Funds
Notes to financial statements

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the year ended December 31, 2012 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2012 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2012 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2012, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$144
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	553

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an

UBS Relationship Funds
Notes to financial statements

amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Fund’s Portfolio of investments.

4. Purchases and sales of securities
For the year ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$393,303,341	$879,475,025
UBS Emerging Markets Equity Relationship Fund	319,574,808	226,824,624
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	43,127,604	176,910,507
UBS International Equity Relationship Fund	15,383,371	12,094,423
UBS Small-Cap Equity Relationship Fund	53,077,571	72,769,975
UBS U.S. Equity Alpha Relationship Fund	145,716,171	224,359,475
UBS Credit Bond Relationship Fund	242,747,016	490,491,633
UBS Global Corporate Bond Relationship Fund	95,052,351	163,163,332
UBS High Yield Relationship Fund	151,720,483	242,737,756
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,306,568	7,636,972

For the year ended December 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$151,488,627	$213,523,018
UBS Credit Bond Relationship Fund	479,726,949	516,820,548
UBS Global Corporate Bond Relationship Fund	—	8,118,852
UBS High Yield Relationship Fund	7,508,146	12,956,544
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	122,420,659	181,138,730

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS Relationship Funds
Notes to financial statements

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2012, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 1, 2013

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a)a complete schedule of its portfolio holdings; and (b)information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Trustee and officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	timeserved	during past 5 years	overseen by trustee	held by trustee

Adela Cepeda; 54 A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director (since August 2012) of BMO Financial Corp. (U.S. Holding Company for the BMO Harris Bank N.A.), director of the Mercer Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago (since 2003).

John J. Murphy; 68 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1994	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.

UBS Relationship Funds
Trustee and officer information (unaudited)

Non-interested Trustees (concluded):

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	time served	during past 5 years	overseen by trustee	held by trustee

Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

Abbie J. Smith; 58 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008	Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

J. Mikesell Thomas; 61 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and Sole Shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since May 2012) and member of the Audit and Finance Committee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

UBS Relationship Funds
Trustee and officer information (unaudited)

Interested Trustee:

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	time served	during past 5 years	overseen by trustee	held by trustee

Shawn Lytle*[2]; 42	Interested Trustee	Since 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers:

Term of
	Position(s)	office[1] and	Principal occupation(s) during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) department of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers (continued):

Term of
	Position(s)	office[1] and	Principal occupation(s) during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Christopher S. Ha*; 32	Vice President and Assistant Secretary	Since September 2012	Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006).Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers (concluded):

Term of
	Position(s)	office[1] and	Principal occupation(s) during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM— Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $462,200 and $497,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $21,577 and $20,000 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2012 and 2011 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $127,400 and $133,725, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by E&Y of $366,339 and $381,075 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$148,977	$153,725
Non-Covered Services	$217,362	$227,350

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 11, 2013